UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

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Soliciting Material under §240.14a-12

TARGET CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2024 Proxy Statement & Notice of Annual Meeting of Shareholders

Wednesday, June 12, 2024 at 12:00 p.m. Central Daylight Time
Online at virtualshareholdermeeting.com/TGT2024

Letter from our Lead Independent Director

Dear Fellow Shareholders,

Throughout my tenure as Target’s Lead Independent Director, I’ve seen how this Board takes to heart its responsibility to represent the wide range of shareholder interests and points of view. We embrace the complexity of governing a highly visible and admired brand, one that aspires to include all and appeal to all. Our role in fostering long-term profitable growth draws on the diverse perspectives and broad business backgrounds each Board member brings to Target. It also draws on a unified commitment to help the company navigate prolonged economic, social, and geo-political uncertainty.

Knowing that expectations are high for a brand and team of Target’s caliber, I truly appreciate the depth of commitment and engagement from our entire Board, and our constructive interactions with CEO Brian Cornell and the rest of Target’s Leadership Team.

Driving growth, navigating risk

Along with my fellow Board members, we see the Target team striving week after week in pursuit of its core purpose: to help all families discover the joy of everyday life. We will stay closely engaged as management executes the growth-focused enterprise strategy that differentiates Target in the marketplace. Target’s durable business model, flexible multi-category portfolio, and leading array of fulfillment options help the team meet consumers where they are, all in service of providing an affordable, easy, and joyful shopping experience. This continued focus supports Target’s commitment to achieving key business goals – like recapturing sales, traffic, and market share growth, and creating strong shareholder returns.

Strong risk oversight is always a core part of governance, and it’s particularly important right now. Throughout 2022 and 2023, Target worked hard to help shoppers cope with higher inflation and interest rates. While we’ve seen some improvement in those macroeconomic headwinds, there continues to be a broad range of unique risks in the operating environment that call on Target to stay in close step with the U.S. consumer. As it did in 2023, the Board will play an ongoing and important role in helping Target navigate these challenges, ensuring appropriate adjustments and accountability. Our goal is to keep the company focused on long-term value creation, while remaining committed to Target’s purpose and core values.

Team investments and leadership development

The Board strongly supports Target’s human capital strategy and culture of caring, growing, and winning together, both of which have helped build a team that reflects the diverse communities and families Target serves. Investments like tuition-free education assistance are reducing turnover and increasing the number of internal promotions, especially among Target’s frontline team, and Target has taken a leadership role in advancing equitable pay and benefits.

Meanwhile, assessing and cultivating C-level leadership remains a top Board priority. In 2023, we endorsed movement and expansion across the current Leadership Team, with one member being named Chief Operating Officer, another member taking on the new role of Chief Corporate Affairs Officer, and a longstanding officer being promoted to the Leadership Team in the new role of Chief Community Impact and Equity Officer. The Board is also working closely with management to appoint a new Chief Financial Officer and a new Chief Legal and Compliance Officer.

At the same time, we recognize that the Board itself must have the right mix of backgrounds, skills, and experiences to exercise oversight responsibilities effectively. Rigorous policies for Board refreshment, plus our directors’ own commitment to keeping Board perspectives fresh and business experiences relevant, will help us govern Target well on behalf of shareholders for years to come.

In closing, I want to reinforce my gratitude for the support of our shareholders. Target has delivered profitable growth and strong shareholder returns over several decades – and the company’s plans to build on that long-term value are clear, compelling, and possible thanks to shareholders like you.

Sincerely,

Monica C. Lozano

Lead Independent Director

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Notice of meeting and proxy summary

This Meeting Notice & Proxy Summary highlights information described in other parts of this 2024 Proxy Statement and does not contain all information you should consider in voting. Please read the entire 2024 Proxy Statement carefully before voting.

For the meaning of capitalized terms or acronyms used in the 2024 Proxy Statement, please see Appendix A “Commonly used or defined terms” beginning on page 93.

To our shareholders,

You are invited to attend Target Corporation’s 2024 Annual Meeting to be held as follows:

Time and Date Wednesday, June 12, 2024 12:00 p.m. Central Daylight Time	Place virtualshareholdermeeting.com/TGT2024	Record Date April 15, 2024

Items of business

Item	Board’s Recommendation
Election of 12 directors (page 20)	FOR each Director Nominee
Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm (page 69)	FOR
Advisory approval of executive compensation (Say on Pay) (page 72)	FOR
Shareholder proposals, if properly presented at the meeting (page 73)	AGAINST each proposal

In addition, at the 2024 Annual Meeting we will conduct any other business that may properly come before the meeting. See Question 11 of the “Questions and answers about the 2024 Annual Meeting” beginning on page 86 for more information. Following the formal business of the 2024 Annual Meeting, our Chair & Chief Executive Officer will provide prepared remarks, followed by a question and answer session.

Proxy solicitation

The Board solicits the enclosed proxy for the 2024 Annual Meeting and any adjournment or postponement of the 2024 Annual Meeting. Any proxy may be revoked at any time prior to its exercise at the 2024 Annual Meeting.

Voting

You may vote if you held shares of Target common stock as of the record date (April 15, 2024). You are able to vote your shares by providing instructions to the proxy holders who will then vote in accordance with your instructions. We urge you to read the 2024 Proxy Statement carefully and to vote in accordance with the recommendations of the Board.

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Advance voting

If voting in advance of the 2024 Annual Meeting, you may do so as follows:

Method(1)
Instruction

•  Go to the website identified on the enclosed proxy card, VIF, or Internet Availability Notice.

•  Enter the control number on the proxy card, VIF, or Internet Availability Notice.

•  Follow the instructions on the website.

•  Call the toll-free number identified on the enclosed proxy card or VIF or, after viewing the proxy materials on the website provided in your Internet Availability Notice, call the toll-free number for telephone voting identified on the website.

•  Enter the control number on the proxy card, VIF, or Internet Availability Notice.

•  Follow the recorded instructions.

•  Mark your selections on the enclosed proxy card or VIF.

•  Date and sign your name exactly as it appears on the proxy card or VIF.

•  Promptly return the proxy card or VIF in the enclosed postage-paid envelope so the proxy card or VIF is received before the deadline.

Deadline	• Registered Shareholders or Beneficial Owners — 11:59 p.m. Eastern Daylight Time on June 11, 2024. • Participants in the Target 401(k) Plan — 6:00 a.m. Eastern Daylight Time on June 10, 2024.

(1)	Internet and Telephone voting is available 24 hours a day, seven days a week up to the applicable deadline. If you are a Beneficial Owner holding shares outside of the Target 401(k) Plan, you may only vote by Internet and Telephone if your broker, trustee, bank, or nominee makes those methods available to you. If you did not receive a proxy card or VIF and would like to vote by mail, you must request a physical copy of the proxy materials, which will include a proxy card or VIF, by visiting www.proxyvote.com, dialing 1-800-579-1639, or emailing sendmaterial@proxyvote.com. If requesting a physical copy of the proxy materials, please be prepared to provide your control number, which can be found in your Internet Availability Notice.

Attending and voting at the 2024 Annual Meeting

To attend, vote, and submit questions during the 2024 Annual Meeting you must visit virtualshareholdermeeting.com/TGT2024 and enter the 16-digit control number found on your proxy card, VIF, or Internet Availability Notice, as applicable. Shares held within the Target 401(k) Plan may only be voted by the trustee pursuant to voting instructions received in advance of the 2024 Annual Meeting, and may not be voted by a participant at the 2024 Annual Meeting.

Important: to attend the 2024 Annual Meeting you must have the 16-digit control number found on your proxy card, VIF, or Internet Availability Notice, as applicable.

Questions and answers about the 2024 Annual Meeting

We encourage you to review the “Questions and answers about the 2024 Annual Meeting” beginning on page 86 for answers to common questions about the meeting, proxy materials, voting, and other related topics.

Thank you for your continued support.

Sincerely,

Don H. Liu

Corporate Secretary	Approximate Date of Mailing of Proxy Materials or Internet Availability Notice:

April 29, 2024

Your vote is important. Thank you for voting.

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General information about corporate governance and the Board

Corporate governance highlights

Our core corporate governance practices are listed in the following table. In addition, we regularly evaluate our practices against prevailing best practices and emerging and evolving topics identified through shareholder outreach, current literature, and corporate governance organizations.

Practice	Description	Page(s)
Accountability to shareholders
Board evaluations and refreshment	The Board regularly evaluates its performance in a variety of ways. Those evaluations, changes in business strategy and operations, and anticipated director retirements are considered by the Governance & Sustainability Committee in determining desired skills for future Board members to supplement the general Board membership criteria in our Corporate Governance Guidelines.	20-23
Annual elections	All directors are elected annually, which reinforces our Board’s accountability to shareholders.	20
Majority voting standard	Our Articles of Incorporation require a “majority voting” standard in uncontested director elections—each director must receive more votes “For” their election than votes “Against” in order to be elected.	20
Director resignation policy	An incumbent director that does not meet the majority voting standard must promptly offer to resign. The Governance & Sustainability Committee will make a recommendation and the Board must act on the offer within 90 days and publicly disclose its decision and rationale.	20
Proxy access	Any shareholder or group of up to 20 shareholders owning 3% or more of Target common stock continuously for at least the previous three years may nominate and include in our proxy materials director nominees totaling up to the greater of 20% of the Board or at least two directors.	91-92
No poison pill	We do not have a poison pill.
10% special meeting threshold	Shareholders owning 10% or more of Target’s outstanding stock have the right to call a special meeting of shareholders.
Shareholder voting rights are proportionate to economic interests
Single voting class	Target common stock is the only class of voting shares outstanding.	86
One share, one vote	Each share of Target common stock is entitled to one vote.	86
Responsiveness to shareholders
Responses to shareholder proposals	The Board responds to shareholder proposals that receive significant support by either making the proposed changes or explaining why the actions were not taken through the shareholder engagement process, proxy statement disclosure, or other means.	73
Understanding opposition to management proposals	As part of its shareholder engagement process, the Board seeks to understand the reasons for, and respond to, significant shareholder opposition to management proposals, as applicable.	19
Availability of independent directors	Target’s Lead Independent Director is expected to be available for shareholder engagement, as appropriate.	10, 19
Strong, independent leadership
Independence	A majority of our directors must be independent. Currently, all of our directors other than our CEO are independent, and all of our Committees consist exclusively of independent directors.	12, 18

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Practice	Description	Page(s)
Lead Independent Director	Whenever our CEO is also the Chair of the Board, our Bylaws and Corporate Governance Guidelines require a Lead Independent Director position with robust responsibilities to provide independent oversight of our CEO and Leadership Team.	10
Annual elections for Lead Independent Director and Chair	Both the Lead Independent Director and the Chair of the Board are elected annually by the independent directors, which ensures that the leadership structure is reviewed at least annually.	10
Committee membership and leadership rotations	The Governance & Sustainability Committee reviews and recommends Committee membership. The Board appoints members of its Committees annually, rotates Committee assignments periodically, and seeks to rotate the Lead Independent Director position and Committee Chair assignments every four to six years.	10-11
Structures and practices enhance Board effectiveness
Diversity	The composition of our Board represents broad perspectives, experiences, and knowledge relevant to our business while maintaining a balanced approach to gender and ethnic diversity. In addition, the Board’s policy is to include candidates that identify as members of historically underrepresented groups in the pool of potential director candidates to be considered by the Governance & Sustainability Committee.	20, 22-24
Director tenure policies	Our director tenure policies include mandatory retirement at age 75 and a maximum term limit of 20 years. These policies encourage Board refreshment and provide additional opportunities to maintain a balanced mix of perspectives and experiences.	22
Director maximum outside boards policy	Any director serving as a CEO of a public company is expected to serve on no more than two public company boards (including our Board), and other directors are expected to serve on no more than four public company boards (including our Board).	23
Director onboarding and continuing education	To enhance and expand the Board’s knowledge of the retail industry and topics relevant to its oversight responsibilities, we provide an extensive new director onboarding session. We also encourage our directors to participate in external continuing director education programs.	22
Strategy and risk oversight	We disclose how strategy and risk oversight is exercised at the Board level and how risk oversight responsibilities are allocated among the Board and its Committees.	14-16
Management development and succession planning	Our Board regularly reviews senior management development and succession planning, with more in-depth reviews regularly conducted by the Compensation & Human Capital Management Committee.	16
Sustainability	We disclose how oversight responsibility for sustainability matters is allocated among the Board and its Committees and how our Leadership Team advances those priorities in support of our business. We also report about sustainability matters under widely used reporting standards and frameworks.	16-17
Information security, cybersecurity, and data privacy	We disclose how oversight responsibilities related to information security, cybersecurity, and data privacy are allocated among the Board and its Committees, and provide information about our program and practices.	17
Executive compensation incentive structures are aligned with long-term strategy
Performance linked to long-term strategy drives incentive awards	The Compensation & Human Capital Management Committee has identified short- and long-term performance goals that align with Target’s strategy and has incorporated those goals into executive compensation plans to serve as drivers of incentive awards.	41
Communicating executive compensation to shareholders	The CD&A explains how performance goals drive our executive compensation plans and connect to Target’s long-term strategy.	37-54
Follow leading compensation practices	See “Target’s executive compensation practices.”	51

For your convenience, we organized the corporate governance highlights in the table above to show how our corporate governance practices compare favorably with the corporate governance principles developed by ISG, which reflect common corporate governance beliefs featured in the proxy voting guidelines of the largest institutional investors and global asset managers who are part of ISG.

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Our directors

Name	Age	Director since	Current or notable prior company	Title	Independent	Public boards (including Target)
David P. Abney	68	2021	United Parcel Service, Inc.	Former Chairman & CEO	Yes	3
Douglas M. Baker, Jr.	65	2013	E2SG Partners, LP / Ecolab Inc.	Founding Partner / Former Chairman & CEO	Yes	2
George S. Barrett	69	2018	The Overtone Group L.L.C. / Cardinal Health, Inc.	Founder / Former Chairman & CEO	Yes	1
Gail K. Boudreaux	63	2021	Elevance Health, Inc.	President & CEO	Yes	2
Brian C. Cornell	65	2014	Target Corporation	Chair & CEO	No	2
Robert L. Edwards	68	2015	Safeway Inc.	Former President & CEO	Yes	1
Donald R. Knauss	73	2015	The Clorox Company	Former Chairman & CEO	Yes	3
Christine A. Leahy	59	2021	CDW Corporation	Chair, President & CEO	Yes	2
Monica C. Lozano	67	2016	ImpreMedia, LLC	Former Chair & CEO	Yes	3
Grace Puma	61	2022	PepsiCo, Inc.	Former Executive Vice President, Chief Operations Officer	Yes	2
Derica W. Rice	59	2020(1)	CVS Health Corporation / CVS Caremark	Former Executive Vice President/Former President	Yes	4
Dmitri L. Stockton	60	2018	General Electric Company	Former Senior Vice President & Special Advisor to the Chairman	Yes	4

(1)	Mr. Rice previously served on our Board from September 2007 to January 2018.

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Board leadership structure

We do not have a policy on whether the roles of Chair of the Board and CEO should be combined or separated. Instead, the Board prefers to maintain the flexibility to determine which leadership structure best serves the interests of Target and our shareholders based on evolving needs. We currently have a combined Chair of the Board and CEO leadership structure.

Whenever the Chair of the Board and CEO roles are combined, as they are currently, our Bylaws and Corporate Governance Guidelines require that we have a Lead Independent Director position to complement the Chair of the Board’s role and to serve as the principal liaison between the independent directors and the CEO. Our Corporate Governance Guidelines require that both the Chair of the Board and Lead Independent Director be elected annually by the independent directors.

The Board reevaluates its leadership structure at least annually as part of the Board evaluation process described under “Board and Committee evaluations” on page 21. As a result of its most recent evaluation, the Board decided to continue its current Board leadership structure, and the independent directors unanimously re-elected Mr. Cornell to serve as both Chair and CEO and Ms. Lozano to serve as a Lead Independent Director. In particular, this current leadership structure of having a combined Chair of the Board and CEO with a Lead Independent Director meets Target’s current needs and circumstances because it:

•	Enhances strategy development and oversight. Mr. Cornell’s familiarity with Target’s business and his extensive retail industry experience make him most capable of identifying strategic considerations and facilitating Board discussions about the development and oversight of Target’s business strategy, which is a key role of Board leadership.
•	Preserves leadership by independent directors. The Lead Independent Director’s clearly defined role and responsibilities as detailed below, coupled with leadership of each Board Committee by an independent director, ensures that the independent directors have the ability to devote Board attention to any matter they deem appropriate at any time without interference from the CEO.
•	Promotes timely communications and enhances Board efficiency and effectiveness. Mr. Cornell’s day-to-day role in managing our business and implementing strategy provides him with access to the people, information, and resources that allow him to efficiently identify and timely communicate significant business developments and sensitive matters, which is important to effective governance. Ms Lozano’s role as Lead Independent Director supplements that process by relaying feedback from the independent directors.
•	Has functioned effectively. The Board has continued to find the current leadership structure to be effective through its self-evaluation process.

The Board is committed to continuing to seek shareholder feedback on its approach as part of its ongoing shareholder outreach efforts and will continue to reassess its Board leadership structure on a regular basis.

Monica C. Lozano

Robust responsibilities:

•   Convene meetings. Has the authority to convene meetings of the Board and executive sessions consisting solely of independent directors at every meeting.

•   Preside at certain meetings. Presides at all meetings of the Board at which the Chair of the Board is not present, including executive sessions of independent directors.

•   CEO performance review. Oversees the annual performance review of the CEO, with input from the other independent directors.

•   Director liaison. Serves as the primary liaison between the CEO and the independent directors.

•   Meeting schedules, agendas, and information. Approves meeting schedules, agendas, and the information furnished to the Board to ensure that the Board has adequate time and information for discussion.

•   Shareholder engagement. Is expected to engage in consultation and direct communication with major shareholders, as appropriate.

•   Independent director expectations. Coordinates with the CEO to establish expectations for independent directors to consistently monitor Target’s operations and those of our competitors.

•   Composition and director succession planning. Consults with the Governance & Sustainability Committee regarding Board and Committee composition, Committee Chair selection, the annual performance review of the Board and its Committees, and director succession planning.

Annual election: Elected annually by the independent directors. Service length: As a guideline, the Lead Independent Director should serve in that capacity for no more than four to six years.
Lead Independent Director (Since 2021)

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Board and shareholder meeting attendance

The Board met six times during Fiscal 2023. All directors attended at least 80% of the aggregate total of meetings of the Board and Committees on which the director served during the last fiscal year.

Eleven of our thirteen then-serving directors attended our 2023 Annual Meeting. The Board has a policy requiring all directors to attend all annual meetings of shareholders, absent extraordinary circumstances. Ms. Healey, whose term ended at the 2023 Annual Meeting, and Mr. Rice did not attend the 2023 Annual Meeting.

Committees

Membership

Name	Audit & Risk	Compensation & Human Capital Management	Governance & Sustainability	Infrastructure & Finance
David P. Abney
Douglas M. Baker, Jr.
George S. Barrett			C
Gail K. Boudreaux
Robert L. Edwards(1)	C
Donald R. Knauss				C
Christine A. Leahy
Monica C. Lozano		C
Grace Puma
Derica W. Rice
Dmitri L. Stockton(1)
Meetings held in Fiscal 2023	8	5	5	5
C = Chair	= Member
(1) Mr. Stockton was chosen to succeed Mr. Edwards as Chair of the Audit & Risk Committee, effective June 2024. At that time, Mr. Edwards will continue serving as a member of the Audit & Risk Committee.

Determining composition and leadership

The Governance & Sustainability Committee is responsible for reviewing and recommending Committee membership. The Board appoints members of its Committees annually and rotates Committee assignments periodically. The following considerations provide the framework for determining Committee composition and leadership:

•	the guideline for rotating Committee Chair assignments is four to six years of service;
•	the Board seeks to have each director serve on two Committees;
•	the Board considers a number of factors in deciding Committee composition, including individual director experience and qualifications, prior Committee experience, and increased time commitments for directors serving as a Committee Chair or Lead Independent Director; and
•	the Corporate Governance Guidelines provide that if we have designated a Lead Independent Director that person also serves as a member of the Governance & Sustainability Committee.

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Information about our Committees

All members of each Committee are independent directors. Each Committee operates under a written charter, a current copy of which is available on Target’s website, as described in Question 16 “How may I access or receive the proxy materials, other periodic filings, key corporate governance documents, and other information?” on page 90. In fulfilling the oversight and other responsibilities delegated by the Board, each Committee:

•	provides the Board with regular reports of its activities;
•	has the sole authority to retain or terminate its consultants and other advisors;
•	receives appropriate funding to pay for necessary resources and administrative expenses; and
•	annually evaluates its performance.

Oversight and other responsibilities

•   Accounting and financial reporting. Accounting and financial reporting process, including the integrity of our financial statements and internal controls.

•   Independent auditor. Independent auditor engagement, qualifications, and independence.

•   Internal audit. Internal audit’s function, results, and assessment of our risk management processes.

•   Tax matters. Positions with respect to income and other tax obligations.

•   Committee report. “Report of the Audit & Risk Committee” on page 71, describing the Audit & Risk Committee’s duties and activities.

•   Policy oversight. Policies and procedures related to oversight areas (including auditor independence matters, accounting and auditing complaints, and related party transactions).

•   Compliance and ethics. Compliance and ethics programs, monitoring, investigations, and remediation efforts, including reports of potential misconduct.

•   Enterprise risk management. Enterprise risk management programs, principal business and operational risks (including vendor risk management, cybersecurity and information security, data privacy, product and food safety, and business continuity and disaster recovery), and coordination of risk oversight with the Board and other Committees.

•   Supply chain corporate responsibility matters. Management’s efforts to instill responsible and ethical practices within Target’s supply chain, including vendor human capital and responsible sourcing practices.

Committee members Mr. Edwards (Chair)(1) Mr. Abney Ms. Boudreaux Ms. Puma Mr. Rice Mr. Stockton(1) Number of meetings during Fiscal 2023 8
Audit & Risk Committee

(1) Mr. Stockton was chosen to succeed Mr. Edwards as Chair of the Audit & Risk Committee, effective June 2024. At that time, Mr. Edwards will continue serving as a member of the Audit & Risk Committee.

The Board has determined that all members of the Audit & Risk Committee satisfy the applicable audit committee independence requirements of the NYSE and the SEC. The Board has also determined that Mr. Edwards, Mr. Abney, Ms. Boudreaux, Mr. Rice, and Mr. Stockton have acquired the attributes necessary to qualify them as “audit committee financial experts” as defined by applicable SEC rules. The determination for each of Mr. Edwards, Mr. Abney, Ms. Boudreaux, and Mr. Rice was based on experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor, or actively supervising a person holding one of those positions. For Mr. Stockton, the determination was based on his financial oversight experiences with General Electric Company. The Board also determined that Mr. Rice’s simultaneous service on the audit committees of four public companies will not impair his ability to effectively serve on the Audit & Risk Committee.

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Oversight and other responsibilities

•   Executive compensation program. Compensation philosophy, selection, and relative weightings of different compensation elements to balance risk, reward, and retention objectives, and the alignment of incentive compensation performance measures with our strategy.

•   CEO compensation. Goals, objectives, elements, and value for the CEO’s compensation, in consultation with independent members of the Board.

•   Other Leadership Team compensation. Compensation elements and value for all other members of our Leadership Team, including our Non-CEO NEOs.

•   Management development and succession planning. Senior management development, evaluation, and succession planning, including CEO succession planning.

•   Board compensation. Compensation provided to non-employee members of the Board.

•   Committee report. “Compensation & Human Capital Management Committee Report” on page 37.

•   Compensation risk management. Risks associated with our compensation policies, practices, and incentives, and whether those policies and practices create material risks to Target.

•   Human capital management. Human capital matters with respect to our workforce, including broad-based compensation and benefits, culture and Team Member engagement, DE&I in support of our business, pay equity, and Team Member growth and development.

Committee members Ms. Lozano (Chair) Mr. Baker Mr. Barrett Mr. Knauss Ms. Leahy Number of meetings during Fiscal 2023 5
Compensation & Human Capital Management Committee
The Board has determined that all members of the Compensation & Human Capital Management Committee satisfy the applicable compensation committee independence requirements of the NYSE and the SEC.

Oversight and other responsibilities

•   Corporate governance. Corporate governance structure and practices.

•   Director succession planning. Director succession planning reviews and identification, screening, and recruitment of individuals qualified to become Board members.

•   Board and Committee composition and leadership. Recommendations, in consultation with the Lead Independent Director, on overall composition of the Board and its Committees, and the selection of the Committee Chairs and the Lead Independent Director.

•   Board and Committee evaluations. Annual performance review of the Board and its Committees in consultation with the Lead Independent Director.

•   Sustainability matters. Overall approach to sustainability program management matters (including strategy formulation, topic prioritization, monitoring, and external reporting), environmental stewardship practices, philanthropy and community engagement, and social and political issues and risks not allocated to other Committees.

•   Public policy advocacy and political activities. Our policies and practices regarding public policy advocacy and political activities.

Committee members Mr. Barrett (Chair) Mr. Baker Ms. Leahy Ms. Lozano Mr. Stockton Number of meetings during Fiscal 2023 5
Governance & Sustainability Committee

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Oversight and other responsibilities

•   Investment activity. Investment activity, including aligning investments with our strategy, and evaluating the effectiveness of investment decisions.

•   Infrastructure resources. Management’s resource allocation plans regarding infrastructure requirements.

•   Significant transactions. Management’s plans and strategies for significant transactions within the strategic framework reviewed by the Board, including level of investment, sources of financing, expected returns, and post-acquisition integration and performance of acquired businesses.

•   Financial matters. Financial policies and financial condition, including our liquidity position, funding requirements, ability to access the capital markets, interest rate exposures, and policies regarding return of cash to shareholders.

•   Financial risk management. Financial risk assessment process, management activities, and strategies, and use of third-party insurance and self-insurance strategies.

Committee members Mr. Knauss (Chair) Mr. Abney Ms. Boudreaux Mr. Edwards Ms. Puma Mr. Rice Number of meetings during Fiscal 2023 5
Infrastructure & Finance Committee

Core functions of the Board

The Board is responsible for overseeing Target’s business and affairs, which covers a wide range of activities that support Target’s purpose to help all families discover the joy of everyday life. To provide you with a better understanding of how our Board meets that responsibility, this section discusses some core functions our Board performs and how those functions oversee, support, and relate to management’s roles and responsibilities.

Strategy oversight

Target delivers on our purpose of helping all families discover the joy of everyday life through our curated, multi-category assortment, outstanding value, and a team that’s centered on care for each other, our guests, and communities. Our stores, digital experience, fulfillment services, and loyalty ecosystem also play a critical role in differentiating Target and bringing our purpose to life. Our strategy aims to expand Target’s relevancy in consumers’ lives and drive traffic, sales, and market share growth. Core elements include:

•	Delighting with newness, style, and value by strengthening our owned brands portfolio, curating leading national brands, and expanding the breadth and depth of signature partnerships.
•	Delivering value by providing everyday low pricing and leveraging promotions and our loyalty ecosystem, Target Circle.
•	Opening new stores, updating existing stores, and enhancing our digital experience to reach more consumers and provide a reliably convenient, easy, and inspiring shopping experience.
•	Transforming our supply chain for increased efficiency, speed, capacity, and reliability across our network.
•	Being a favorite discovery destination by making it easy for consumers to discover Target’s products and experiences across different channels and touchpoints, including our stores, our mobile app and website, and social platforms.
•	Expanding our capabilities, such as our Roundel advertising business, to leverage our assets and enhance the guest experience.

Our strategy defines how we’ll continue to differentiate Target, and we’ll seek to enable growth through:

•	Our Team – A highly engaged, diverse, purpose-driven, and community-oriented team.
•	Consumer-Centricity – A deep understanding of consumers.
•	Technology – A connected ecosystem of data, insights, and technology, including artificial intelligence.
•	Efficiency – Simplify work for our teams to make it easier to deliver a great guest experience.
•	Sustainability – Resiliency in our business model through our Target Forward strategy.

The Board has an important role in overseeing the development, periodic review, and ongoing monitoring of our strategy. With a strong overall strategy in place, the Board and its Committees are focused on overseeing strategy execution by:

•	ensuring that Target has a high-performing Leadership Team and appropriate resources to carry out the strategy; and
•	confirming that the primary risks to successfully executing our strategy are appropriately identified and managed.

To support its strategy oversight role, at each regular meeting the Board receives updates about our financial and strategic performance, including the development and monitoring of specific initiatives and their overall alignment with our strategy.

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Risk oversight

Oversight of the various risks we face in implementing our strategy is an integral and continuous part of the Board’s oversight of our business. The Board, each Committee, and management have specific roles and responsibilities with respect to those risks.

The Board and its Committees

The Board provides oversight of overall risks and seeks to ensure that our Leadership Team has processes in place to appropriately manage risk. Strategic risks are emphasized within that overall risk oversight responsibility because they are an integral and ongoing part of the Board’s oversight of our business. For example, our principal strategic risks are reviewed as part of the Board’s regular discussion and consideration of our strategy. Similarly, at every meeting the Board reviews the principal factors influencing our operating results, including the competitive environment, and discusses with our Leadership Team the major events, activities, and challenges affecting Target.

The Audit & Risk Committee oversees our enterprise risk management program and periodically reviews our approach to risk identification, assessment, and mitigation strategies with the Board to facilitate coordination with the activities of the Board and other Committees. The Chief Corporate Affairs Officer and senior members of the enterprise risk management team provide the Audit & Risk Committee with regular updates on the enterprise risk management program and the status of key risks facing the business. The Audit & Risk Committee also regularly receives updates on key risk areas from other members of our Leadership Team (and certain members of their teams with primary responsibility for managing those risk areas), and regularly reviews legal and regulatory risk, compliance, and ethics matters.

Under our existing Board leadership structure, the Lead Independent Director plays an important role in supporting the Board’s oversight of risks by approving meeting schedules, agendas, and the information furnished to the Board. The Committee Chairs do the same for their respective Committees. The general risk oversight functions among the Board and its Committees are provided below. For more detail on the specific oversight and responsibilities of each Committee, see pages 12 - 14.

(1)	As part of its overall oversight role, the Board addresses certain aspects of matters that are primarily overseen by its Committees.
(2)	The Board oversees sustainability risks through its evaluation of business strategy risks and as part of its consideration of top enterprise risks.

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Management

The primary responsibility for the identification, assessment, and management of the various risks that we face belongs with our Leadership Team and certain members of its teams.

Our Chief Corporate Affairs Officer provides centralized oversight of Target’s enterprise risk management program. Our Chair & CEO and his direct reports meet regularly with the Chief Corporate Affairs Officer and the enterprise risk management team to identify, assess, and manage risks facing the business. In addition, the Chief Corporate Affairs Officer and members of our enterprise risk management team regularly meet with leaders of business areas to inform, coordinate, and manage the enterprise risk management program. Furthermore, our Chief Legal & Compliance Officer and members of his team provide regular updates to the Chief Corporate Affairs Officer and the enterprise risk management team on legal and regulatory risk, compliance, and ethics matters.

Our risk management capabilities are intended to increase the likelihood of desired business outcomes. The different risk-related roles and responsibilities, which are aligned and coordinated using a common framework, are fulfilled by different business functions as follows:

•	Business teams. Define business objectives and desired outcomes. Execute, oversee, and monitor day-to-day business activities and risks, leveraging risk and compliance tools and support as appropriate.
•	Risk and compliance teams. Partner with business teams to identify, assess, prioritize, treat, and monitor top enterprise risks. Develop, help implement, monitor, and evaluate processes, as appropriate, to enable business teams’ oversight and day-to-day risk management.
•	Internal audit. Directly overseen by the Audit & Risk Committee. Provide independent assurance and risk insights to instill confidence in and evaluate whether Target’s programs and processes will sustainably achieve intended outcomes.

Management development and succession planning

One of the primary responsibilities of the Board is to ensure that Target has a high-performing Leadership Team. To meet that goal, the Board, the Compensation & Human Capital Management Committee, and management share responsibility for management development and succession planning:

Responsible party	Oversight area for management development and succession planning
Board	Oversight of these topics as part of its overall oversight role, including regular reviews of management development and succession planning to maximize the pool of internal candidates who can assume top management positions without undue interruption
Compensation & Human Capital Management Committee	Primary responsibility for organizational talent and development and management succession planning, including regular reviews of executive performance, diverse representation, potential, and succession planning with a deeper focus than the full Board review, emphasizing career development for high-potential members of management
Management	The Chief Human Resources Officer, who is a member of our Leadership Team, and senior Human Resources leaders work with functional leaders across Target in developing and implementing programs to attract, assess, and develop management-level talent for possible future senior leadership positions, including those on our Leadership Team

Sustainability matters

Our sustainability strategy is grounded in long-term growth and value creation for our business and our shareholders. As we analyze which matters to prioritize and evaluate as part of our sustainability strategy, we engage with a broad, diverse, and ever-evolving group of stakeholders, including our Team Members, guests, shareholders, manufacturers, and community organizations.

Target Forward, our enterprise sustainability strategy, reflects those prioritized sustainability matters integrated into our strategy and purpose. Target Forward builds on our legacy of corporate responsibility and seeks to fortify our business, drive growth for the future, and help ensure our team and communities continue to thrive. It incorporates specific goals that support our ambitions to design and elevate sustainable brands, innovate to eliminate waste, and accelerate opportunity and equity with Team Members, guests, partners, and communities. More information about Target Forward and our goals can be found on our website at corporate.target.com/sustainability-governance.

Given the breadth of sustainability matters for a company of our size and scale, oversight of those issues is allocated throughout the Board and its Committees.

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Responsible party	Oversight areas for sustainability matters
Board

•   Crisis management and response

•   Organizational team health

•   Reputation management

•   Sustainability risks (through oversight of our business strategy and top enterprise risks)

•   Sustainability strategy (through oversight of our business strategy and annual strategic priorities)

Audit & Risk Committee

•   Compliance and ethics

•   Cybersecurity and information security

•   Data privacy

•   Product and food safety

•   Supply chain corporate responsibility matters, including vendor human capital and responsible sourcing practices

Compensation & Human Capital Management Committee	• Broad-based compensation and benefits • Culture and Team Member engagement • DE&I in support of our business • Pay equity • Team Member growth and development
Governance & Sustainability Committee

•   Environmental stewardship practices (including climate and energy, waste, natural resources, and chemicals)

•   Overall approach to sustainability program management matters (including strategy formulation, topic prioritization, monitoring, and external reporting)

•   Philanthropy and community engagement

•   Policies and practices regarding public policy advocacy and political activities

•   Social and political issues and risks not allocated to other Committees

At the management level, our sustainability matters are led and coordinated by our Senior Vice President, Corporate Responsibility & Sustainability, who reports to a member of our Leadership Team and regularly engages with the Governance & Sustainability Committee and provides relevant information to the full Board. The Senior Vice President, Corporate Responsibility & Sustainability is responsible for:

•	conducting regular priority assessments to determine the topics of most significance to our stakeholders;
•	collaborating with our Leadership Team to instill sustainability-related priorities into our business operations, including product design and development, sourcing and supply chain operations, and our new store development; and
•	developing sustainability-related goals and managing our sustainability data, measurement, and reporting.

In our annual Sustainability and Governance Report we provide extensive information on different sustainability and corporate responsibility matters and include appendices that organize and report the information according to the most widely used reporting standards and frameworks. Our most recent report is available on our website at corporate.target.com/sustainability-governance/governance-and-reporting/reporting-progress.

Information security, cybersecurity, and data privacy

Securing company systems, business information, and personal information of our guests, Team Members, vendors, and other third parties is important to us. We have systems in place to:

•	safely receive, protect, and store that information;
•	collect, use, and share that information appropriately; and
•	detect, contain, and respond to information security, cybersecurity, and data privacy incidents.

While everyone at Target plays a part in information security, cybersecurity, and data privacy, oversight responsibility is shared by the Board, its Committees, and management. For additional information regarding our cybersecurity risk management, strategy, and governance and a related description of our information security and data privacy practices, see Part I, Item 1C, Cybersecurity of our 2023 Annual Report.

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Director independence

The Board believes that a majority of its members should be independent directors. The Board annually reviews all relationships that directors have with Target to affirmatively determine whether the directors are independent. If a director has a material relationship with Target, that director is not independent. The listing standards of the NYSE also detail certain relationships that, if present, preclude a finding of independence. The Board affirmatively determined that all non-employee directors are independent. Mr. Cornell is the only director employed by Target and is not independent.

In making its independence determination, the Board specifically considered the following transactions during the past three years and concluded that none of them impaired any director’s independence:

•	Ms. Boudreaux serves as President & Chief Executive Officer of Elevance Health, Inc., from which we obtained the wellness services that previously comprised our Team Member life resources program; and
•	Ms. Leahy serves as President & Chief Executive Officer of CDW Corporation, from which we purchased supplies, merchandise, equipment, software, servicing, repairs, and maintenance.

Each of the transactions listed in this “Director independence” section involved amounts that represented an immaterial percentage of our, and the other entity’s, revenues, and were well below the amounts that would preclude a finding of independence under the NYSE listing standards. In addition, none of the transactions listed in this “Director independence” section are related-party transactions because none of the directors have a direct or indirect material interest in the listed transactions.

Policy on transactions with related persons

The Board has adopted a written policy requiring that any transaction: (a) involving Target, (b) in which one of our directors, nominees for director, executive officers, or greater than five percent shareholders, or their immediate family members, have a direct or indirect material interest, and (c) where the amount involved exceeds $120,000 in any fiscal year, be approved by a majority of independent directors of the full Board or by a designated Committee. The Board has designated the Audit & Risk Committee as having responsibility for reviewing and approving all such transactions except those dealing with compensation of executive officers and directors, or their immediate family members, in which case it will be reviewed and approved by the Compensation & Human Capital Management Committee.

In determining whether to approve any such transaction, the independent directors or relevant Committee must consider, in addition to other factors deemed appropriate, the material facts of the transaction and whether the transaction is on terms no less favorable to Target than those involving unrelated parties. The Audit & Risk Committee must prohibit any transaction it determines to be inconsistent with the interests of Target and its shareholders. No director may participate in any review or approval of any transaction if the director, or the director’s immediate family member, is a party to the transaction.

The Audit & Risk Committee approved one related party transaction in accordance with this policy during Fiscal 2023. Donald Knauss, a non-employee director, has a son who is employed as a sales representative by a supplier from which Target purchases wholesale merchandise. Mr. Knauss’s son represented the supplier in its relationship with Target Corporation during Fiscal 2023. We purchased approximately $15.1 million of merchandise from the supplier in Fiscal 2023, which represented less than 0.02% of our annual revenues. Target’s decisions regarding purchases of merchandise from its suppliers are made by Team Members in the merchandising departments and no member of the Board has any input or involvement in such decisions. The transaction involving Mr. Knauss’s son did not affect Mr. Knauss’s independence and the Board affirmatively determined that Mr. Knauss is independent.

Business ethics and conduct

We are committed to conducting business ethically and lawfully. All of our directors and executive officers, like all Team Members, are required to act with honesty and integrity. Our Code of Ethics, which applies to all Team Members, including our executive officers and Chief Accounting Officer & Controller, establishes expectations to guide ethical decision-making, including putting ethics into action, working together, maintaining trust, conducting business fairly, safeguarding what’s ours, and caring for our world. Included within those topics is how we address conflicts of interest, fair dealing, required information disclosures and compliance with laws, rules and regulations, and prompt reporting. Our Code of Ethics also describes the means by which any Team Member can provide an anonymous report of an actual or apparent violation of our Code of Ethics.

Similarly, our directors are subject to a separate Code of Ethics contained within our Corporate Governance Guidelines, which is tailored to the unique role fulfilled by members of the Board and addresses conflicts of interest, corporate opportunities, maintaining confidentiality, compliance with laws, fair dealing, and compliance procedures.

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Our Code of Ethics applicable to all Team Members and our Corporate Governance Guidelines containing the Code of Ethics applicable to members of the Board are available on Target’s website, as described in Question 16 “How may I access or receive the proxy materials, other periodic filings, key corporate governance documents, and other information?” on page 90. Any amendments to, or waivers of, any provision of the applicable Code of Ethics involving our directors, executive officers, Chief Accounting Officer & Controller, or other persons performing similar functions are disclosed on our website at corporate.target.com/sustainability-governance/governance-and-reporting/corporate-governance.

Shareholder engagement

We regularly engage with our shareholders, both large and small, relating to our business, compensation practices, and sustainability matters. We involve our Lead Independent Director in these conversations, as appropriate. The principal topics of engagement since our 2023 Annual Meeting included:

•	Board leadership structure and director education and onboarding practices;
•	our sustainability strategy, Target Forward, including how it drives our business strategy and purpose;
•	human capital management, including the use of metrics to potentially enhance disclosures in this area; and
•	our executive compensation program, pay for performance philosophy, and evolving practices.

While we benefit from an ongoing dialogue with many of our shareholders, we recognize that we have not communicated directly with all of our shareholders. If you would like to engage with us, please send correspondence to Target Corporation, Attn: Investor Relations, 1000 Nicollet Mall, TPN-1220, Minneapolis, Minnesota 55403 or email investorrelations@target.com.

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Item one     Election of directors

Item of business	Board recommendation	Voting approval standard

Election of 12 director nominees named in the 2024 Proxy Statement.	The Board recommends that shareholders vote FOR each director nominee.	More votes “For” than “Against.” Abstentions and broker non-votes have no effect in calculating the required vote.

For additional details about the Board recommendation and voting standards, please see Question 10 “What items are being voted upon, how does the Board recommend that I vote, and what are the standards for determining whether any item has been approved?” on page 88.

Election and nomination process

Governance principles

Our election process is backed by sound corporate governance principles:

•	all directors are elected annually;
•	directors are elected under a “majority voting” standard in uncontested elections—each director must receive more votes “For” his or her election than votes “Against” in order to be elected; and
•	an incumbent director who is not re-elected under the majority voting standard must promptly offer to resign. The Governance & Sustainability Committee will make a recommendation on the offer to the full Board, and the Board must accept or reject the offer within 90 days and publicly disclose its decision and rationale.

Board membership criteria and identifying candidates

Our Corporate Governance Guidelines provide the following general Board membership criteria:

•	directors are to have broad perspectives, experience, knowledge, and independent judgment, and a high degree of interest and involvement;
•	the Board as a whole should consist predominantly of persons with strong business backgrounds that span multiple industries; and
•	the Board seeks directors who can bring different sets of experiences and perspectives to the Board. It is the policy of the Board to include, and to instruct third-party search firms and others who assist in identifying director candidates to include, candidates that identify as members of historically underrepresented groups in the pool of potential director candidates to be considered by the Governance & Sustainability Committee.

The Governance & Sustainability Committee is responsible for recommending to the Board any additional criteria for selecting director candidates; identifying, screening, and recruiting candidates; and making director nomination recommendations to the full Board. To determine desired skills and qualifications to supplement the general Board membership criteria, the Governance & Sustainability Committee considers:

•	changes in our business strategy or operating environment and the future needs of the Board in light of anticipated director retirements under our Board tenure policies; and
•	input from the Board and Leadership Team and feedback from our shareholders to identify the backgrounds and skill sets that are desired.

The table on pages 23 - 24 provides the current key characteristics of our business and desired skills for director candidates for overseeing those business characteristics.

Our internal talent acquisition team and, occasionally, a third-party search firm assist the Governance & Sustainability Committee to identify candidates using the general Board membership criteria and current desired skills described in this section. In addition, the Governance & Sustainability Committee considers candidates who are recommended by shareholders, other Board members, the CEO, and our Leadership Team against those same general Board membership criteria and desired skills.

Any shareholder who wants to recommend a candidate for the Governance & Sustainability Committee to consider nominating for the 2025 Annual Meeting should submit a written request and related information to our Corporate Secretary no later than December 31, 2024 in order to allow for sufficient time to consider the recommendation. Shareholders may also nominate director candidates directly if they comply with our Bylaws, which are described in more detail in Question 19 “How do I submit a proposal or nominate a director candidate for the 2025 Annual Meeting?” on pages 91 - 92.

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Board and Committee evaluations

Overview

The Governance & Sustainability Committee, in consultation with the Lead Independent Director, annually leads an evaluation reviewing the performance of the Board and its Committees. The evaluation process seeks to obtain each director’s assessment of the effectiveness of the Board, the Committees and their leadership, Board and Committee composition, and Board/management dynamics. In addition, as part of the process the Board evaluates individual director performance through questions in the survey focused on obtaining candid feedback on individual directors and during the one-on-one conversations between the Lead Independent Director and each director regarding their survey responses. This annual evaluation has occasionally been conducted by a third-party consultant, as appropriate. Our Corporate Secretary’s Office administered the most recent evaluation. This annual review process is supplemented by regular one-on-one conversations between the Lead Independent Director and each director to obtain informal feedback throughout the year.

Annual review process

Evaluation planning	Director surveys	One-on-one interviews	Board and Committee discussions	Annual governance review

Governance & Sustainability Committee reviews the format and review process for the annual evaluation, including the questions to be addressed	Survey completed by each director about the Board (including individual director performance) and the Committees on which the director served	Lead Independent Director completes one-on-one interviews with each director to seek additional information to supplement the survey responses	The full Board and each Committee meet to discuss the results	Governance & Sustainability Committee incorporates feedback from the evaluation process as part of its annual governance review

Actions

Over the past few years, the evaluation process has contributed to different enhancements to the Board and its Committees, including:

•	reallocating Committee responsibilities and renaming the Committees to reflect their revised scope;
•	providing additional disclosure regarding our Board leadership structure and our policies and practices that facilitate effective, independent leadership;
•	managing Board composition and refreshment to provide a wealth of relevant expertise, diverse mix of skills, gender and racial/ethnic diversity, and balanced tenure;
•	adopting a formal Board diversity policy to include, and to instruct third-party search firms and others who assist in identifying director candidates to include, candidates that identify as members of historically underrepresented groups in the pool of potential director candidates to be considered by the Governance & Sustainability Committee; and
•	revising the mandatory retirement age policy to increase the age to 75 to align with the prevailing practice of other S&P 500 companies.

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Board refreshment and composition

Tenure policies

The Board maintains tenure policies (contained in our Corporate Governance Guidelines) to encourage regular refreshment and provide additional opportunities to add to the Board’s balanced mix of perspectives and experiences.

Tenure and age of independent directors

Our current Board’s composition represents a balanced approach to tenure for our independent directors, allowing the Board to benefit from the experience of longer-serving directors combined with fresh perspectives from newer directors:

(1)	Mr. Rice previously served on our Board from September 2007 to January 2018. We included his prior service in determining his total tenure with the Board for purposes of our tenure policies.

Board diversity

The Board values directors who can bring different sets of experiences and perspectives to the Board. The composition of the Board’s current membership is consistent with a strong history of gender and racial/ethnic diversity on the Board.

(1)	Our racially or ethnically diverse directors are Ms. Lozano, Ms. Puma, Mr. Rice, and Mr. Stockton.

Board education, outside affiliations, and skills

Director onboarding and continuing education

To enhance and expand the Board’s knowledge of the retail industry and topics relevant to its oversight responsibilities, we provide an extensive new director onboarding session with key executives that informs new directors about Target’s business and significant operational, financial, human capital, and risk management matters. Additionally, the Board and individual directors periodically participate in site visits to Target stores and supply chain facilities, and they are also expected to regularly visit our principal competitors’ stores for comparison purposes. We also encourage our directors to participate in external continuing director education programs and provide reimbursement of program costs.

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Director outside affiliations

Our Corporate Governance Guidelines provide that any director serving as a CEO of a public company is expected to serve on no more than two public company boards (including our Board), and other directors are expected to serve on no more than four public company boards (including our Board). Pursuant to the Corporate Governance Guidelines, directors are required to seek the consent of the Chair of the Board prior to serving on another for-profit company board of directors, whether public or private. In reviewing any such request, consideration is given to the director’s time commitments related to other boards and to Target, the potential for any conflicts with the director’s duties to Target, and any other factors deemed relevant.

Independent director skills and diversity matrix

The Board believes that its members’ collective backgrounds, skills, and experiences make it well-qualified to exercise oversight responsibilities on behalf of Target’s shareholders and other stakeholders. The following tables describe key characteristics of our business, desired skills for overseeing those business characteristics, director qualifications for possessing those skills, and the self-identified skills and individual diversity attributes for each independent member of our Board nominated for election at the 2024 Annual Meeting. As described on page 20, the Governance & Sustainability Committee uses the general Board membership criteria listed in our Corporate Governance Guidelines, along with the desired skills and qualifications listed in the following table, to identify, screen, and recruit director candidates and make director nomination recommendations to the full Board.

Target’s business characteristics	Desired skill	Director qualifications for possessing the skill
Target is a large retailer that offers everyday essentials and fashionable, differentiated merchandise at discounted prices in stores and through digital channels.	Retail industry experience	Executive officer level experience or service on the board of directors at a large retail or consumer products company.
Target’s scale and complexity requires strong leadership to align our team, technology, and operations across many areas, including marketing, merchandising, supply chain, fulfillment, real estate, finance, sustainability, and corporate responsibility.	Senior leadership	Experience in an executive officer level role or senior government leadership role.
Our brand is the cornerstone of our strategy to offer a preferred shopping experience for our guests that differentiates us in the marketplace.	Marketing / Brands	Executive officer level experience in marketing or managing well-known brands or the types of consumer products we sell, or service on the board of directors of a marketing or consumer products company.
We have a large and global workforce, which represents one of our key resources, as well as one of our largest operating expenses.	Human capital management	Executive officer level experience managing a large or global workforce or DE&I strategy, or experience on a board of directors overseeing those functions.
Leveraging our stores-as-hubs to efficiently provide an engaging, convenient, safe, and differentiated shopping experience for guests, whether they purchase online or physically in-store, requires significant capital deployment, a large network of facilities and real estate, and effective resource allocation to support our business and infrastructure needs at scale.	Capital deployment	Experience with capital deployment for business operations, real estate transactions or property management, or mergers and acquisitions; actively supervising someone performing similar functions; or service on a board of directors overseeing those functions.
Our business involves sourcing merchandise domestically and internationally from numerous vendors and distributing it through our fulfillment network.	Global supply chain	Executive officer level experience or service on the board of directors of a company with global supply chain operations.
Maintaining and enhancing our relevancy to deepen our engagement with guests and requires a variety of digital tools and data analytics to support many aspects of our operations, including loyalty programs, merchandising, and fulfillment.	Digital tools / Data analytics	Experience in digital platforms, digital media, customer loyalty programs, or data analytics; actively supervising someone performing similar functions; or service on the board of directors of a digital platforms, digital media, or data analytics company.
Securing and appropriately handling the information we receive and store about our guests, Team Members, vendors, and other third parties is important to us.	Information security / Data privacy	Experience in information security, cybersecurity, or data privacy; actively supervising someone performing similar functions; or service on a board of directors overseeing those functions.
We are a large public company with a disciplined approach to financial management and accurate disclosure.	Financial management	Qualification as an “audit committee financial expert” under applicable SEC rules; executive officer level experience in financial management, reporting, or planning and analysis; or experience on a board of directors overseeing any of those finance functions.
We are subject to a variety of risks and seek to identify, assess, and manage those risks for the long-term success of our business and to meet our legal and regulatory obligations.	Risk management	Executive officer level experience in enterprise risk management; actively supervising someone performing similar functions; or service on a board of directors overseeing those functions.

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Target’s business characteristics	Desired skill	Director qualifications for possessing the skill
To be successful, we must preserve, grow, and leverage the value of our reputation with our guests, Team Members, vendors, the communities in which we operate, and our shareholders and appropriately respond to crisis events affecting those stakeholders.	Reputation management	Experience in community relations, public service, government affairs, corporate governance, or crisis response; actively supervising someone performing similar functions; or service on a board of directors overseeing any of those functions.
We seek to identify, assess, and prioritize the sustainability and governance matters that will help fortify our business, drive long-term growth and value creation for our business and our shareholders, and help ensure our team and communities continue to thrive.	Environmental, social, and governance	Experience in strategies supporting sustainable long-term value creation or any matters included in our sustainability and governance priorities; actively supervising someone performing similar functions; or service on a board of directors overseeing any matters included in our sustainability and governance priorities.

Desired skill	Mr. Abney	Mr. Baker	Mr. Barrett	Ms. Boudreaux	Mr. Edwards	Mr. Knauss	Ms. Leahy	Ms. Lozano	Ms. Puma	Mr. Rice	Mr. Stockton
Retail industry experience
Senior leadership
Marketing/Brands
Human capital management
Capital deployment
Global supply chain
Digital tools/Data analytics
Information security/Data privacy
Financial management
Risk management
Reputation management
Environmental, social, and governance
Self-identified gender
Female
Male
Self-identified race/ethnicity
White
Black/African American
Hispanic/Latino

2024 nominees for director

After considering the recommendations of the Governance & Sustainability Committee, the Board has set the number of directors at 12 and nominated all current directors to stand for re-election. The Board believes that each of these nominees is qualified to serve as a director of Target and, in addition to the skills listed in the tables on pages 23 – 24, the specific qualifications of each nominee that were considered by the Board follow each nominee’s biographical description. We believe that all nominees will be able and willing to serve if elected. However, if any nominee should become unable or unwilling to serve for any reason, proxies may be voted for another person nominated as a substitute by the Board, or the Board may reduce the number of directors.

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David P. Abney

Former Chairman & CEO, United Parcel Service, Inc.

Background

David P. Abney is the former Chairman of the Board & Chief Executive Officer of United Parcel Service, Inc., a well-known multinational package delivery and supply chain management company, serving as Executive Chairman from June 2020 to September 2020, Chairman of the Board from February 2016 to June 2020, and Chief Executive Officer from September 2014 to June 2020. He previously held various other leadership positions within UPS, including Chief Operating Officer, President of United Parcel Service Airlines, and President of United Parcel Service International.

Skills and qualifications

Mr. Abney provides the Board with senior leadership, marketing / brands, human capital management, capital deployment, global supply chain, information security / data privacy, financial management, risk management, reputation management, and environmental, social, and governance skills developed over his more than 40 years of service with UPS in senior leadership positions with escalating levels of responsibility and as CEO where he was responsible for many of the functions requiring those skills. In addition, his service on other public company boards, including experience as a board chair, has enhanced those skills and strengthens the Board’s collective oversight capability. He also has experience with the roles and responsibilities of different board committees through current or prior service on the audit, nominating and governance, compensation, finance, and/or policy committees of other public company boards.

Age 68 Director since 2021 Independent
Committees • Audit & Risk • Infrastructure & Finance
Other public company boards
	Current Freeport-McMoRan Inc. Northrop Grumman Corporation	Within past five years Macy’s, Inc. United Parcel Service, Inc.	Other past boards Allied Waste Industries, Inc. Johnson Controls International plc

Douglas M. Baker, Jr.

Founding Partner, E2SG Partners, LP /
Former Chairman & CEO, Ecolab Inc.

Background

Douglas M. Baker, Jr. is a Founding Partner of E2SG Partners, LP, a company that invests in new green technologies. He has served in this role since July 2022. Mr. Baker previously served as Executive Chairman of Ecolab Inc., a provider of water and hygiene services and technologies for the food, hospitality, industrial, and energy markets, from January 2021 through May 2022, and as Chairman of the Board & Chief Executive Officer from May 2006 to December 2020. He previously held various other leadership positions within Ecolab, including President and Chief Operating Officer.

Skills and qualifications

Mr. Baker provides the Board with senior leadership, marketing / brands, human capital management, capital deployment, global supply chain, information security / data privacy, financial management, risk management, reputation management, and environmental, social, and governance skills. Those skills were developed over his more than 30 years of service with Ecolab in a variety of positions, including as CEO where he was responsible for many of the functions requiring those skills, and in brand management roles at The Procter & Gamble Company. With respect to environmental, social, and governance, Mr. Baker made environmental stewardship one of Ecolab’s core values during his CEO tenure and has continued that work with E2SG Partners focusing on environmentally conscious and sustainable solutions. In addition, his prior tenure as Target’s Lead Independent Director and service on other public company boards, including experience as a board chair, has enhanced his skills and strengthens the Board’s collective oversight capability. He also has experience with the roles and responsibilities of different board committees through current or prior service on audit, compensation, nominating and governance, risk management, executive, community reinvestment and public policy, and/or safety, health, and environmental committees of other public company boards.

Age 65 Director since 2013 Independent
Committees • Compensation & Human Capital Management • Governance & Sustainability
Other public company boards
	Current Merck & Co., Inc.	Within past five years Ecolab Inc.	Other past boards U.S. Bancorp

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George S. Barrett

Founder, The Overtone Group, L.L.C. /
Former Chairman & CEO, Cardinal Health, Inc.

Background

George S. Barrett is the Founder of The Overtone Group, L.L.C., an advisory firm focused on providing strategic and operational guidance to profit and non-profit organizations, and on the development of C-suite and emerging leaders. He previously served as Chairman & Chief Executive Officer of Cardinal Health, Inc., a global integrated healthcare services and products company from August 2009 until the end of 2017, when he became Executive Chairman, a position he held until November 2018. Mr. Barrett previously held a number of executive positions with global pharmaceutical manufacturer Teva Pharmaceutical Industries Ltd., including Chief Executive Officer of its North American business and Executive Vice President for global pharmaceuticals.

Skills and qualifications

Mr. Barrett provides the Board with senior leadership, human capital management, capital deployment, global supply chain, financial management, risk management, reputation management, and environmental, social, and governance skills developed over his more than 30 years of service in the healthcare industry with Cardinal Health, Teva, and Alpharma Inc. During that time, he held executive leadership positions with escalating levels of responsibility, culminating in his role as Chairman and CEO of Cardinal Health where he was responsible for many of the functions requiring those skills. Mr. Barrett also teaches leadership at both Columbia University Mailman School of Public Health and at NYU Stern School of Business and serves as a Co-Chair of the National Academy of Medicine Action Collaborative on Decarbonizing the U.S. Health Sector. In addition, his service on other public company boards, including experience as a board chair, has enhanced his skills and strengthens the Board’s collective oversight capability. He also has experience with the roles and responsibilities of different board committees through current or prior service on the audit, compensation, and finance committees of other public company boards.

Age 69 Director since 2018 Independent
Committees • Governance & Sustainability (Chair) • Compensation & Human Capital Management
Other public company boards
	Current None	Within past five years Montes Archimedes Acquisition Corp.	Other past boards Cardinal Health, Inc. Eaton Corporation plc

Gail K. Boudreaux

President & CEO, Elevance Health, Inc.

Background

Gail K. Boudreaux has served as the President & Chief Executive Officer of Elevance Health, Inc., a leading health benefits provider, since November 2017. Ms. Boudreaux previously served as Chief Executive Officer of GKB Global Health, LLC, a healthcare consulting company, and held executive level leadership positions at UnitedHealth Group, Inc. (and its subsidiary, UnitedHealthcare), Health Care Services Corporation, and Aetna, Inc.

Skills and qualifications

Ms. Boudreaux provides the Board with senior leadership, human capital management, capital deployment, digital tools / data analytics, information security / data privacy, financial management, risk management, reputation management, and environmental, social, and governance skills developed over her more than 30 years of experience in the healthcare and insurance industry with Elevance Health, UnitedHealth Group, Health Care Services Corporation, and Aetna. During that time, she has held executive leadership positions with escalating levels of responsibility, and in her current role as CEO of Elevance Health she is responsible for many of the functions requiring those skills and led the transformation of Elevance Health into a digital-first healthcare company. In addition, her service on other public company boards has enhanced those skills and strengthens the Board’s collective oversight capability. She also has experience with the roles and responsibilities of different board committees through current or prior service on the audit, compensation, nominating and governance, risk management, and/or operations, nuclear, environmental, and safety committees of other public company boards.

Age 63 Director since 2021 Independent
Committees • Audit & Risk • Infrastructure & Finance
Other public company boards
	Current Elevance Health, Inc.	Within past five years Zimmer Biomet Holdings, Inc.	Other past boards Genzyme Corporation Novavax, Inc. Xcel Energy, Inc.

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Brian C. Cornell

Chair & CEO, Target Corporation

Background

Brian C. Cornell has served as Chair & Chief Executive Officer of Target Corporation since August 2014. Mr. Cornell previously served as Chief Executive Officer of PepsiCo Americas Foods, a division of PepsiCo, Inc.

Skills and qualifications

Mr. Cornell provides the Board with significant retail knowledge that support his leadership of Target, its business needs, and the different skills required to meet those needs, including retail industry experience, senior leadership, marketing / brands, human capital management, capital deployment, global supply chain, digital tools / data analytics, information security / data privacy, financial management, risk management, reputation management, and environmental, social, and governance. Those skills were developed through his more than 30 years in escalating leadership positions at leading retail and global consumer product companies, including three CEO roles and more than two decades doing business in North America, Asia, Europe, and Latin America. His experience, which includes roles with PepsiCo, Sam’s Club, Wal-Mart Stores, Safeway Inc., and Michaels Stores, Inc., provides important perspectives, having served both as a vendor partner and a competitor to Target. He currently serves on the National Retail Federation’s executive committee and on The Business Council and previously served as chairman of the Retail Industry Leadership Association. In addition, his service on other public company boards, including experience as a non-executive board chair, has enhanced his skills and strengthens the Board’s collective oversight capability. He also has experience with the roles and responsibilities of different board committees through current or prior service on the audit, compensation, nominating and governance, executive and finance, infrastructure, and technology committees of other public company boards.

Age 65 Director since 2014 Chair of the Board since 2014
Committees • None
Other public company boards
	Current Yum! Brands, Inc.	Within past five years None	Other past boards The Home Depot, Inc. OfficeMax Inc. Polaris Industries Inc.

Robert L. Edwards

Former President & CEO, Safeway Inc.

Background

Robert L. Edwards is the former President & Chief Executive Officer of Safeway Inc., a United States food and drug retail company. He also served as President & Chief Executive Officer of AB Acquisition LLC, a North American food and drug retail company due to Albertsons’ acquisition of Safeway Inc. Mr. Edwards previously held several other executive level positions with Safeway Inc., including President & Chief Financial Officer and Executive Vice President & Chief Financial Officer. He also held executive positions at Maxtor Corporation and Imation Corporation.

Skills and qualifications

Mr. Edwards provides the Board with retail industry experience, senior leadership, human capital management, capital deployment, global supply chain, information security / data privacy, financial management, risk management, and reputation management skills developed over his more than 40 years of service, including as CEO of Safeway where he was responsible for many of the functions requiring those skills, as CFO of Safeway, Maxtor, and Imation, and in positions of increasing responsibility in the areas of finance, administration, and corporate development at Santa Fe Industries. In addition, his service on other public company boards, including experience as a vice chair, has enhanced those skills and strengthens the Board’s collective oversight capability. He also has experience with the roles and responsibilities of different board committees through current or prior service on the audit, compensation, nominating and governance, and finance committees of other public company boards.

Age 68 Director since 2015 Independent
Committees • Audit & Risk (Chair)(1) • Infrastructure & Finance
Other public company boards
	Current None	Within past five years None	Other past boards Blackhawk Network Holdings, Inc. Flextronics International Ltd. KKR Financial Holdings LLC Safeway Inc. Spansion Inc.

(1)	Mr. Stockton was chosen to succeed Mr. Edwards as Chair of the Audit & Risk Committee, effective June 2024. At that time, Mr. Edwards will continue serving as a member of the Audit & Risk Committee.

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Donald R. Knauss

Former Chairman & CEO, The Clorox Company

Background

Donald R. Knauss is the former Chairman & Chief Executive Officer of The Clorox Company, a leading multinational manufacturer and marketer of consumer and professional products. He also served as Executive Chairman of The Clorox Company. Mr. Knauss previously served as Executive Vice President and Chief Operating Officer of Coca-Cola North America and in various other senior management roles for its subsidiary businesses, and held various marketing and sales positions with PepsiCo, Inc. and The Procter & Gamble Company. Mr. Knauss also served as an Officer in the United States Marine Corps.

Skills and qualifications

Mr. Knauss provides the Board with retail industry experience, senior leadership, marketing / brands, human capital management, capital deployment, global supply chain, financial management, risk management, reputation management, and environmental, social, and governance skills developed over his more than 40 years of service in the consumer products business. During that time, he held positions of increasing responsibility across several well-known companies, including Clorox, Coca-Cola, PepsiCo, and Procter & Gamble, culminating in his role as CEO of Clorox where he was responsible for many of the functions requiring those skills. With respect to environmental, social, and governance, Mr. Knauss provides an understanding of environmental matters based on raw materials used in Clorox’s business and the focus on sustainable packaging at Coca-Cola. In addition, his service on other public company boards, including experience as an executive chair, non-executive chair, and lead independent director, has enhanced those skills and strengthens the Board’s collective oversight capability. He also has experience with the roles and responsibilities of different board committees through current or prior service on the audit, compensation, nominating and governance, executive, finance, manufacturing, consumer, and shopper marketing, and/or board affairs committees of other public company boards.

Age 73 Director since 2015 Independent
Committees • Infrastructure & Finance (Chair) • Compensation & Human Capital Management
Other public company boards
	Current Kellanova (fka Kellogg Company) McKesson Corporation	Within past five years None	Other past boards The Clorox Company URS Corporation

Christine A. Leahy

Chair, President & CEO, CDW Corporation

Background

Christine A. Leahy is the Chair, President & Chief Executive Officer of CDW Corporation, a multi-brand technology solutions provider to business, government, education, and healthcare customers. She has served as Chair of the board of CDW since January 2023 and as President & Chief Executive Officer since January 2019, and served as Chief Revenue Officer from July 2017 to December 2018. She also previously served CDW as Senior Vice President–International and Chief Legal Officer/General Counsel and Corporate Secretary. Before joining CDW Corporation, she was a corporate law partner in the Chicago office of Sidley Austin LLP, an international business law firm.

Skills and qualifications

Ms. Leahy provides the Board with senior leadership, human capital management, global supply chain, information security / data privacy, financial management, risk management, reputation management, and environmental, social, and governance skills developed over her more than 20 years of service with CDW in executive leadership positions with escalating levels of responsibility across multiple functions and in her corporate law career at Sidley Austin. In her current role as Chair, President & CEO of CDW she is responsible for many of the functions requiring those skills. In addition, her service on CDW’s board of directors has enhanced those skills and strengthens the Board’s collective oversight capability. She also has experience with the roles and responsibilities of different board committees through her prior role as Chief Legal Officer/General Counsel and Corporate Secretary of CDW and in advising clients as a corporate law partner at Sidley Austin.

Age 59 Director since 2021 Independent
Committees • Compensation & Human Capital Management • Governance & Sustainability
Other public company boards
	Current CDW Corporation	Within past five years None	Other past boards None

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Monica C. Lozano

Lead Independent Director, Target Corporation /
Former Chair & CEO, ImpreMedia, LLC

Background

Monica C. Lozano is the former President and Chief Executive Officer of The College Futures Foundation. She held that position from December 2017 until July 2022. She also co-founded The Aspen Institute Latinos and Society Program and served as Chair of its Advisory Board from January 2015 to October 2019. Ms. Lozano previously served as Chairman of U.S. Hispanic Media, Inc., a leading Hispanic news and information company. Ms. Lozano previously served in the roles of Chair and Chief Executive Officer of ImpreMedia, LLC, a leading Hispanic news and information company and wholly owned subsidiary of U.S. Hispanic Media, Inc. Ms. Lozano also served as Chief Executive Officer and Publisher of La Opinión, a subsidiary of ImpreMedia, LLC, and in several management-level roles with the company. Ms. Lozano also serves on the board of the Weingart Foundation, a private grantmaking foundation advancing racial, social, and economic justice in Southern California, and previously served as a trustee of both the University of California and the University of Southern California.

Skills and qualifications

Ms. Lozano provides the Board with senior leadership, marketing / brands, human capital management, digital tools / data analytics, financial management, risk management, reputation management, and environmental, social, and governance skills developed over her more than 40 years of service in the news, information, and media industry and with a variety of non-profit boards and advisory groups. Notably, while CEO of ImpreMedia, she developed digital tools / data analytics skills while leading the company as an early adopter of digital platforms, and has continued to increase those skills as a member of the board of directors of Apple Inc. Her role as Target’s Lead Independent Director and service on other public company boards has enhanced her skills and strengthens the Board’s collective oversight capability. She also has experience with the roles and responsibilities of different board committees through current or prior service on the audit, compensation, nominating and governance, enterprise risk, credit, asset quality, executive, and/or ethics, quality, and compliance committees of other public company boards.

Age 67 Director since 2016 Lead Independent Director since 2021
Committees • Compensation & Human Capital Management (Chair) • Governance & Sustainability
Other public company boards
	Current Apple Inc. Bank of America Corporation	Within past five years None	Other past boards The Walt Disney Company Tenet Healthcare Corporation

Grace Puma

Former Executive Vice President, Chief Operations Officer, PepsiCo, Inc.

Background

Grace Puma is the former Executive Vice President, Chief Operations Officer at PepsiCo, Inc., a multinational food, snack, and beverage corporation. She held that position from 2017 until April 2022. Previously, Ms. Puma served PepsiCo, Inc. as Senior Vice President, Chief Supply Officer and Senior Vice President, Global Chief Procurement Officer. She also served as Senior Vice President, Global Chief Procurement Officer at United Airlines Holdings, Inc. and held a variety of positions at Kraft Foods, Inc. and Motorola, Inc.

Skills and qualifications

Ms. Puma provides the Board with retail industry experience, senior leadership, human capital management, capital deployment, global supply chain, financial management, risk management, and environmental, social, and governance skills developed over her more than 30 years of service with escalating levels of responsibility across multiple functions at a variety of well-known companies, including over a decade with PepsiCo. As Chief Operations Officer at PepsiCo she was responsible for many of the functions requiring those skills. With respect to environmental, social, and governance, Ms. Puma was a member of the PepsiCo executive steering team that evaluated environmental, social, and governance strategy and program recommendations. In addition, her service on other public company boards has enhanced her skills and strengthens the Board’s collective oversight capability. She also has experience with the roles and responsibilities of different board committees through current or prior service on the audit and finance and talent committees of other public company boards.

Age 61 Director since 2022 Independent
Committees • Audit & Risk • Infrastructure & Finance
Other public company boards
	Current Organon & Co.	Within past five years Williams-Sonoma, Inc.	Other past boards None

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Derica W. Rice

Former Executive Vice President, CVS Health Corporation /
Former President, CVS Caremark

Background

Derica W. Rice is the former Executive Vice President of CVS Health Corporation, a provider of health services and plans in the United States, and former President of CVS Caremark, the pharmacy benefits management business of CVS Health Corporation. He served in those positions from March 2018 to February 2020. Mr. Rice previously held several other executive level positions over nearly three decades with Eli Lilly and Company, a pharmaceutical company, including Chief Financial Officer and Executive Vice President, Global Services.

Skills and qualifications

Mr. Rice provides the Board with retail industry experience, senior leadership, human capital management, capital deployment, global supply chain, information security / data privacy, financial management, risk management, reputation management, and environmental, social, and governance skills developed over his more than 30 years of service with escalating levels of responsibility across finance and operations at Eli Lily and CVS. As Executive Vice President of CVS Health Corporation and President of CVS Caremark he was responsible for many of the functions requiring those skills. In addition, his service on other public company boards has enhanced those skills and strengthens the Board’s collective oversight capability. He also has experience with the roles and responsibilities of different board committees through current or prior service on the audit, compensation, and nominating and governance committees of other public company boards.

Age 59 Director since 2020 Independent
Committees • Audit & Risk • Infrastructure & Finance
Other public company boards
	Current Bristol-Myers Squibb Company The Carlyle Group Inc. The Walt Disney Company	Within past five years None	Other past boards Target Corporation(1)

(1)	Mr. Rice previously served on our Board from September 2007 to January 2018.

Dmitri L. Stockton

Former Senior Vice President & Special Advisor to the Chairman, General Electric Company

Background

Dmitri L. Stockton is the former Senior Vice President & Special Advisor to the Chairman of General Electric Company, a global infrastructure and technology conglomerate. Mr. Stockton previously held several other executive level positions with General Electric Company, including Chairman, President, & Chief Executive Officer of GE Asset Management Incorporated, President & Chief Executive Officer of GE Capital Global Banking/Senior Vice President of General Electric Company based in London, President & Chief Executive Officer of GE Consumer Finance, Central & Eastern Europe, and Vice President of General Electric Company.

Skills and qualifications

Mr. Stockton provides the Board with senior leadership, marketing / brands, human capital management, capital deployment, information security / data privacy, financial management, risk management, reputation management, and environmental, social, and governance skills developed over his more than 30 years of service with General Electric Company in senior leadership positions with escalating levels of responsibility, including different CEO roles where he was responsible for many of the functions requiring those skills. In addition, his service on other public company boards has enhanced those skills and strengthens the Board’s collective oversight capability. He also has experience with the roles and responsibilities of different board committees through current or prior service on the audit, compensation, finance, and/or executive committees of other public company boards.

Age 60 Director since 2018 Independent
Committees • Audit & Risk(1) • Governance & Sustainability
Other public company boards
	Current Deere & Company Ryder System, Inc. WestRock Company	Within past five years Stanley Black & Decker, Inc.	Other past boards Synchrony Financial
(1)	Mr. Stockton was chosen to succeed Mr. Edwards as Chair of the Audit & Risk Committee, effective June 2024. At that time, Mr. Edwards will continue serving as a member of the Audit & Risk Committee.

The Board recommends that shareholders vote For each of the nominees named above for election to our Board.

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Director compensation

Our philosophy with respect to non-employee director compensation is to align the interests of non-employee directors with the interests of our shareholders and to provide market competitive compensation commensurate with the work required to serve on Target’s Board. In developing compensation recommendations for directors, our external compensation consultant, Semler Brossy, relies on its understanding of Target’s business and compensation programs, as well as retail and general industry peer group benchmarking. Peer group comparisons are determined by use of compensation data obtained by our internal executive compensation team from publicly available proxy statements and analyzed by Semler Brossy. The companies comprising those peer groups can be found on pages 52 - 53. We do not pay any Team Member who also serves on Target’s Board any additional compensation for serving on Target’s Board. Currently, Brian C. Cornell, our Chair & CEO, is the only director who is a Team Member. For information about Mr. Cornell’s compensation, please see the CD&A beginning on page 37 and the compensation tables beginning on page 55.

In November of each year, Semler Brossy provides an independent recommendation for non-employee director compensation for the following year to the Compensation & Human Capital Management Committee for approval.

General description of non-employee director compensation

Our non-employee director compensation program allows directors to choose one of two forms of annual compensation:

•	a combination of cash and RSUs; or
•	RSUs only.

Each form under the compensation program is intended to provide $310,000 in value to non-employee directors as follows:

	Cash	RSUs
Combination (Cash and RSUs)	$120,000	$190,000
RSUs Only	$0	$310,000

The forms of annual compensation have the following terms:

•	The cash retainer is paid pro-rata in quarterly installments. Directors may defer receipt of all or a portion of any cash retainer into the DDCP. Deferrals earn market returns based on the investment alternatives chosen by them from the funds offered by the Target 401(k) Plan, except that the DDCP alternatives also include a Target common stock fund.
•	RSUs are granted in March each year and vest quarterly over a one-year period. Vested RSUs are converted to shares of Target common stock immediately following a director’s departure from the Board. Dividend equivalents are accrued on RSUs in the form of additional RSUs, subject to the same conditions as the underlying RSUs, and converted to shares if and after the underlying RSUs are converted to shares.

New directors also receive a one-time grant of RSUs with a $50,000 grant date fair value upon joining the Board, as well as a pro-rated portion of the annual compensation based on the date they joined the Board using the “Combination (Cash and RSUs)” form of compensation described in the table at the beginning of this section.

The Lead Independent Director and Committee Chairs receive additional compensation for those roles, which is paid: (a) in cash if the director elects a combination of cash and RSUs, or (b) in RSUs if the director elects all RSUs. The compensation for the Lead Independent Director and Committee Chairs is as follows:

Role	Amount
Lead Independent Director	$35,000
Audit & Risk Chair	$25,000
Compensation & Human Capital Management Chair	$25,000
Governance & Sustainability Chair	$25,000
Infrastructure & Finance Chair	$25,000

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Director compensation table

Name	Fees earned or paid in cash	Stock awards(1)(2)	Total(3)
David P. Abney	$120,000	$190,058	$310,058
Douglas M. Baker, Jr.(4)	$0	$335,128	$335,128
George S. Barrett(4)	$16,667	$310,026	$326,693
Gail K. Boudreaux	$0	$310,026	$310,026
Robert L. Edwards(4)	$145,000	$190,058	$335,058
Melanie L. Healey(5)	$50,000	$190,058	$240,058
Donald R. Knauss(4)	$145,000	$190,058	$335,058
Christine A. Leahy	$0	$310,026	$310,026
Monica C. Lozano(4)	$180,000	$190,058	$370,058
Grace Puma	$0	$310,026	$310,026
Derica W. Rice	$0	$310,026	$310,026
Dmitri L. Stockton	$0	$310,026	$310,026
(1)	Amounts represent the aggregate grant date fair value of awards that were granted in Fiscal 2023, as computed in accordance with FASB ASC Topic 718, Stock Compensation. See Note 22, Share-Based Compensation, in the 2023 Annual Report for a description of our accounting and the assumptions used. Details on the stock awards granted during Fiscal 2023, all of which are RSUs, are as follows:

Name	Stock awards
	# of units	Grant date fair value
Mr. Abney	1,166	$190,058
Mr. Baker	2,056	$335,128
Mr. Barrett	1,902	$310,026
Ms. Boudreaux	1,902	$310,026
Mr. Edwards	1,166	$190,058
Ms. Healey	1,166	$190,058
Mr. Knauss	1,166	$190,058
Ms. Leahy	1,902	$310,026
Ms. Lozano	1,166	$190,058
Ms. Puma	1,902	$310,026
Mr. Rice	1,902	$310,026
Mr. Stockton	1,902	$310,026
(2)	At fiscal year-end, none of the directors held any outstanding unvested RSUs.
(3)	In addition to the amounts reported, all directors also receive a 10% Target merchandise discount and a 20% discount on select wellness products, both during active service and following retirement. Non-employee directors are also provided with $100,000 of accidental death life insurance.
(4)	The following directors received additional compensation in Fiscal 2023 for their roles as Committee Chairs and, in the case of Ms. Lozano, as Lead Independent Director. In the case of Mr. Baker, a pro-rated portion of the additional shares granted for his role as Committee Chair of the Governance & Sustainability Committee were forfeited based on his end date as Committee Chair. The additional compensation is reflected in “Fees earned or paid in cash” and/or “Stock awards” based on the form of annual compensation selected by the director as described under the heading “General description of director compensation.”

Name	Role(s) during Fiscal 2023
Mr. Baker	Governance & Sustainability Chair (until June 2023)
Mr. Barrett	Governance & Sustainability Chair (since June 2023)
Mr. Edwards	Audit & Risk Chair
Mr. Knauss	Infrastructure & Finance Chair
Ms. Lozano	Lead Independent Director Compensation & Human Capital Management Chair
(5)	Ms. Healey did not seek re-election and left the Board when her term ended at the 2023 Annual Meeting. In accordance with our director compensation program, any unvested awards as of the departure date were forfeited.

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Stock ownership information

Stock ownership guidelines

Stock ownership that must be disclosed in the 2024 Proxy Statement includes shares directly or indirectly owned and shares issuable or options exercisable that the person has the right to acquire within 60 days. Our stock ownership guidelines vary from the SEC’s required ownership disclosure in that they do not include any options, but do include share equivalents held under deferred compensation arrangements as well as unvested RSUs and PBRSUs at the minimum share payout. Further, our stock ownership guidelines do not include shares that are subject to a mandatory post-exercise holding period (while the shares are subject to that holding period). We believe our stock ownership guidelines for our directors and members of our Leadership Team are aligned with shareholders’ interests because the guidelines reflect equity that has economic exposure to both upside and downside risk.

All directors and members of our Leadership Team are expected to achieve the required levels of ownership under our stock ownership guidelines before the end of the fifth full fiscal year occurring after their election or appointment. If a director or member of our Leadership Team has not satisfied the ownership guideline amounts on the Compliance Date, they must retain all shares acquired on the vesting of equity awards or the exercise of stock options (in all cases net of exercise costs and taxes) until the required level of ownership is achieved. In addition, if a member of our Leadership Team is below the ownership guideline amounts before the Compliance Date, they must retain at least 50% of all shares acquired on the vesting of equity awards or the exercise of stock options (in all cases net of exercise costs and taxes) until the required level of ownership is achieved.

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The following table shows the holdings of our current directors and our NEOs recognized for purposes of our stock ownership guidelines as of April 9, 2024 and the respective ownership guidelines calculations.

	RSUs & PBRSUs	Share equivalents	Other shares held(1)	Total stock ownership for guidelines (# of shares)(1)	Stock ownership guidelines calculation
Directors					Multiple of annual cash retainer(2)
David P. Abney	3,871	0	0	3,871	5.5
Douglas M. Baker, Jr.	33,953	0	3,895	37,848	54.1
George S. Barrett	15,778	0	0	15,778	22.6
Gail K. Boudreaux	5,918	0	0	5,918	8.5
Robert L. Edwards	19,757	0	10,000	29,757	42.6
Donald R. Knauss	19,757	0	12,064	31,821	45.5
Christine A. Leahy	6,859	0	0	6,859	9.8
Monica C. Lozano	17,753	0	0	17,753	25.4
Grace Puma	4,016	0	315	4,331	6.2
Derica W. Rice	8,159	0	0	8,159	11.7
Dmitri L. Stockton	16,389	0	0	16,389	23.4
NEOs					Multiple of base salary(2)
Brian C. Cornell	74,886	10,189	394,302	479,377	58.8
Michael J. Fiddelke	18,818	0	49,119	67,937	15.0
John J. Mulligan	18,532	0	96,951	115,483	19.8
A. Christina Hennington	13,804	0	28,445	42,249	10.0
Don H. Liu	13,994	0	23,367	37,361	9.9
(1)	The “Total stock ownership for guidelines” calculation, like the required disclosure of “Total shares beneficially owned” on page 35, includes “Other shares held” but differs by (a) excluding (i) all options, regardless of whether they can be converted into common stock on or before June 8, 2024 and (ii) shares that are subject to a mandatory post-exercise holding period (while the shares are subject to that holding period) and (b) including (i) share equivalents that are held under deferred compensation arrangements and (ii) RSUs and PBRSUs (at their minimum share payout, which is 75% of the at-goal payout level), whether vested or unvested, even if they will be converted into common stock more than 60 days from April 9, 2024.
(2)	Based on closing stock price of $171.63 as of April 9, 2024 and the annual cash retainer or base salary, as applicable, in effect as of the end of Fiscal 2023.

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Beneficial ownership of directors and executive officers

The following table includes information about the shares of Target common stock (our only outstanding class of equity securities) which are beneficially owned on April 9, 2024 or which the person has the right to acquire within 60 days of that date for each director, each NEO in the “Summary compensation table” on page 55, and all current Target directors and executive officers as a group.

Directors	Shares issuable within 60 days(1)	Stock options exercisable within 60 days	Other shares held	Total shares beneficially owned(2)
David P. Abney	3,010	0	0	3,010
Douglas M. Baker, Jr.	33,092	0	3,895	36,987
George S. Barrett	14,260	0	0	14,260
Gail K. Boudreaux	4,514	0	0	4,514
Robert L. Edwards	18,896	0	10,000	28,896
Donald R. Knauss	18,896	0	12,064	30,960
Christine A. Leahy	5,455	0	0	5,455
Monica C. Lozano	16,892	0	0	16,892
Grace Puma	3,155	0	315	3,470
Derica W. Rice	6,755	0	0	6,755
Dmitri L. Stockton	14,985	0	0	14,985
NEOs
Brian C. Cornell	0	0	394,302	394,302
Michael J. Fiddelke	0	0	49,119	49,119
John J. Mulligan	0	0	96,951	96,951
A. Christina Hennington	0	0	28,445	28,445
Don H. Liu	0	0	23,367	23,367
All current directors and executive officers
As a group (18 persons)	139,910	0	562,526(3)	702,436
(1)	Includes shares of common stock that the named individuals may acquire on or before June 8, 2024 pursuant to the conversion of vested RSUs into common stock.
(2)	All directors and executive officers as a group own less than 1% of Target’s outstanding common stock. The persons listed have sole voting and investment power with respect to the shares listed.
(3)	Includes shares of common stock owned by executive officers in the Target 401(k) Plan as of April 9, 2024.

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Beneficial ownership of Target’s largest shareholders

The following table includes certain information about each person or entity known to us to be the beneficial owner of more than five percent of our common stock:

Name and address of >5% beneficial owner	Number of common shares beneficially owned	Percent of class(1)
The Vanguard Group 100 Vanguard Boulevard Malvern, Pennsylvania 19355	44,943,336(2)	9.7%
State Street Corporation State Street Financial Center 1 Congress Street, Suite 1 Boston, Massachusetts 02114	36,011,453(3)	7.8%
BlackRock, Inc. 50 Hudson Yards New York, New York 10001	32,466,320(4)	7.0%
Capital World Investors 333 South Hope Street 55th Floor Los Angeles, California 90071	25,435,552(5)	5.5%
(1)	Based on shares outstanding on April 9, 2024.
(2)	The Vanguard Group (Vanguard), as an investment adviser, reported its direct and indirect beneficial ownership on a Schedule 13G/A filed with the SEC on February 13, 2024. The filing indicates that as of December 29, 2023, Vanguard had sole voting power for 0 shares, shared voting power for 626,323 shares, sole dispositive power for 42,864,003 shares, shared dispositive power for 2,079,333 shares, and aggregate beneficial ownership of 44,943,336 shares.
(3)	State Street Corporation (State Street), as a parent holding company, reported its direct and indirect beneficial ownership in various fiduciary capacities (including as trustee under the Target 401(k) Plan) on a Schedule 13G/A filed with the SEC on January 30, 2024. The filing indicates that as of December 31, 2023, State Street had sole voting power for 0 shares, shared voting power for 27,464,905 shares, sole dispositive power for 0 shares, shared dispositive power for 35,979,097 shares, and aggregate beneficial ownership of 36,011,453 shares and that State Street Global Advisors Trust Company (SSgA Trust), a subsidiary of State Street, had sole voting power for 0 shares, shared voting power for 4,786,764, sole dispositive power for 0 shares, shared dispositive power for 23,489,941 shares, and aggregate beneficial ownership of 23,490,841 shares. Based on that information, SSgA Trust is also a beneficial owner of more than five percent of our common stock, holding 5.1% of Target’s outstanding common shares.
(4)	BlackRock, Inc. (BlackRock), as a parent holding company, reported its direct and indirect beneficial ownership on a Schedule 13G/A filed with the SEC on January 26, 2024. The filing indicates that as of December 31, 2023, BlackRock had sole voting power for 28,914,725 shares, shared voting power for 0 shares, sole dispositive power for 32,466,320 shares, shared dispositive power for 0 shares, and aggregate beneficial ownership of 32,466,320 shares.
(5)	Capital World Investors (CWI), as an investment adviser, reported its direct and indirect beneficial ownership on a Schedule 13G/A filed with the SEC on February 9, 2024. The filing indicates that as of December 29, 2023, CWI had sole voting power for 25,340,443 shares, shared voting power for 0 shares, sole dispositive power for 25,435,552 shares, shared dispositive power for 0 shares, and aggregate beneficial ownership of 25,435,552 shares.

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Compensation & Human Capital Management Committee Report

The Compensation & Human Capital Management Committee has reviewed and discussed the following CD&A with management. Based on this review and discussion, the Compensation & Human Capital Management Committee recommended to the Board that the CD&A be included in the 2023 Annual Report and the 2024 Proxy Statement.

Compensation & Human Capital Management Committee

Monica C. Lozano, Chair
Douglas M. Baker, Jr.
George S. Barrett
Donald R. Knauss
Christine A. Leahy

Compensation Discussion and Analysis

Introduction

This CD&A focuses on how our NEOs were compensated for Fiscal 2023 and how their Fiscal 2023 compensation aligned with our pay for performance philosophy.

For Fiscal 2023 our NEOs were:

Name and principal position	Brian C. Cornell	Chair & Chief Executive Officer
	Michael J. Fiddelke	Executive Vice President & Chief Financial Officer
	John J. Mulligan	Executive Vice President & Chief Operating Officer
	A. Christina Hennington	Executive Vice President and Chief Growth Officer
	Don H. Liu	Executive Vice President & Chief Legal & Compliance Officer

See “Recent Changes to NEOs” on page 40 for information regarding changes to Target’s NEOs taking place in Fiscal 2024.

CD&A table of contents	Executive summary Our framework for executive compensation Other benefit elements Compensation governance	38 44 50 51

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Executive summary

In 2023, we made meaningful progress in rebuilding our profitability. Despite a softer sales environment, our team’s focus on execution and retail fundamentals drove profit results that exceeded our expectations, with an operating margin rate of 5.3% compared to 3.5% in 2022. This profit improvement was largely driven by:

•	Disciplined inventory management which resulted in double-digit declines in our inventory position throughout the year.
•	Efficiency efforts across the business.
•	Lower freight, supply chain, and digital fulfillment costs.

While top-line performance was soft overall, it was particularly driven by declines in discretionary categories. However, same-day services (Drive-Up, Order Pick-Up, and Shipt) grew 8% (on a 53-week basis), on top of 7% growth in 2022.

At Target, our Team Members are the center of our culture, strategy, and success and help us meet the evolving needs of our guests and business year after year. We are committed to fostering an engaged, diverse, and purpose-driven culture for our Team Members - extending the same joy we aim to provide to our guests. We invest in our Team Members by giving them opportunities to grow professionally, take care of themselves, each other, and their families by providing the following:

•	Competitive and equitable pay for our Team Members - regardless of gender, race, or ethnicity. Our starting wage range of $15-$24 per hour positions us as a wage leader in every market we operate.
•	Free virtual healthcare and our employee assistance program which provides confidential, 24/7 access to licensed clinicians; Team Members who work a minimum average of 25 hours are also eligible to enroll in a Target medical plan.
•	Benefits to help Team Members secure quality child and elder care, paid family leave, and comprehensive time off plans including vacation, national holidays, and sick pay.
•	Tuition-free degrees, certificates and foundational learning through Dream to Be, our industry-leading education assistance benefit for our Team Members, with more than 20,000 enrollments nationally.
•	A 401(k) dollar-for-dollar match up to 5%, 10% Team Member Discount, and 20% Wellness Discount on select wellness products.

These investments in our team demonstrate our commitment to delivering on our Target Forward strategy, which aims in part to create equity through benefit access and affordability to enhance total well-being. Additional information about Target Forward is provided on page 16.

Despite top-line headwinds, the resilience of our team helped deliver exceptional profit results, while continuing to invest in our business and communities, as illustrated in the “Financial performance highlights for Fiscal 2023” on the following page.

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Financial performance highlights for Fiscal 2023

(1)	Adjusted EPS, a non-GAAP metric, excludes the impact of certain items. See page 28 of the 2023 Annual Report for a reconciliation of Adjusted EPS to GAAP diluted EPS and page 23 of the 2023 Annual Report for the calculation of the “Adjusted EPS Growth” provided above.
(2)	ROIC is a ratio based on GAAP information, with the exception of the add-back of operating lease interest to Operating Income. The calculation of the number provided above is disclosed on page 29 of the 2023 Annual Report.
(3)	Calculated based on the average of the prior three years of pre-tax profits. Includes cash and in-kind donations from Target and the Target Foundation.

The pay programs described throughout our CD&A align with our pay for performance philosophy and are structured based on financial and operational performance and shareholder outcomes.

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Recent Changes to NEOs

Mr. Mulligan stepped down as Target’s EVP & COO in conjunction with Mr. Fiddelke’s appointment to that position on February 4, 2024. In connection with his appointment, the Compensation & Human Capital Management Committee approved an annual base salary of $900,000 for Mr. Fiddelke. Mr. Fiddelke will continue to be eligible for an at-goal STIP payout opportunity of 100% of base salary, an annual LTI award, and other benefits available to members of Target’s Leadership Team. Mr. Fiddelke will retain his responsibilities as EVP & CFO until a successor is appointed.

Mr. Liu announced his intention to retire as Target’s Chief Legal & Compliance Officer on a date to be determined in 2024. Mr. Liu intends to remain in his current role until a successor is appointed.

Shareholder support for our 2023 advisory vote on executive compensation and shareholder outreach program

At the 2023 Annual Meeting, shareholders approved our Say on Pay proposal in support of our executive compensation program by a vote of 94.1%. We believe it is important to consider shareholder feedback as we design and evaluate our executive compensation program. The following graph highlights the recent historical votes in support of our Say on Pay proposal.

As described on page 19, we regularly communicate with our shareholders regarding a variety of topics and involve our Lead Independent Director in these conversations, as appropriate. We welcome continued engagement on compensation matters and other issues relevant to our business.

Executive compensation guiding principles

We believe executive compensation should be directly linked to performance and long-term value creation for our shareholders. With that in mind, three principles guide our compensation program:

•	Deliver on our pay for performance philosophy in support of our strategy;
•	Provide a framework that encourages outstanding financial results and shareholder returns over the long-term; and
•	Attract, retain, and motivate a premier management team to sustain our distinctive brand and its competitive advantage in the marketplace.

A significant portion of our executive compensation is at risk, so the actual compensation realized by our NEOs may vary from targeted compensation based upon the level of achievement of specified performance objectives and stock price performance.

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Pay for performance

We have a long-standing belief that our executive compensation should directly reflect our organization’s performance with substantial emphasis on creating long-term value for our shareholders. We do that by providing our NEOs a mix of base salary, short-term, and long-term incentives with compensation opportunities measured by a variety of time horizons to balance our near-term and long-term strategic goals.

Annual TDC is the summed at-goal value of each pay component and is used by the Compensation & Human Capital Management Committee as the measure of the intended total value of pay at the time the pay decision is made, understanding that the actual amount earned will be higher or lower based on actual performance.

Consistent with our guiding principles, 92% of CEO Annual TDC and 84% of Non-CEO NEO Annual TDC is performance-based. In addition, 100% of our annual LTI awards feature relative performance-based metrics.

Importantly, the financial metrics we use for our pay programs are either based directly on GAAP financial measures, or in the specific circumstances in which they are not, we explain how and why they differ from GAAP.

(1)	Annual TDC differs from the “Total” for Fiscal 2023 in the “Summary compensation table” on page 55 because it: (a) includes STIP opportunity at-goal as approved, rather than the actual payout that was earned, (b) includes the annual PSU and PBRSU awards based on the dollar value used by the Compensation & Human Capital Management Committee in determining the number of shares granted, rather than the aggregate grant date fair value of awards, as computed in accordance with FASB ASC Topic 718, and (c) excludes the items shown under the “Change in pension value and nonqualified deferred compensation earnings” and “All other compensation” columns.

How annual CEO pay is tied to performance

The following pay elements are performance-based and represent a significant percentage of Annual TDC.

•

STIP — Payouts range from 0% to 200% of goal depending on Sales, Incentive Operating Income, and the assessment of the team scorecard.

•

PSUs — Payouts range from 0% to 200% of goal depending on Adjusted Sales growth, EPS growth, and ROIC performance relative to our retail peer group. Payout value is also tied to stock price performance.

•

PBRSUs — Payouts range from 75% to 125% of goal depending on TSR performance relative to our retail peer group. Payout value is also tied to stock price performance.

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Performance highlights

The following graphs highlight our historical performance on key metrics that we used in our executive compensation programs over each of the last five years. The metrics used in our compensation program are described in more detail in the CD&A narratives for each compensation element, as well as in the footnotes on this page.

Sales(1)
(in millions)
$110,000
$100,000
$90,000
$80,000
$70,000
$60,000
$77,130
$92,400
$104,611
$107,588
$105,803
2019
2020
2021
2022
2023

Operating Income(2)
(in millions)
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$4,658
$6,539
$8,946
$3,848
$5,707
2019
2020
2021
2022
2023

EPS(3)
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$6.34
$8.64
$14.10
$5.98
$8.94
2019
2020
2021
2022
2023

ROIC(4)
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
16.0%
23.5%
33.1%
12.6%
16.1%
2019
2020
2021
2022
2023

(1)	For our STIP compensation element, we use Sales as reported in our applicable annual reports and shown above. For our PSU compensation element, we use Adjusted Sales. For Fiscal 2023, there were 53 weeks. Adjusted Sales was calculated to reflect a 52-week accounting year to ensure consistent comparison with the Fiscal 2019 base year, which lowered the Fiscal 2023 amount by $1,715 million to $104,088 million. We also excluded Dermstore’s sales from the Fiscal 2019 base year used to determine Adjusted Sales growth. See page 48 for additional information on the 2020-2023 PSU award adjustments.
(2)	Operating Income, as reported in our applicable annual reports and shown above, provides the basis for Incentive Operating Income. Incentive Operating Income is one of the metrics we use in our STIP compensation element. Incentive Operating Income, a non-GAAP metric, represents Operating Income on a pre-short-term incentive compensation basis and is calculated by excluding short-term incentive expense from our Operating Income.
(3)	For the 2020-2023 PSU awards, we use EPS as reported in our applicable annual reports and shown above.
(4)	ROIC is a ratio based on GAAP information, with the exception of the add-back of operating lease interest to Operating Income. For PSUs, we use ROIC as reported in our applicable annual reports and shown above. For Fiscal 2021 we excluded the impact of the one-time gain on sale of the Dermstore business from net operating profit after tax and excluded net assets of Dermstore from average invested capital in the ROIC calculation, which decreased the amount by 1.2 percentage points. See page 48 for additional information on the 2020-2023 PSU award adjustments. See our applicable annual reports for a more detailed description and calculation of ROIC.

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Incentive measures and actual performance

Actual payouts vary based on performance against goals approved by the Compensation & Human Capital Management Committee at the beginning of the performance period. Our ongoing incentive programs have a proven track record of variable payouts based on performance over time.

•	Our STIP is based on a combination of absolute financial goals and progress made toward key strategic priorities.
•	100% of our ongoing LTI program features performance-based metrics and is tied to relative performance versus our retail peers. Awards granted in Fiscal 2021 had a four-year performance period for PSUs and a three-year performance period for PBRSUs.

	Component	Weight	Metric	Goal(1)	Actual(1)	Actual performance as a percentage of goal	Payout as a percentage of goal	Overall weighted payout as a percentage of goal
2023 STIP Performance	Financial	67%	Sales	$109,527	$105,803	96.6%	95%	63.7%
			Incentive Operating Income(2)	$5,778	$6,167	106.7%
	Team scorecard	33%				N/A	90%	29.7%
Total payout as a percentage of goal								93.4%

	Award type	Metric	Performance rank relative to peers	Actual payout as a percentage of goal	Overall payout as a percentage of goal
Performance of LTI Granted in Fiscal 2021	PSUs	Adjusted Sales CAGR	6 of 21	129%	117.7%
		EPS CAGR	10 of 21	99%
		ROIC	7 of 21	126%
			Performance rank relative to peers(3)	TSR(4)	Overall payout as a percentage of goal
	PBRSUs	Relative TSR	15 of 20	(18.5)%	75%

(1)	In millions.
(2)	See the “Performance highlights” tables and footnotes on page 42 for a description of how Incentive Operating Income is calculated from our financial statements.
(3)	The retail peers for PBRSUs excludes Publix Super Markets, Inc. For more information, see “PBRSUs” on page 49.
(4)	TSR is calculated based on the stock price of each company on the first and last day of the performance period using the average of each company’s stock price for the 90 calendar days immediately preceding the two measurement dates.

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Our framework for executive compensation

Elements of annual TDC(1)

	Element	Key characteristics	Link to shareholder value	How we determine amount
Fixed	Base salary	Fixed compensation component payable in cash, representing less than 20% of Annual TDC for our NEOs. Reviewed annually and adjusted when appropriate.	A means to attract and retain talented executives capable of driving superior performance.	Based on individual contributions to business outcomes, the scope and complexity of each role, future potential, market data, and internal pay equity.

Performance-based	Short-term incentives	Variable compensation component payable in cash based on Target’s performance against financial goals and progress made toward key strategic priorities.

Financial goals are tied to achievement of key financial measures.

NEOs are also evaluated against identified strategic initiatives important to driving sustainable, durable, and profitable Sales growth.

Financial component is based on:

•  Sales

•  Incentive Operating Income

Team scorecard is based on the Compensation & Human Capital Management Committee’s assessment of our NEOs’ progress toward strategic priorities.

	Performance share units	PSUs cliff vest at the end of the performance period and payouts are based on relative performance during the performance period versus our retail peer group.	PSUs recognize our NEOs for achieving superior long-term relative performance on three key metrics: • Adjusted Sales growth • EPS growth • ROIC	Based on individual contributions to business outcomes, potential future contributions, historical grant amounts, retention considerations, and market data.
	Performance-based restricted stock units	PBRSUs cliff vest at the end of the performance period with payouts based on relative TSR performance during the performance period versus our retail peer group.	Fosters a culture of ownership, aligns the long-term interests of our NEOs with our shareholders, and rewards or penalizes based on relative TSR performance.	Based on individual contributions to business outcomes, potential future contributions, historical grant amounts, retention considerations, and market data.
(1)	See page 41 for a description of how the Compensation & Human Capital Management Committee uses Annual TDC and how it differs from the “Total” in the “Summary compensation table” on page 55.

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Base salary

We provide base salary as a means to deliver a stable amount of cash compensation to our NEOs. To align with our pay for performance philosophy, this non-variable element of our executive compensation represents the smallest portion of Annual TDC.

In March 2023, the Compensation & Human Capital Management Committee approved a Fiscal 2023 base salary increase of $25,000 for Mr. Fiddelke in consideration of his performance as well as market positioning relative to our retail and general industry peers. Our other NEOs did not receive base salary increases in Fiscal 2023.

Short-term incentives

All NEOs are eligible to earn cash awards under our STIP program, which is designed to motivate and reward executives for performance on key annual measures. The financial component of our STIP program is based on two financial metrics: Sales (50%) and Incentive Operating Income (50%). See the “Performance highlights” tables and footnotes on page 42 for a description of how Sales are reported and how Incentive Operating Income is calculated from our financial statements.

The following table shows financial and team scorecard payouts expressed as a percentage of goal. The at-goal pay opportunity is 200% of base salary for our CEO and 100% of base salary for our Non-CEO NEOs.

Component	Fiscal 2023 (payout as a percentage of goal)
	Weight	Threshold	Goal	Maximum
Financial component (Sales 50%, Incentive Operating Income 50%)	67%	13%	67%	134%
Team scorecard	33%	7%	33%	66%
Total		20%	100%	200%

Fiscal 2023 financial STIP design, performance goals, and how we performed in comparison to these goals

The Fiscal 2023 goals and actual performance were:

Metric	Goal(1)(2)(3)	Actual(1)(3)	Actual performance as a percentage of goal	Payout as a percentage of goal for each metric	Financial component payout as a percentage of goal
Sales	$109,527	$105,803	96.6%	46%	95%
Incentive Operating Income(4)	$5,778	$6,167	106.7%	144%
(1)	Dollars in millions.
(2)	Threshold and maximum financial performance amounts are -/+5% of the Sales goal and -/+15% of the Incentive Operating Income goal.
(3)	Fiscal 2023 consisted of 53 weeks.
(4)	See the “Performance highlights” tables and footnotes on page 42 for a description of how Incentive Operating Income is calculated from our financial statements.

When approving the incentive design and goals in March 2023, the Board took into account the uncertain external environment, the cautious consumer, and peaking economic risks including persistent inflation. The goals set at the beginning of the year required growth versus the prior year as follows:

•	Our Sales goal was based on a 53-week fiscal year and represented a 1.8% increase over the prior year actual sales.
•	Our Incentive Operating Income goal was based on a 53-week fiscal year and represented a 42.1% increase over the prior year.

In Fiscal 2023, while top-line results were challenged, we saw bottom-line growth:

•	Sales decreased 1.7% over the prior year, resulting in a 46% of goal payout for the Sales metric.
•	Incentive Operating Income increased 51.6% from the prior year due in part to disciplined inventory management, efficiency efforts, and lower digital fulfillment, freight, and supply chain costs. This resulted in a 144% of goal payout for the Incentive Operating Income metric.

The Compensation & Human Capital Management Committee approved a collective STIP financial outcome of 95% of goal payout, as generated under the plan and illustrated in the table provided above.

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Fiscal 2023 team scorecard assessment

The team scorecard provides a general structure for discussing and measuring performance of our NEOs as a group. The basis of the team scorecard is reflective of the highly integrated nature of our business, which requires shared accountability among our NEOs to drive our enterprise strategy. The team scorecard component of Fiscal 2023 STIP emphasizes the business outcomes that position us for strong performance in the future, and represents indicators that demonstrate the health of Target’s business and team.

For Fiscal 2023, the specific team scorecard progress indicators included: improve inventory efficiency, maintain strong team engagement, advance equity and inclusion initiatives across the team, meet or exceed sales plans for new and remodeled stores, and evaluate market share at the category level and at the enterprise level. Management shared leading indicator progress with the Compensation & Human Capital Management Committee quarterly throughout the fiscal year and the Committee determined actual payouts at the March meeting based on its assessment of progress for the fiscal year.

Performance against these key indicators contributed to the overall team scorecard results:

•	Improved inventory turnover which meaningfully contributed to increased profitability;
•	Maintained strong Team Member engagement, with survey results representing a modest decrease over the prior year;
•	Advanced equity and inclusion initiatives across the team;
•	Exceeded sales plans for Fiscal 2023 for stores remodeled in 2022, performed close to plan for Fiscal 2023 for new stores opened in 2022; and
•	Experienced market share loss, as discretionary categories were particularly pressured.

Taking into consideration the outcomes described above, the Compensation & Human Capital Management Committee approved a 90% team scorecard payout, below the STIP financial component payout of 95% of goal described on page 45.

Total Fiscal 2023 STIP payout

The following table shows the resulting overall weighted payout as a percentage of goal, based on actual financial performance and progress made on key team scorecard indicators as described above.

Component	Weight	Payout as a percentage of goal	Overall weighted payout as a percentage of goal(1)
Financial component	67%	95%	63.7%
Team scorecard	33%	90%	29.7%
		Total payout as a percentage of goal	93.4%
(1)	Since the at-goal pay opportunity is 200% of base salary for our CEO and 100% of base salary for our Non-CEO NEOs, the actual payout is 186.7% of base salary for our CEO and 93.4% of base salary for our Non-CEO NEOs.

Long-term incentives

To align our NEOs’ pay outcomes with long-term performance, 100% of our annual LTI awards feature relative performance-based metrics. Annual LTI grants comprise the majority of each NEO’s total compensation.

Value of LTI awarded at grant

In determining the amount of individual LTI awards granted in March of each year, the Compensation & Human Capital Management Committee considered each NEO’s individual contributions to business outcomes during the fiscal year, potential future contributions, historical annual grant amounts, and retention considerations, as well as market data for comparable executives from our retail and general industry peer groups. Once the total annual LTI award amount for an NEO is determined, 60% of that is granted in the form of PSUs and 40% in PBRSUs. Under this approach, strong long-term performance relative to peers becomes the key driver of compensation realized by our NEOs.

The Compensation & Human Capital Management Committee increased Mr. Fiddelke and Ms. Hennington’s annual LTI award by $100,000 and $200,000, respectively, in consideration of their performance as well as market position relative to our retail and general industry peers. Our other NEOs did not receive increases in their annual LTI awards in Fiscal 2023.

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PSUs

In March 2023, the Compensation & Human Capital Management Committee granted the 2023-2025 PSU awards. The design of our fully relative PSU program supports the critical drivers of our success while incentivizing our performance relative to competing retailers. Our metrics reflect how we envision success in the execution of our strategy: to grow the top-line relative to the retail sector, to grow it profitably, and to prudently deploy capital to drive the business.

Our PSUs have a three-year performance period with the number of shares based on the following three equally weighted relative metrics versus our retail peer group:

•	Adjusted Sales growth. The compound annual growth rate in Adjusted Sales over the performance period, relative to our retail peer group, including adjustments to our reported results or those of our peer group, as described on the following page;
•	EPS growth. The compound annual growth rate of our EPS versus the reported EPS of our retail peer group; and
•	ROIC. Average net operating profit after-tax divided by average invested capital for both our results and our retail peer group, excluding discontinued operations.

See the “Performance highlights” tables and footnotes on page 42 for additional information regarding Sales, EPS, and ROIC. The following example illustrates potential PSU payouts at various levels of performance for the annual grant made in Fiscal 2023:

For more information about our peer groups, see pages 52-53.

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PSU adjustments

The intent of our PSU program is to measure performance relative to our peer group on the three previously described metrics. To achieve this measurement objectively, we base the initial rankings on annual reported financial results of each member of the retail peer group and Target (unless determined otherwise on the grant date). The Compensation & Human Capital Management Committee has reserved discretion to adjust the reported financial results for Target or any member of the retail peer group if it believes such adjustments are necessary to properly gauge Target’s relative performance.

For items known on the grant date, the Committee proactively addresses them as part of the award terms on the grant date. For example, the 53rd week from our Sales and those of our peers is excluded to ensure a consistent time frame comparison.

Historically, adjustments to Target’s results have included items that did not reflect our ongoing core operations or were needed to ensure consistent time frame comparisons over the performance period. These adjustments typically decreased participants’ resulting payouts. The Compensation & Human Capital Management Committee does not make adjustments that are inconsistent with Target’s performance.

For the 2020-2023 PSU awards, this included:

•	Excluding the impact of the one-time gain in Fiscal 2021 due to Target’s sale of Dermstore from ROIC to prevent Target’s operational performance from being overstated due to the transaction;
•	Excluding Dermstore’s sales from the Fiscal 2019 base year used to determine Adjusted Sales growth; and
•	Excluding the 53rd week from our Fiscal 2023 Sales.

Other than as described above, no adjustments were made to our annual reported results or those of our peers in determining the payout of the 2020-2023 PSU awards.

2020-2023 PSU payout (PSUs granted in Fiscal 2021)

As disclosed in the 2022 Proxy Statement, the PSU grants made in Fiscal 2021 included one time design changes due to the pandemic:

•	Extended the performance period from a three to four-year period. The performance period covered is Fiscal 2020 - 2023; and
•	Capped the maximum payout opportunity at 150% of goal, reduced from 200% in other years.

In April 2024, our NEOs received payouts with respect to the PSUs granted in March 2021 for the four-year performance period ended February 3, 2024. These awards were paid at 117.7% of the goal number of shares.

The following table summarizes the rankings and payout results for awards granted in Fiscal 2021. This outcome is based on comparing our results to those of the retail peer group approved at the time the PSUs were granted. The Adjusted Sales growth and EPS growth metrics utilize a base year of Fiscal 2019 and a final performance year of Fiscal 2023, while for ROIC we use an average of Fiscal 2020, Fiscal 2021, Fiscal 2022, and Fiscal 2023.

Metric	Performance rank relative to peers	Actual payout as a percentage of goal	Overall payout as a percentage of goal
Adjusted Sales CAGR	6 of 21	129%	117.7%
EPS CAGR	10 of 21	99%
ROIC	7 of 21	126%

Consistent with the results discussed above, the Compensation & Human Capital Management Committee approved a total payout of 117.7%.

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PBRSUs

In March 2023, the Compensation & Human Capital Management Committee granted the 2023-2025 PBRSU awards. Our PBRSUs have a three-year performance period with the number of shares based on relative three-year TSR performance versus our retail peer group. The number of shares earned under the PBRSUs will be adjusted up or down by 25 percentage points from the goal payout if Target’s TSR is in the top one-third or bottom one-third for the retail peer group, respectively, over the three-year vesting period. These stock-settled awards cliff vest at the end of the performance period.

The following example illustrates potential PBRSU payouts at various levels of performance for the annual grant made in Fiscal 2023:

(1)	The retail peers for PBRSUs exclude Publix Super Markets, Inc. because it establishes its stock price on an annual basis, which makes it inappropriate for assessing our Relative TSR performance.

For more information about our peer groups, see pages 52-53.

2021-2023 PBRSU payout

In March 2024, our NEOs received payouts with respect to the PBRSUs granted in March 2021 for the three-year performance period ended February 3, 2024. With a TSR ranking of 15 out of 20 relative to our retail peers, the Compensation & Human Capital Management Committee approved a total payout of 75% of the goal number of shares. This outcome is based on comparing our results to those of the retail peer group approved at the time the PBRSUs were granted.

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Other benefit elements

We offer the following other benefits to our NEOs:

•	Pension Plan. We maintain a Pension Plan for Team Members hired prior to January 2009 who meet certain eligibility criteria. We also maintain Supplemental Pension Plans for those Team Members who are subject to IRS limits on the basic Pension Plan or whose pensions are adversely impacted by participating in our deferred compensation plan. Our pension formula under these plans is the same for all participants—there are no enhanced benefits provided to our NEOs beyond extending the pension formula to earnings above the qualified plan limits or contributed to our deferred compensation plan.
•	Target 401(k) plan. The Target 401(k) Plan is available to all Team Members after 90 days of employment. There is no enhanced benefit for our NEOs.
•	EDCP. For a broad management group we offer the EDCP, which is a non-qualified, unfunded, individual account deferred compensation plan. The plan’s investment options generally mirror the Target 401(k) Plan, but also includes a fund based on Target common stock.
•	Perquisites. We provide certain perquisites to our NEOs, principally to allow them to devote more time to our business and to promote their health and safety. In addition, we provide benefits to our NEOs that we believe serve a business purpose for Target, but which are considered perquisites under SEC disclosure rules. The Compensation & Human Capital Management Committee reviews perquisites annually for consistency with our philosophy. Mr. Cornell is only eligible for perquisites that serve a business purpose for Target or support his safety, health, and well-being, such as home security, parking, executive physical, and an allowance for personal use of company-owned aircraft for security reasons.
•	Income continuation plan. We provide an ICP to our NEOs who are involuntarily terminated without cause to assist in their occupational transitions.

Additional information on our Pension Plan, Target 401(k) Plan, EDCP, and perquisites is provided in the footnotes and tables that follow the “Summary compensation table” on page 55. See Note 2 to the “Table of potential payments upon termination or change-in control” on pages 62 – 63 for additional information about the ICP.

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Compensation governance

Target’s executive compensation practices

Practice	Description	Page
Pay for performance	A significant percentage of the total direct compensation package features performance-based metrics, including 100% of our annual LTI awards.	41
Robust stock ownership guidelines	We have stock ownership guidelines of 7x base salary for the CEO, 3x base salary for Non-CEO NEOs, and 5x the annual cash retainer for the Board.	33
Annual shareholder “Say on Pay”	We value our shareholders’ input on our executive compensation programs. Our Board seeks an annual non-binding advisory vote from shareholders to approve the executive compensation disclosed in the CD&A, tabular disclosures, and related narrative of the 2024 Proxy Statement.	72
Double trigger change-in-control	We grant equity awards that require both a change-in-control and an involuntary termination or voluntary termination with good reason before vesting.	61
Annual compensation risk assessment	A risk assessment of our compensation programs is performed on an annual basis to ensure that our compensation programs and policies do not incentivize excessive risk-taking behavior.	53
Clawback policies	We have a clawback policy that allows recovery of incentive cash, equity compensation, and severance payments when a senior executive’s intentional misconduct results in material financial or reputational harm or results in a need for a restatement of our consolidated financial statements. In accordance with SEC rules and NYSE listing standards, we have a separate clawback policy that provides for the recovery of excess incentive-based compensation from covered officers in the event we are required to prepare a restatement of our consolidated financial statements.	54
Independent compensation consultant	The Compensation & Human Capital Management Committee retains an independent compensation consultant to advise on executive compensation programs and practices.	52
No hedging of company stock	Our NEOs and members of the Board may not directly or indirectly engage in transactions intended to hedge or offset the market value of Target common stock owned by them.	54
No pledging of company stock	Our NEOs and members of the Board may not directly or indirectly pledge Target common stock as collateral for any obligation.	54
No tax gross-ups	We do not provide tax gross-ups to our NEOs.
No dividends on unearned performance awards	We do not pay dividends on unearned performance awards.	58
No repricing or exchange of underwater stock options	Our equity incentive plan does not permit repricing or exchange of underwater stock options without shareholder approval.
No employment contracts	We do not use employment contracts with our NEOs.

Process for determining executive compensation

Compensation & Human Capital Management Committee

The Compensation & Human Capital Management Committee is responsible for determining the composition and value of the pay packages for our Leadership Team. While the CD&A describes the executive compensation awarded to our NEOs, the process for setting executive compensation applies to the other members of our Leadership Team as well. The Compensation & Human Capital Management Committee receives assistance from two sources: (a) an independent compensation consulting firm, Semler Brossy, and (b) our internal executive compensation team, led by our Executive Vice President & Chief Human Resources Officer (EVP & CHRO).

All decisions regarding executive compensation are made solely by the Compensation & Human Capital Management Committee. The Compensation & Human Capital Management Committee may not delegate its primary responsibility of overseeing Leadership Team compensation, but it may delegate to management authority for our compensation plans that do not involve the setting of compensation levels for the Leadership Team. In addition, the Compensation & Human Capital Management Committee has established an Equity Subcommittee comprised of Ms. Lozano, Mr. Baker, Mr. Barrett, and Ms. Leahy for the purposes of granting equity awards to members of the Board and any Team Members who are subject to Section 16 of the Exchange Act and to take any action required to be performed by a committee or subcommittee of “non-employee directors” to preserve the exemption available under Rule 16b-3 of the Exchange Act.

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Compensation & Human Capital Management Committee’s independent consultant

Semler Brossy has been retained by and reports directly to the Compensation & Human Capital Management Committee and does not have any other consulting engagements with management or Target. The Committee assessed Semler Brossy’s independence in light of SEC rules and NYSE listing standards and determined that no conflict of interest or independence concerns exist.

With respect to CEO compensation, Semler Brossy provides an independent recommendation to the Compensation & Human Capital Management Committee, in the form of a range of possible outcomes, for the Compensation & Human Capital Management Committee’s consideration. In developing its recommendation, Semler Brossy relies on its understanding of Target’s business and compensation programs and its own independent research and analysis. Semler Brossy does not meet with our CEO with respect to CEO compensation. Semler Brossy provides an independent assessment of the CEO’s recommendations on NEO compensation to the Compensation & Human Capital Management Committee.

Compensation of the Non-CEO NEOs

In developing compensation recommendations for the Non-CEO NEOs, the EVP & CHRO provides our CEO with market data on pay levels and compensation design practices provided by management’s external compensation consultants, Willis Towers Watson and Korn Ferry Group, covering our retail and general industry peer group companies. Management’s outside consultants do not have any interaction with either the Compensation & Human Capital Management Committee or our CEO, but do interact with the EVP & CHRO and her team. In addition to providing market data, management’s external compensation consultants perform other services for Target unrelated to determining executive compensation.

Our EVP & CHRO and CEO work together to develop our CEO’s compensation recommendations to the Compensation & Human Capital Management Committee for the Non-CEO NEOs. The CEO alone is responsible for providing final compensation recommendations to the Compensation & Human Capital Management Committee for the Non-CEO NEOs.

Benchmarking using compensation peer groups

Peer group market positioning is another important factor considered in determining each NEO’s Annual TDC.

For each NEO, the Annual TDC levels and elements described in the preceding pages are annually evaluated relative to our retail and general industry peer group companies. The market comparisons are determined by use of compensation data obtained from publicly available proxy statements analyzed by Semler Brossy and proprietary survey data assembled by Willis Towers Watson and Korn Ferry Group.

Due to a range of factors, including the scope of NEO positions, tenure in role, and company-specific concerns, there is an imperfect comparability of NEO positions between companies. As a result, market position serves as a reference point in the Annual TDC determination process rather than a formula-driven outcome.

The retail peer group is formulated based on an initial screen of companies in the Global Industry Classification Standard retailing index with revenue from core retail operations greater than $15 billion. The retail peer group is also used within our LTI plans. Target’s relative performance compared to this peer group on key metrics determines overall payout for our PSUs and PBRSUs. The comparator group for PSUs and PBRSUs represents the prevailing retail peer group at the time of grant. Changes to the peer group impact prospective grants only (outstanding grants are not amended). As a result, there are differences between the retail peer group within our outstanding LTI cycles.

General industry companies are also included as a peer group because they represent companies with whom we compete for talent. Like the selected retailers, the general industry companies are large and among the leaders in their industries.

The composition of the peer groups is reviewed annually to ensure it is appropriate in terms of company size and business focus, and any changes made are reviewed with Semler Brossy and approved by the Compensation & Human Capital Management Committee. The retail and general industry peer groups used for executive compensation granted in Fiscal 2023 are provided in the following table. In Fiscal 2023, we added BJ’s Wholesale Club Holdings to our retail peer group.

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2023 peer groups	Retail	Albertsons Companies, Inc.	The Kroger Co.	General industry	3M Company	McDonald’s Corporation
		Amazon.com, Inc.	Lowe’s Companies, Inc.		Abbott Laboratories	MetLife, Inc.
		Best Buy Co., Inc.	Macy’s, Inc.		Archer-Daniels-Midland Company	Mondelez International, Inc.
		BJ’s Wholesale Club Holdings, Inc.	Nordstrom, Inc.		The Cigna Group	NIKE, Inc.
		Costco Wholesale Corporation	Publix Super Markets, Inc.		The Coca-Cola Company	PepsiCo, Inc.
		CVS Health Corporation	Rite Aid Corporation		Elevance Health, Inc.	The Procter & Gamble Company
		Dollar General Corporation	Ross Stores, Inc.		FedEx Corporation	RTX Corporation
		Dollar Tree, Inc.	The TJX Companies, Inc.		General Mills, Inc.	Starbucks Corporation
		The Gap, Inc.	Walgreens Boots Alliance, Inc.		Johnson & Johnson	United Parcel Service, Inc.
		The Home Depot, Inc.	Walmart Inc.		Johnson Controls International plc	UnitedHealth Group Incorporated
		Kohl’s Corporation			Marriott International, Inc.

The following table summarizes our scale relative to our retail and general industry peer groups. The financial information reflects fiscal year-end data available as of February 3, 2024:

	2023 peer group comparison(1)(2)
	Retail			General industry
	Revenues	Market cap	Employees	Revenues	Market cap	Employees
25th Percentile	$24,092	$8,582	65,025	$34,229	$63,255	83,700
Median	$49,936	$28,809	170,000	$67,074	$115,938	102,300
75th Percentile	$148,258	$108,167	316,000	$94,943	$215,579	315,000
Target Corporation	$107,412	$67,167	415,000	$107,412	$67,167	415,000

(1)	All dollar amounts in millions.
(2)	Data Source: Equilar.

Compensation policies and risk

Compensation risk assessment

As part of our regular review of our compensation practices, we conduct an analysis of whether our compensation policies and practices for our Team Members create material risks to Target. Our risk assessment is two pronged. First, we take a “top-down” approach by evaluating whether our compensation programs and policies intensify top enterprise-wide risks. Next, we take a “bottom-up” approach to assess the following key compensation risk areas: performance measures, pay mix, goal setting and performance curve, leverage, magnitude of pay, calculation of performance, participant communication, severance, and corporate governance.

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The results of this analysis, which concluded that our policies and practices do not create risks that are reasonably likely to have a material adverse effect on Target, were reviewed by the Compensation & Human Capital Management Committee’s independent consultant and discussed with the Compensation & Human Capital Management Committee. More specifically, this conclusion was based on the following considerations:

Compensation risk considerations
Pay mix	Compensation mix of base salary and short-term and long-term incentives provides compensation opportunities measured by a variety of time horizons to balance our near-term and long-term strategic goals.
Performance metrics	A variety of distinct performance metrics are used in both the short-term and long-term incentive plans. This “portfolio” approach to performance metrics encourages focus on sustained and holistic overall company performance.
Performance goals	Goals are approved by our independent directors at the beginning of the performance period and take into account our historical performance, current strategic initiatives, and the expected macroeconomic environment. Our short-term and long-term incentive compensation programs are designed with payout curves and leverage that support our pay for performance philosophy. The relative nature of our LTI programs does not require setting absolute multi-year goals. Notably, our PSU program requires above median performance versus peers to earn an at-goal payout.
Equity incentives	Equity incentive programs and stock ownership guidelines are designed to align management and shareholder interests by providing vehicles for our NEOs to accumulate and maintain an ownership position in Target.
Risk mitigation policies

We incorporate several risk mitigation policies into our executive compensation program, including:

•   the Compensation & Human Capital Management Committee’s ability to use “negative discretion” to determine appropriate payouts under formula-based plans;

•   clawback policies that provide for recovery of compensation following a restatement of our consolidated financial statements or certain intentional misconduct;

•   stock ownership guidelines for our NEOs and Board; and

•   anti-hedging and anti-pledging policies.

Clawback policies

Our longstanding clawback policy allows for recovery of compensation if a senior executive’s intentional misconduct:

•	violates the law, our code of ethics, or any significant ethics or compliance policy; and
•	results in material financial or reputational harm or results in a need for a restatement of our consolidated financial statements.
The compensation elements that are subject to recovery under this policy include all:
•	amounts paid under the STIP (including any discretionary payments);
•	awards under our LTI plans whether exercised, vested, unvested, or deferred; and
•	amounts paid under the ICP.

All recoveries are determined in the discretion of the Compensation & Human Capital Management Committee. In accordance with SEC rules and NYSE listing standards, in 2023, we adopted a separate clawback policy that provides for the recovery of excess incentive-based compensation from covered officers in the event we are required to prepare a restatement of our consolidated financial statements.

Anti-hedging and anti-pledging policies

Members of the Leadership Team, which includes the CEO and Non-CEO NEOs, members of the Board, and all Team Members are prohibited from directly or indirectly engaging in capital transactions intended to hedge or offset the market value of Target common stock owned by them. In addition, the Leadership Team and members of the Board are prohibited from pledging Target common stock owned by them as collateral for any loan. All of our Leadership Team and members of the Board are in compliance with these policies.

Grant timing practices

The following practices have not been formalized in a written policy, but have been regularly followed:

•	our annual LTI grant coincides with a regularly scheduled Board meeting that is scheduled more than one year in advance. Currently, the annual LTI awards are granted at the March Board meeting. The Board has retained discretion to change the annual grant date in the future under appropriate circumstances;
•	we do not grant equity awards in anticipation of the release of material nonpublic information, and we do not time the release of material nonpublic information based on equity award grant dates for the purpose of affecting the value of such grants; and
•	we occasionally grant equity compensation to our NEOs outside of our annual LTI award cycle for new hires, promotions, recognition, retention, or other purposes. If the grant date is after the approval date, it must be on a date specified at the time of approval.

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Compensation tables

Summary compensation table

The following “Summary compensation table” contains values calculated and disclosed according to SEC reporting requirements. Salary, Bonus, and Non-Equity Incentive Plan compensation amounts reflect the compensation earned during each fiscal year. Stock Awards reflect awards with a grant date during each fiscal year.

Name and principal position	Fiscal year	Salary	Bonus(1)	Stock awards(2)(3)	Non-equity incentive plan compensation(4)	Change in pension value and nonqualified deferred compensation earnings(5)	All other compensation(6)	Total
Brian C. Cornell Chair & Chief Executive Officer	2023	$1,400,000	$831,600	$14,720,515	$1,782,200	$0	$469,038	$19,203,353
	2022	$1,400,000	$693,000	$14,476,318	$450,240	$0	$645,338	$17,664,896
	2021	$1,400,000	$1,201,200	$13,749,937	$2,795,240	$0	$612,389	$19,758,766
Michael J. Fiddelke Executive Vice President & Chief Financial Officer	2023	$771,226	$229,054	$3,259,800	$490,886	$16,433	$98,819	$4,866,218
	2022	$746,027	$184,673	$3,102,051	$119,982	$14,843	$163,026	$4,330,602
	2021	$709,110	$304,208	$2,326,264	$707,904	$13,729	$165,519	$4,226,734
John J. Mulligan Executive Vice President & Chief Operating Officer	2023	$1,000,000	$297,000	$5,783,141	$636,500	$26,600	$133,757	$7,876,998
	2022	$1,000,000	$247,500	$5,687,359	$160,800	$0	$223,514	$7,319,173
	2021	$1,000,000	$429,000	$5,169,154	$998,300	$0	$1,628,149	$9,224,603
A. Christina Hennington Executive Vice President and Chief Growth Officer	2023	$725,000	$215,325	$2,786,606	$461,463	$13,140	$125,425	$4,326,959
	2022	$717,055	$177,534	$2,533,360	$115,343	$15,475	$197,914	$3,756,681
Don H. Liu Executive Vice President and Chief Legal & Compliance Officer	2023	$650,000	$193,050	$2,839,042	$413,725	$0	$93,257	$4,189,074
	2022	$650,000	$160,875	$2,791,958	$104,520	$0	$123,814	$3,831,167
	2021	$650,000	$278,850	$2,584,666	$648,895	$0	$144,884	$4,307,295

(1)	The “bonus” amount shows actual payouts earned under our STIP for the team scorecard component.
(2)	Amounts represent the aggregate grant date fair value of awards made each fiscal year, as computed in accordance with FASB ASC Topic 718. See Notes 22 and 21, Share-Based Compensation, in the 2023 Annual Report and the 2022 Annual Report, respectively, for a description of our accounting and the assumptions used.
(3)	Represents the aggregate grant date fair value of PSUs and PBRSUs that were computed based on the probable outcome of the performance conditions as of the grant date. Actual payments will be based on degree of attainment of the performance conditions and our stock price on the settlement date. The range of payments for the PSUs granted in Fiscal 2023 is as follows:

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Name	Minimum amount	Amount reported	Maximum amount
Mr. Cornell PSU Granted 3/8/23	$0	$8,400,042	$16,800,084
Mr. Fiddelke PSU Granted 3/8/23	$0	$1,860,156	$3,720,312
Mr. Mulligan PSU Granted 3/8/23	$0	$3,300,098	$6,600,196
Ms. Hennington PSU Granted 3/8/23	$0	$1,590,065	$3,180,130
Mr. Liu PSU Granted 3/8/23	$0	$1,620,057	$3,240,114

(4)	The “non-equity incentive plan compensation” amount shows actual payouts earned under the financial component of our STIP.
(5)	The “Change in pension value and nonqualified deferred compensation earnings” amount represents the change in the qualified pension amounts for NEOs who are eligible for our Pension Plan, SPP I, or SPP II and reflects the additional pension benefits attributable to additional service, increases in eligible earnings, and changes in the discount rate. The discount rates used in Fiscal 2023, Fiscal 2022, and Fiscal 2021 were 5.20%, 4.83%, and 3.30%, respectively. For Fiscal 2023, the actual change in the qualified pension plan amount was an increase of $16,433 for Mr. Fiddelke, an increase of $26,600 for Mr. Mulligan, and an increase of $13,140 for Ms. Hennington. Mr. Cornell and Mr. Liu are not eligible for the Pension Plan, SPP I, or SPP II because they were hired after January 2009.
(6)	The “all other compensation” amounts reported for Fiscal 2023 include the elements in the following table:

Name	Company matching contributions	Life insurance	SPP adjustments	Perquisites	Total
Mr. Cornell	$132,277	$25,449	$0	$311,312	$469,038
Mr. Fiddelke	$55,109	$5,400	$22,488	$15,822	$98,819
Mr. Mulligan	$72,242	$258	$0	$61,257	$133,757
Ms. Hennington	$54,101	$5,621	$24,727	$40,976	$125,425
Mr. Liu	$46,895	$22,065	$0	$24,297	$93,257

Company matching contributions. Company matching contributions represent restored match credits and 401(k) matching contributions made by Target. Restored match credits represent matching contributions made by Target into a participant’s EDCP account where matching contributions for eligible pay are not able to be made into the participant’s Target 401(k) Plan account because of IRC limits. The amount of the restored match credits may represent up to a maximum of 5% of eligible pay allocated between the participant’s Target 401(k) Plan and EDCP accounts. The 5% match rate is the same for all Team Members.

Life insurance. Life insurance represents the dollar value of life insurance premiums paid by Target.

SPP adjustments. SPP adjustments represent fluctuations of supplemental pension plan benefits that are credited or debited to the NEO’s EDCP accounts. These benefits are based on our normal pension formulas. As applicable, they are affected by final average pay, service, age, and changes in interest rates. In the case of Mr. Mulligan, his SPP benefit value decreased due to increased pension income limits and rising interest rates, which resulted in a negative SPP adjustment. Specifically, $222,173 was deducted from his EDCP account, so his amount in the table for Fiscal 2023 is $0.

Perquisites. The dollar amount of “Perquisites” in this Note’s table represents the incremental cost of providing the perquisite. We generally measure incremental cost by the additional variable costs attributable to personal use, and we disregard fixed costs that do not change based on usage. Incremental cost for personal use of company-provided aircraft was determined by including fuel cost, landing fees, on-board catering, any variable maintenance costs attributable to personal flights, any commuting expenses to and from the airport, and related unoccupied positioning, or “deadhead,” flights. Mr. Cornell is eligible only for perquisites that serve a business purpose for Target or support his safety, health, and well-being, namely: reimbursement of home security expenses, on-site parking, executive physical, and personal use of company-owned aircraft (including to travel to outside board meetings) for security reasons. The perquisites for our Non-CEO NEOs typically consist of reimbursement of financial management expenses, reimbursement of home security expenses, on-site parking, spousal travel on business trips, limited personal use of company-owned aircraft (including to travel to outside board meetings), and executive physicals. The only individual perquisites that exceeded $25,000 were Mr. Cornell’s personal use of company-owned aircraft for security reasons, which amounted to $303,197, and Mr. Mulligan’s personal use of company-owned aircraft for travel to outside board meetings, which amounted to $35,837. No tax gross-ups are provided on these perquisites.

In addition to the perquisites described in this Note and quantified in this Note’s table, the NEOs occasionally use support staff time for personal matters, principally to allow them to devote more time to our business, and receive personal use of empty seats on business flights of company-owned aircraft, and personal use of event tickets when such tickets are not being used for business purposes, each of which are benefits for which we have no incremental cost.

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Grants of plan-based awards in Fiscal 2023

Name	Grant date	Estimated possible payouts under non-equity incentive plan awards(1)			Estimated future payouts under equity incentive plan awards(2)			Grant date fair value of
		Threshold	Target	Maximum	Threshold	Target	Maximum	stock awards(3)
Brian C. Cornell	3/8/23	$378,000	$1,876,000	$3,752,000
	3/8/23				0	51,534	103,068	$8,400,042
	3/8/23				25,767	34,356	42,945	$6,320,473
Michael J. Fiddelke	3/8/23	$100,750	$519,250	$1,038,500
	3/8/23				0	11,412	22,824	$1,860,156
	3/8/23				5,706	7,608	9,510	$1,399,644
John J. Mulligan	3/8/23	$130,000	$670,000	$1,340,000
	3/8/23				0	20,246	40,492	$3,300,098
	3/8/23				10,123	13,497	16,872	$2,483,043
A. Christina Hennington	3/8/23	$94,250	$485,750	$971,500
	3/8/23				0	9,755	19,510	$1,590,065
	3/8/23				4,878	6,504	8,130	$1,196,541
Don H. Liu	3/8/23	$84,500	$435,500	$871,000
	3/8/23				0	9,939	19,878	$1,620,057
	3/8/23				4,970	6,626	8,283	$1,218,985

(1)	Awards represent potential payments under the financial component of our annual STIP in Fiscal 2023, which are based on specified target levels of Incentive Operating Income and Sales, as described on page 42 of the CD&A. The actual payouts earned under the financial component of our annual STIP are reflected in the “Non-equity incentive plan compensation” column of the “Summary compensation table.” 67% of the annual STIP is based on the financial component, and 33% is based on the team scorecard component, as described on page 45. The threshold, goal, and maximum payouts for the team scorecard component as a percentage of goal, which are not included in the table above, are described on page 45 of the CD&A. To be eligible for a payment under the annual STIP, NEOs must be employed on the date the payments are made (typically in March of each year with respect to the preceding fiscal year), except in the event of death, disability, or retirement eligibility (termination other than for cause after age 55 with at least five years of service). The maximum payment for our annual STIP is the annual plan maximum, which is generally four times salary for our CEO and two times salary for Non-CEO NEOs.
(2)	Awards represent potential payments under PSUs and PBRSUs granted in Fiscal 2023. See the CD&A for a more detailed description of the performance measures for those awards. The other terms of the PSUs and PBRSUs are described in Note 1 to the “Outstanding equity awards at Fiscal 2023 year-end” table on page 58.
(3)	Grant date fair value for PSUs and PBRSUs was determined pursuant to FASB ASC Topic 718.

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Outstanding equity awards at Fiscal 2023 year-end

Name		Stock awards
	Grant Date	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested(1)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested(1)
Brian C. Cornell	3/9/2022	68,079	$9,904,814
	3/8/2023	140,966	$20,509,143
Michael J. Fiddelke	3/9/2022	14,594	$2,123,281
	3/8/2023	31,220	$4,542,198
John J. Mulligan	3/9/2022	26,751	$3,892,003
	3/8/2023	55,384	$8,057,818
A. Christina Hennington	3/9/2022	11,920	$1,734,241
	3/8/2023	26,689	$3,882,983
Don H. Liu	3/9/2022	13,135	$1,911,011
	3/8/2023	27,192	$3,956,164
(1)	The shares reported in these columns represent potentially issuable shares under outstanding PSUs and PBRSUs, which represent the right to receive a variable number of shares based on actual performance over the performance periods described in the CD&A of the applicable proxy statements for the years the awards were granted. The number of shares reported is based on our actual performance results through the end of Fiscal 2023 under the applicable performance measures and assuming that the payout will occur at the next highest level (threshold, target, or maximum). The performance levels required for payouts on outstanding awards are described in the CD&A of the applicable proxy statements for the years the awards were granted. The market value of stock reported is calculated by multiplying the number of shares by our Year-End Stock Price. As of the end of the Fiscal 2023, actual performance results for the 2022-2024 PSUs and all outstanding PBRSUs were below the target levels. Actual performance results for the 2023-2025 PSUs were at or above target levels. Based on this performance, the amounts in these columns represent payouts at the target level for 2022-2024 PSUs and all outstanding PBRSU awards, and payouts at the maximum level for 2023-2025 PSU awards.
Dividend equivalents are accrued (in the form of additional units) on PSUs and PBRSUs, respectively, during the vesting period and are subject to the same performance and other conditions as the underlying PSUs and PBRSUs. The dividend equivalents are converted to shares if and after the underlying PSUs and PBRSUs vest.
The payment date of the awards, to the extent they are earned, will generally be within 90 days after the date the Compensation & Human Capital Management Committee certifies the financial results following completion of the performance period. In addition, PSUs and PBRSUs are subject to certain post-employment covenants. Vesting will also occur, and any shares earned upon certification of the financial results following completion of the performance period will be paid, if a termination occurs under the following circumstances prior to the end of the performance period (referred to as “vesting-extension provisions”):
•	death or disability;
•	NEO is age 55 or greater and has at least 5 years of service;
•	for PSUs only, the NEO is age 45-54, has at least 15 years of service, and has worked for a specified minimum amount of the performance period (one to two years, depending on age); or
•	for PBRSUs only, 50% of the shares subject to an award will vest if the recipient is involuntarily terminated without cause prior to the scheduled vesting date.

To receive these vesting-extension provisions, the NEO must sign an agreement that releases any claims against us and includes post-employment covenants. If the termination is voluntary, the NEO must also have commenced discussions with Target regarding the NEO’s consideration of termination at least six months prior to termination. Beginning in 2023, the NEOs vest pro-rata in awards granted during the fiscal year in which their retirement occurs. These vesting-extension provisions are not available if an executive officer’s employment is terminated for cause. If an NEO’s employment is terminated for cause, then all PSUs and PBRSUs are forfeited.

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Stock vested in Fiscal 2023

Name	Stock awards
	Number of shares acquired on vesting	Value realized on vesting(1)
Brian C. Cornell	80,262	$13,573,870
Michael J. Fiddelke	14,636	$2,464,107
John J. Mulligan	30,183	$5,104,532
A. Christina Hennington	8,816	$1,477,551
Don H. Liu	15,098	$2,553,360
(1)	“Value realized on vesting” is calculated by multiplying the number of shares acquired on vesting by the market value of Target common stock on the respective vesting date(s), except that where the Compensation & Human Capital Management Committee must certify the number of shares earned, “Value realized on vesting” is calculated by multiplying the number of shares earned by the market value of Target common stock on the date the Compensation & Human Capital Management Committee certifies the shares that were earned.

Pension benefits for Fiscal 2023

Name(1)	Plan name	Age at FYE	Number of years credited service	Present value of accumulated benefit	Payments during last fiscal year
Michael J. Fiddelke	Target Corporation Pension Plan	47	19	$146,734	$0
John J. Mulligan	Target Corporation Pension Plan	58	27	$736,308	$0
A. Christina Hennington	Target Corporation Pension Plan	49	20	$158,757	$0
(1)	Mr. Cornell and Mr. Liu are not eligible for the Target Corporation Pension Plan, SPP I, or SPP II because they were hired after January 2009.

Pension plan

The “Pension benefits for Fiscal 2023” table reports benefits under the Pension Plan, which is a tax qualified retirement plan that provides retirement benefits to eligible Team Members who were hired prior to January 2009. The Pension Plan uses two different benefit formulas: Final Average Pay and Cash Balance Plan. Team Members who were active participants in the Pension Plan prior to 2003 had the choice to have benefits for their service after December 31, 2002 calculated using either the final average pay formula or the cash balance plan formula. The Pension Plan benefit for Mr. Mulligan is based on the Final Average Pay Formula. Since Mr. Fiddelke and Ms. Hennington joined Target after December 31, 2002, their benefit is based on the Cash Balance Plan Formula.

Final average pay formula

The final average pay formula is calculated using final average pay as limited by the IRC. The final average pay benefit, expressed as a monthly, single life annuity commencing at age 65, is equal to the sum of: (a) 0.8% of the participant’s final average monthly pay multiplied by the years of service (not to exceed 25 years of service), plus (b) 0.25% of the participants final average monthly pay multiplied by the years of service in excess of 25 years of service, plus (c) 0.5% of the participant’s final average monthly pay in excess of 12.5% of the average of the Social Security taxable wage base for the 35-year period ending when the participant terminates employment multiplied by the years of service (not to exceed 25 years of service). Participants can elect among annuity forms that have an actuarially equivalent value. Early retirement payments may commence at age 55.

Cash balance plan formula

The cash balance plan formula is determined by the value of the participant’s cash balance plan account balance, which is credited each calendar quarter with both pay credits and interest credits. Pay credits to a participant’s personal pension account are based on a fixed percentage of the participant’s eligible pay for the quarter, subject to the annual IRC limit, ranging from 1.5% to 6.5%,

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depending upon the participant’s combined age and service. Interest credits to a participant’s personal pension account are generally made on the last day of the quarter based on the value of the account at the beginning of the quarter and at an interest rate of 4.64%. A participant’s cash balance plan account balance is payable to the participant at any time after termination of employment in a form elected by the participant.

Supplemental pension plans

We also provide benefits under supplemental pension plans, which are reflected in the “Nonqualified deferred compensation for Fiscal 2023” table. SPP I restores the lost qualified Pension Plan benefit due to an officer’s eligible pay being greater than the annual compensation limits imposed by the IRC, and is based on the same benefit formulas used for determining benefits under the Pension Plan. SPP II restores the lost qualified Pension Plan benefit due to amounts being deferred under the EDCP (our current deferred compensation plan) and therefore not considered for benefit purposes under the Pension Plan or SPP I.

Each year, the annual change in the actuarial lump-sum amount of a participant’s vested benefits under SPP I and II is calculated and added to, or deducted from, the participant’s EDCP account. A final calculation and an EDCP account adjustment occurs upon termination of employment. Because of the feature that annually transfers amounts to a participant’s EDCP account, the benefits accrued under SPP I and II are reflected as EDCP deferrals in the “Nonqualified deferred compensation for Fiscal 2023” table.

Nonqualified deferred compensation for Fiscal 2023

The amounts in the following table represent deferrals under the EDCP, which includes the supplemental pension benefits discussed in the preceding section.

Name	Executive contributions in last FY(1)	Registrant contributions in last FY(2)	Aggregate earnings in last FY(3)	Aggregate withdrawals/ distributions in last FY	Aggregate balance at last FYE(4)
Brian C. Cornell	$203,382	$110,662	$321,176	$0	$5,902,233
Michael J. Fiddelke	$76,891	$59,635	$97,331	$0	$1,494,690
John J. Mulligan	$98,598	$(168,258)	$1,132,445	$(283,079)	$11,025,560
A. Christina Hennington	$1,085,181	$65,442	$120,762	$0	$3,972,651
Don H. Liu	$249,533	$29,270	$133,815	$0	$1,445,032
(1)	All amounts of executive contributions in the table have been reported in the current year “Summary compensation table.”
(2)	All registrant contributions from the table have been reported in the current year “Summary compensation table.” Registrant contributions include transfers of SPP benefits, whether such adjustments are positive or negative, and restored match credits on executive deferrals into the EDCP (i.e., matching contributions made into a participant’s EDCP account where matching contributions are not able to be made into the participant’s Target 401(k) Plan account because of IRC limits). Restored match credits are subject to a vesting requirement. Contributions made in Fiscal 2017 and later years cliff vest five years after an executive first becomes eligible to participate in EDCP. The restored match credits made to each of our NEOs in Fiscal 2023 are vested.
(3)	No amounts from aggregate earnings in the table have been reported in the current year “Summary compensation table.”
(4)	The following amounts of the aggregate balance from the table were reported in the summary compensation tables covering Fiscal 2006 to Fiscal 2022.
Name	Reported in prior years’ summary compensation tables
Mr. Cornell	$ 3,550,256
Mr. Fiddelke	$ 708,364
Mr. Mulligan	$ 9,699,777
Ms. Hennington	$ 937,468
Mr. Liu	$ 885,995

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Participants in the EDCP may generally elect to defer up to 80% of their salary, bonus, and non-equity incentive plan payments. At any time, EDCP participants are permitted to choose to have their account balance indexed to crediting rate alternatives that generally mirror the investment choices and actual rates of return available under the Target 401(k) Plan, except that the EDCP alternatives also include a Target common stock fund. Target invests general corporate assets through various investment vehicles to offset a substantial portion of the economic exposure to the investment returns earned under EDCP. See Note 23, Defined Contribution Plans, in the 2023 Annual Report for additional information.

At the time of deferral, participants can elect to receive a distribution of their EDCP account at a fixed date or upon termination of employment. EDCP payouts at a fixed date will be made as lump-sum payments. EDCP payouts made on termination of employment can be made as a lump-sum payment, or installment payments over five or ten years commencing immediately or one year after termination of employment. EDCP payouts are also made in the case of the termination of EDCP, a qualifying change-in-control, or unforeseeable financial emergency of the participant creating severe financial hardship.

The EDCP is intended to comply with IRC Section 409A. As a result, payments to NEOs based on a termination of employment will generally be delayed six months. The EDCP is an unfunded plan and represents a general unsecured obligation of Target. Participants’ account balances will be paid only if Target has the ability to pay. Accordingly, account balances may be lost in the event of Target’s bankruptcy or insolvency.

Potential payments upon termination or change-in-control

This section explains the payments and benefits to which our currently employed NEOs are entitled in various termination of employment and change-in-control scenarios. The potential payments to the currently employed NEOs are hypothetical situations only, and assume that termination of employment and/or change-in-control occurred on February 3, 2024, the last day of Fiscal 2023, and that any consideration paid in connection with a hypothetical change-in-control was at our Year-End Stock Price.

In general terms, we will experience a change-in-control, as defined in our compensation plans, whenever any of the following events occur:

•	our continuing directors cease to constitute a majority of our Board (any director who assumes office as a result of an actual or threatened contested election will not be considered to be a continuing director);
•	any person or group acquires 30% or more of our common stock;
•	we merge with or into another company and our shareholders own less than 60% of the combined company; or
•	our shareholders approve an agreement or plan to liquidate or dissolve Target.

Where there is a change-in-control, a double-trigger generally applies to PSUs and PBRSUs, meaning that no outstanding awards of those types granted will accelerate upon a change-in-control unless, within two years after a change-in-control, an involuntary termination of employment without cause or a voluntary termination of employment for good reason occurs. Good reason generally means a material reduction in compensation or responsibilities, or a required relocation following a change-in-control.

The intent of this section is to isolate those payments and benefits for which the amount, vesting, or time of payment is altered by the described termination or change-in-control situations. Because of that focus, this section does not cover all amounts the NEOs will receive following termination. Specifically, under all employment termination scenarios, NEOs are entitled to receive their vested balances under our pension and deferred compensation plans, as disclosed in the “Pension benefits for Fiscal 2023” and “Nonqualified deferred compensation for Fiscal 2023” tables.

The following table shows the payments and benefits for which the amount, vesting, or time of payment is altered by each employment termination situation. The footnotes to the table explain the general provisions applicable to each situation. In addition, our plans do not provide for any gross-ups for taxes due on any payments described in this section.

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Table of potential payments upon termination or change-in-control

Name/Payment type	Voluntary termination	Involuntary termination	Death	Disability	Change-in-control
					No termination	Involuntary or voluntary good reason termination
Brian C. Cornell(1)
ICP Payments (Severance)(2)	$0	$9,989,787	$0	$0	$0	$9,989,787
PSU Vesting(3)(4)	$0	$0	$0	$0	$0	$13,633,577
PBRSU Vesting(3)(4)	$6,817,225	$3,408,685	$6,817,225	$6,817,225	$0	$9,089,488
Life Insurance Proceeds(5)	$0	$0	$3,000,000	$0	$0	$0
Excess LTD Plan(6)	$0	$0	$0	$420,000	$0	$0
Total	$6,817,225	$13,398,472	$9,817,225	$7,237,225	$0	$32,712,852
Michael J. Fiddelke(1)
ICP Payments (Severance)(2)	$0	$3,291,178	$0	$0	$0	$3,291,178
PSU Vesting(3)(4)	$0	$0	$0	$0	$0	$2,977,162
PBRSU Vesting(3)(4)	$0	$744,618	$1,488,945	$1,488,945	$0	$1,985,066
Life Insurance Proceeds(5)	$0	$0	$3,000,000	$0	$0	$0
Excess LTD Plan(6)	$0	$0	$0	$420,000	$0	$0
Total	$0	$4,035,796	$4,488,945	$1,908,945	$0	$8,253,406
John J. Mulligan(1)
ICP Payments (Severance)(2)	$0	$4,587,067	$0	$0	$0	$4,587,067
PSU Vesting(3)(4)	$0	$0	$0	$0	$0	$5,356,651
PBRSU Vesting(3)(4)	$2,678,762	$1,339,526	$2,678,762	$2,678,762	$0	$3,571,489
Life Insurance Proceeds(5)	$0	$0	$50,000	$0	$0	$0
Excess LTD Plan(6)	$0	$0	$0	$420,000	$0	$0
Total	$2,678,762	$5,926,593	$2,728,762	$3,098,762	$0	$13,515,207
A. Christina Hennington(1)
ICP Payments (Severance)(2)	$0	$3,106,196	$0	$0	$0	$3,106,196
PSU Vesting(3)(4)	$0	$0	$0	$0	$0	$2,496,463
PBRSU Vesting(3)(4)	$0	$624,443	$1,248,595	$1,248,595	$0	$1,664,697
Life Insurance Proceeds(5)	$0	$0	$3,000,000	$0	$0	$0
Excess LTD Plan(6)	$0	$0	$0	$420,000	$0	$0
Total	$0	$3,730,639	$4,248,595	$1,668,595	$0	$7,267,356
Don H. Liu(1)
ICP Payments (Severance)(2)	$0	$2,992,093	$0	$0	$0	$2,992,093
PSU Vesting(3)(4)	$0	$0	$0	$0	$0	$2,630,023
PBRSU Vesting(3)(4)	$1,315,375	$657,760	$1,315,375	$1,315,375	$0	$1,753,591
Life Insurance Proceeds(5)	$0	$0	$2,747,000	$0	$0	$0
Excess LTD Plan(6)	$0	$0	$0	$369,237	$0	$0
Total	$1,315,375	$3,649,853	$4,062,375	$1,684,612	$0	$7,375,707

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(1)	A “Retirement Eligible NEO” is an NEO who has met the age and years of service requirements described in Note 1 to the “Outstanding equity awards at Fiscal 2023 year-end” table on page 58. The Retirement Eligible NEOs are Mr. Cornell, Mr. Mulligan, and Mr. Liu for PSUs and PBRSUs. Mr. Fiddelke and Ms. Hennington are Retirement Eligible NEOs for PSUs only.
(2)	We provide ICP payments to NEOs who are involuntarily terminated without cause to assist in their occupational transitions. The maximum payment under the ICP (paid during regular pay cycles over 24 months) is two times the sum of base salary and the average of the last three years of short-term incentive payments. In addition, any NEO who receives severance payments under the ICP also receives a $30,000 allowance for outplacement services. Each of the NEOs is eligible for 24 months of payments under the ICP, conditioned on the NEO releasing any claims against us and agreeing to certain post-employment covenants.
(3)	Amounts are determined by multiplying the number of shares for which vesting is accelerated by our Year-End Stock Price. For PSUs and PBRSUs, shares are based either on the Earned Payout or the Goal Payout. Where the share amount is determined based on Earned Payout, the table uses the minimum amount that can be earned, which is 0% of the at-goal payout for PSUs and 75% of the at-goal payout for PBRSUs. The number of shares for which vesting is accelerated for each employment termination situation is as follows:
Voluntary termination. All unvested shares are forfeited, except that for a Retirement Eligible NEO vesting is accelerated for 100% of the Earned Payout shares for PSUs and PBRSUs.
Involuntary termination. Vesting is accelerated for 50% of the Earned Payout shares for PBRSUs, and the remaining unvested shares are forfeited. All unvested shares are forfeited for PSUs, except that for a Retirement Eligible NEO vesting is accelerated for 100% of the Earned Payout shares for PSUs.
Death/disability. Vesting is accelerated for 100% of the Earned Payout shares for PSUs and PBRSUs.
Change-in-control. PSUs and PBRSUs are subject to a double-trigger. Where both triggers occur, vesting is accelerated for 100% of the Goal Payout shares for PSUs and PBRSUs. We use 100% of the Goal Payout for PSUs and PBRSUs in connection with a change-in-control to eliminate arbitrary results that could occur with a shortened performance period and in case calculation of actual or comparable performance metrics would be unfeasible following the change-in-control.
(4)	Additional detail about the accelerated vesting provisions of the PSUs and PBRSUs can be found in the Notes under the “Outstanding equity awards at Fiscal 2023 year-end” table on page 58.
(5)	Depending on the level of coverage elected by the participant, life insurance proceeds range from $50,000 to an amount equal to three times the sum of the prior year’s annual base salary and the most recent bonus and non-equity incentive plan payments, up to a maximum of $3 million.
(6)	Represents annual payments under our Excess LTD Plan, which provides monthly disability income payments with respect to the portion of annualized salary and three-year average bonus and non-equity incentive plan compensation above the annual compensation limit (currently set at $300,000), but not exceeding $1 million, for our Base LTD Plan. The Excess LTD Plan replaces 60% of a participant’s eligible compensation. A participant who becomes disabled before age 65 is eligible to receive payments under the plan while he or she is totally and permanently disabled through age 65 (with a minimum of three years of disability payments) or death, if sooner. In order to receive payments under the Excess LTD Plan, the NEO must be enrolled in the Base LTD Plan.

Pay ratio disclosure

As disclosed in the “Summary compensation table” on page 55, the Fiscal 2023 total annual compensation for our CEO was $19,203,353. We estimate that the Fiscal 2023 total annual compensation for the median Team Member was $26,696. The median Team Member is employed part-time. The resulting ratio of our CEO’s total annual compensation to that of the median Team Member for Fiscal 2023 is 719 to 1. The median Team Member’s Fiscal 2023 total annual compensation was calculated in the same manner used to calculate the CEO’s compensation in the “Summary compensation table” on page 55.

To determine the median Team Member, we used W-2 wages or their equivalent for the 2023 calendar year for Team Members employed as of February 3, 2024, the last day of Fiscal 2023. For all permanent Team Members who were employed for less than the full calendar year, we calculated a daily pay rate and then annualized their W-2 wages. Team Members hired after December 31, 2023 do not yet have wages for 2023 reported on Form W-2, so we used annual base salary for exempt permanent Team Members hired after that date, and for non-exempt permanent Team Members hired after that date we multiplied their hourly compensation rate by the average hours worked by all U.S. non-exempt Team Members to approximate their annual compensation. These estimates and assumptions were used to annualize each permanent Team Member’s compensation without treating any part-time Team Member as a full-time equivalent. We included all non-U.S. Team Members, excluding our CEO, in determining the median Team Member, treated in the same manner described above, except that for non-U.S. Team Members not paid in U.S. dollars, the foreign currency was converted into U.S. dollars using the applicable currency conversion rate as of February 3, 2024. To ensure the compensation of temporary or seasonal Team Members is not annualized, we used their W-2 wages without adjustments.

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Pay versus performance disclosure

Pay versus performance table

The pay versus performance table includes information for Fiscal Years 2020, 2021, 2022, and 2023.

					Value of initial fixed $100 investment based on:
Fiscal year	Summary compensation table total for CEO(1)	Compensation actually paid to CEO(2)	Average summary compensation table total for Non-CEO NEOs(1)	Average compensation actually paid to Non-CEO NEOs(2)	Target total shareholder return(3)	Retail peer group total shareholder return(3)(4)	Net income	Company selected measure: Sales(5)
2023	$19,203,353	$10,755,085	$5,314,812	$3,328,237	$143.24	$168.88	$4,138	$105,803
2022	$17,664,896	$(9,622,361)	$4,809,406	$(2,251,345)	$160.71	$123.48	$2,780	$107,588
2021	$19,758,766	$57,790,597	$5,783,188	$16,437,743	$203.29	$145.32	$6,946	$104,611
2020	$19,755,188	$78,320,625	$6,383,094	$23,974,731	$166.91	$138.74	$4,368	$92,400

Note: Net income and Sales are in millions.

(1)	Brian C. Cornell is the CEO for each of the years shown. The Non-CEO NEOs include Michael J. Fiddelke, John J. Mulligan, and Don H. Liu for each of the years shown, A. Christina Hennington for Fiscal 2023 and Fiscal 2022, and Michael E. McNamara for Fiscal 2021 and Fiscal 2020.

(2)	The following tables show amounts deducted from and added to the Summary Compensation Table (“SCT”) total to calculate Compensation Actually Paid (“CAP”). The fair value of the equity awards is consistent with the assumptions disclosed in the grant date, with values changing primarily due to the change in stock price and our performance on the metrics applicable to those awards.

CEO SCT Total to CAP:

		Adjustments related to equity awards
		Deductions	Additions
Fiscal year	SCT total for CEO	Value of “Stock awards” from SCT	Year-end fair value of outstanding equity awards granted in covered year	Increase/(decrease) in fair value during covered year of outstanding equity awards granted in prior years	Increase/(decrease) in fair value of equity awards from prior year-end that vested during the covered year	CAP to CEO
2023	$19,203,353	$(14,720,515)	$13,007,853	$(4,199,459)	$(2,536,147)	$10,755,085
2022	$17,664,896	$(14,476,318)	$11,212,164	$(2,899,650)	$(21,123,453)	$(9,622,361)
2021	$19,758,766	$(13,749,937)	$17,037,025	$21,284,393	$13,460,350	$57,790,597
2020	$19,755,188	$(12,266,366)	$21,771,568	$29,451,441	$19,608,794	$78,320,625

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Average Non-CEO NEOs SCT Total to CAP:

		Adjustments related to equity awards				Adjustments related to pension plans
		Deductions	Additions			Deductions	Additions
Fiscal year	Average SCT total for Non-CEO NEOs	Average SCT total for value of “Stock awards” to Non-CEO NEOs	Year-end fair value of outstanding equity awards granted in covered year	Increase/ (decrease) in fair value during covered year of outstanding equity awards granted in prior years	Increase/ (decrease) in fair value of equity awards from prior year-end that vested during the covered year	Average SCT value of “Change in pension value” for Non-CEO NEOs	Service cost for services for covered year	CAP to Non-CEO NEOs
2023	$5,314,812	$(3,667,147)	$3,240,891	$(1,023,467)	$(529,126)	$(14,043)	$6,317	$3,328,237
2022	$4,809,406	$(3,528,682)	$2,733,434	$(625,473)	$(5,639,385)	$(7,580)	$6,935	$(2,251,345)
2021	$5,783,188	$(3,385,905)	$4,195,849	$6,220,324	$3,619,803	$(3,432)	$7,916	$16,437,743
2020	$6,383,094	$(3,276,296)	$5,815,525	$9,513,722	$5,599,412	$(71,031)	$10,305	$23,974,731

(3)	Target Total Shareholder Return (“TSR”) and retail peer group TSR assume a respective investment of $100 on February 1, 2020, and reinvestment of all dividends. Additionally, the retail peer group is weighted by the market capitalization of each component company. The retail peer group consists of 20 companies (Albertsons Companies, Inc., Amazon.com, Inc., Best Buy Co., Inc., BJ’s Wholesale Holdings, Inc., Costco Wholesale Corporation, CVS Health Corporation, Dollar General Corporation, Dollar Tree, Inc., The Gap, Inc., The Home Depot, Inc., Kohl’s Corporation, The Kroger Co., Lowe’s Companies, Inc., Macy’s, Inc., Nordstrom, Inc., Rite Aid Corporation, Ross Stores, Inc., The TJX Companies, Inc., Walgreens Boots Alliance, Inc., and Walmart Inc.). It is consistent with the retail peer group described in our CD&A, excluding Publix Super Markets, Inc., which is not quoted on a public stock exchange.
(4)	Target updated its peer group for use in Fiscal 2023. The previous peer group was consistent with the retail peer group described in footnote 3 with the exception of BJ’s Wholesale, which was added as a retail peer in Fiscal 2023 as they reached $15 billion in core retail operations. The 2023 TSR of the previous peer group is $168.69.
(5)	Fiscal 2023 consisted of 53 weeks, compared with 52 weeks in Fiscal 2020, Fiscal 2021, and Fiscal 2022.

Performance measures

Included below are the most important metrics that influenced CAP in Fiscal 2023. These metrics are further detailed under our Short-term Incentives and Long-term Incentives sections in the CD&A.

Performance measures
Sales
Incentive Operating Income
ROIC
EPS growth
Relative TSR

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Description of relationships

Target’s four-year cumulative TSR compared to our company-selected retail peer group is presented below, representing the value of an initial fixed $100 investment. The base period for the cumulative periods was February 1, 2020.

The relationship between the CAP amounts for our CEO and the average of the Non-CEO NEOs to Target TSR, Sales, and Net Income are presented below.

•	The majority of compensation is provided in the form of long-term incentives, which are tied directly to stock price and, as explained in the CD&A, are directly tied to our relative performance compared to the retail peer group. As a result, in each year shown, CAP amounts are most significantly influenced by changes in the value of equity incentives.
•	Sales was chosen as the company selected measure because it is important in measuring the overall financial health of a retailer. It is also prominent in our STIP design and our PSU design.
•	We believe that over time our ability to generate profitable Sales growth with efficient use of capital will drive TSR.

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Please see page 41 of the CD&A for a description of our pay for performance philosophy and how our executive compensation programs are aligned with our performance and the creation of shareholder value.

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Equity compensation plan information

The following table provides information about our common stock that may be issued under all of our stock-based compensation plans in effect as of February 3, 2024.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights as of February 3, 2024		Weighted-average exercise price of outstanding options, warrants and rights as of February 3, 2024	Number of securities remaining available for future issuance under equity compensation plans as of February 3, 2024 (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	5,345,367	(1)	$55.60	29,426,691
Equity compensation plans not approved by security holders	0			0
Total	5,345,367		$55.60	29,426,691
(1)	This amount includes 5,290,229 PSU, PBRSU, and RSU shares potentially issuable upon settlement of PSUs, PBRSUs, and RSUs issued under our Long-Term Incentive Plan, Amended and Restated 2011 Long-Term Incentive Plan, and 2020 Long-Term Incentive Plan which reflects the maximum number of shares issuable for those securities subject to performance-based metrics assuming the maximum performance measures are achieved. The actual number of PSU shares to be issued depends on our financial performance over a period of time and the actual number of PBRSU shares to be issued depends on our TSR over a period of time. PSUs, PBRSUs, and RSUs have been excluded from the weighted average exercise price calculation in column (b) because they do not have an exercise price.

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Management proposals

Item two     Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm

Item of business	Board recommendation	Voting approval standard
Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm.	The Board recommends that shareholders vote FOR this item.	Majority of shares present and entitled to vote.(1) Abstentions have the effect of a vote “Against” in calculating the required vote. There are no broker non-votes for this item.

(1)	This amount must be at least a majority of the minimum number of shares entitled to vote that would constitute a quorum. “Shares present” includes shares represented in person or by proxy at the 2024 Annual Meeting.

For additional details about the Board recommendation and voting standards, please see Question 10 “What items are being voted upon, how does the Board recommend that I vote, and what are the standards for determining whether any item has been approved?” on page 88.

The Audit & Risk Committee is directly responsible for the appointment, compensation, retention, and oversight of the independent registered public accounting firm retained to audit our financial statements. The Audit & Risk Committee appointed Ernst & Young LLP as the independent registered public accounting firm for Target and its subsidiaries for the fiscal year ending February 1, 2025. Ernst & Young LLP has been retained in that capacity since 1931. In the process of carrying out its duties and determining the registered public accounting firm’s independence, our Audit & Risk Committee:

•	reviews all non-audit services and engagements provided by Ernst & Young LLP, specifically with regard to the impact on the firm’s independence;
•	conducts an annual assessment of Ernst & Young LLP’s qualifications, service quality, sufficiency of resources, quality of communications, independence, working relationship with our management, objectivity, and professional skepticism;
•	conducts regular private meetings separately with each of Ernst & Young LLP and our management;
•	interviews and approves the selection of Ernst & Young LLP’s new lead engagement partner with each rotation, which occurs every five years;
•	at least annually obtains and reviews a report from Ernst & Young LLP describing all relationships between the independent auditor and Target; and
•	periodically considers whether the independent registered public accounting firm should be rotated and the advisability and potential impact of selecting a different independent registered public accounting firm.

The members of the Audit & Risk Committee believe that the continued retention of Ernst & Young LLP to serve as our independent registered public accounting firm is in the best interests of Target and its shareholders.

As a good corporate governance practice, the Board is seeking shareholder ratification of the appointment of Ernst & Young LLP even though ratification is not legally required. Proxies solicited by the Board will, unless otherwise directed, be voted to ratify the appointment by the Audit & Risk Committee of Ernst & Young LLP as the independent registered public accounting firm for Target and its subsidiaries for the fiscal year ending February 1, 2025.

A representative from Ernst & Young LLP will attend the 2024 Annual Meeting, have the opportunity to make a statement if the representative desires, and be available to respond to appropriate questions during the 2024 Annual Meeting.

The Board recommends that shareholders vote For the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm.

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Audit and non-audit fees

The following table presents fees for professional services performed by Ernst & Young LLP for the annual audit of our consolidated financial statements for Fiscal 2023 and Fiscal 2022, the review of our interim consolidated financial statements for each quarter in Fiscal 2023 and Fiscal 2022, and for audit-related, tax, and all other services performed in Fiscal 2023 and Fiscal 2022:

	Fiscal year-end
	February 3, 2024	January 28, 2023
Audit fees(1)	$5,715,000	$5,934,000
Audit-related fees(2)	611,000	583,000
Tax fees:
Compliance(3)	622,000	491,000
Planning & advice(4)	376,000	920,000
All other fees	--	--
Total	$7,324,000	$7,928,000
(1)	Includes annual integrated audit, statutory audits of certain foreign subsidiaries, consents for securities offerings and registration statements, accounting consultations, and other agreed-upon procedures.
(2)	Includes benefit plan audits, accounting consultations, and other attestation services.
(3)	Includes tax return preparation and other tax compliance services, including tax methods analysis and support.
(4)	Includes tax-planning advice and assistance with tax audits and appeals.

The Audit & Risk Committee’s current practice requires pre-approval of all audit services and permissible non-audit services to be provided by the independent registered public accounting firm. The Audit & Risk Committee reviews each non-audit service to be provided and assesses the impact of the service on the firm’s independence. In addition, the Audit & Risk Committee has delegated authority to grant certain pre-approvals to the Audit & Risk Committee Chair. Pre-approvals granted by the Audit & Risk Committee Chair are reported to the full Audit & Risk Committee at its next regularly scheduled meeting.

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Report of the Audit & Risk Committee

The role of the Audit & Risk Committee is to assist the Board in fulfilling its responsibility to oversee Target’s financial reporting process. Management has primary responsibility for our consolidated financial statements and reporting process, including our systems of internal controls. Target’s independent registered public accounting firm, Ernst & Young LLP, is responsible for expressing an opinion on the conformity of our consolidated financial statements with accounting principles generally accepted in the United States. In addition, the independent registered public accounting firm will express its opinion on the effectiveness of our internal control over financial reporting.

A copy of the Audit & Risk Committee Charter, which has been adopted by our Board and further describes the role of the Audit & Risk Committee in overseeing our financial reporting process, is available online at corporate.target.com/sustainability-governance/
governance-and-reporting/corporate-governance/board-committees-charters. The Board determined that all members of the Audit & Risk Committee satisfy the applicable audit committee independence requirements of the NYSE and the SEC, and that Mr. Edwards, Mr. Abney, Ms. Boudreaux, Mr. Rice, and Mr. Stockton have each acquired the attributes necessary to qualify them as “audit committee financial experts” as defined by applicable SEC rules.

In performing its functions, the Audit & Risk Committee:

•	met with Ernst & Young LLP, with and without management present, to discuss the overall scope and plans for their respective audits, the results of their examinations, and their evaluations of Target’s internal controls;
•	reviewed and discussed with management the audited financial statements included in our 2023 Annual Report;
•	discussed with Ernst & Young LLP the matters required to be discussed by the applicable requirements of the PCAOB and the SEC; and
•	received from Ernst & Young LLP the written disclosures and the representations required by PCAOB standards regarding Ernst & Young LLP’s independence, and discussed with them matters relating to their independence.

Based on the review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit & Risk Committee referred to above and in the Audit & Risk Committee Charter, the Audit & Risk Committee recommended to the Board, and the Board approved, that the audited financial statements be included in the 2023 Annual Report.

Audit & Risk Committee

Robert L. Edwards, Chair
David P. Abney
Gail K. Boudreaux
Grace Puma
Derica W. Rice
Dmitri L. Stockton

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Item three   Advisory approval of executive compensation (Say on Pay)

Item of business	Board recommendation	Voting approval standard
Advisory approval of executive compensation.	The Board recommends that shareholders vote FOR this item.	More votes “For” than “Against.” Abstentions and broker non-votes have no effect in calculating the required vote.

For additional details about the Board recommendation and voting standards, please see Question 10 “What items are being voted upon, how does the Board recommend that I vote, and what are the standards for determining whether any item has been approved?” on page 88.

Consistent with the views expressed by shareholders at the 2023 Annual Meeting, the Board has determined to seek an annual non-binding advisory vote from shareholders to approve the executive compensation as disclosed in the CD&A, tabular disclosures, and related narrative in the 2024 Proxy Statement.

Our compensation programs are structured to align the interests of our NEOs with the interests of our shareholders. They are designed to attract, retain, and motivate a premier management team to sustain our distinctive brand and its competitive advantage in the marketplace, and to provide a framework that encourages outstanding financial results and shareholder returns over the long term. Shareholders are urged to read the CD&A, which discusses in-depth how our executive compensation programs are aligned with our performance and the creation of shareholder value.

At the 2023 Annual Meeting, 94.1% of shareholder votes were cast in support of our executive compensation program for our Say on Pay proposal.

The Board recommends that shareholders vote For approval of the following non-binding resolution:
“Resolved, that the shareholders approve the compensation awarded to the NEOs, as described in the CD&A, tabular disclosures, and other narrative executive compensation disclosures in the 2024 Proxy Statement.”

Effect of item

The Say on Pay resolution is non-binding. The approval or disapproval of this item by shareholders will not require the Board or the Compensation & Human Capital Management Committee to take any action regarding Target’s executive compensation practices. The final decision on the compensation and benefits of our NEOs and on whether, and if so, how, to address shareholder disapproval remains with the Board and the Compensation & Human Capital Management Committee.

The Board believes that the Compensation & Human Capital Management Committee is in the best position to consider the extensive information and factors necessary to make independent, objective, and competitive compensation recommendations and decisions that are in the best interests of Target and its shareholders.

The Board values the opinions of Target’s shareholders as expressed through their votes and other communications. Although the resolution is non-binding, the Board will carefully consider the outcome of the advisory vote on executive compensation and shareholder opinions received from other communications when making future compensation decisions. In the past, we have made changes to our executive compensation programs in response to shareholder feedback.

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Shareholder proposals

We regularly engage in outreach efforts with our shareholders, both large and small, and other stakeholders relating to our business, compensation practices, and sustainability and governance matters. These engagements help us to better understand our stakeholders’ priorities and perspectives on a variety of issues, while also offering us an opportunity to describe our strategies and practices and the significance of those matters in the context of the scope and nature of our business and operations.

We often receive shareholder proposals relating to sustainability and governance matters. Those proposals typically request that we prepare a report, take steps to alter our governing documents, adopt a policy, or take some other action on a particular issue. In many cases, we agree with the shareholder that the particular issue is important, but believe we have already implemented policies and practices that address the underlying concerns for that issue in a manner more specifically and effectively tailored to our business than the proposal requests.

We provide robust reporting in our annual proxy statements and Sustainability and Governance Report on the sustainability matters that we believe are most important to our business and operations. As a result, we generally oppose those types of shareholder proposals because they typically do not reflect the actions we are already taking to address the issues, how we have prioritized those issues, or the scope and nature of our business operations. Where a shareholder proposal receives significant support, the Board responds through shareholder engagement, disclosure, or other means by either making the proposed changes or explaining why the actions were not taken.

The following proposals were submitted by shareholders to be voted on at the 2024 Annual Meeting, if properly presented at the meeting. Target is not responsible for the content of the “Shareholder’s proposal and supporting statement” section of each of the proposals, which, other than minor formatting changes, are reproduced as submitted by the shareholders.

Item four    Shareholder proposal to adopt a policy for an independent board chair

Item of business	Board recommendation	Voting approval standard
Shareholder proposal to adopt a policy for an independent board chair.	The Board recommends that shareholders vote AGAINST this item.	Majority of shares present and entitled to vote.(1) Abstentions have the effect of a vote “Against” and broker non-votes generally have no effect(2) in calculating the required vote.

(1)	This amount must be at least a majority of the minimum number of shares entitled to vote that would constitute a quorum. “Shares present” includes shares represented in person or by proxy at the 2024 Annual Meeting.
(2)	If quorum cannot be established without including broker non-votes, then those broker non-votes required to establish a minimum quorum will have the same effect as votes “Against.”

For additional details about the Board recommendation and voting standards, please see Question 10 “What items are being voted upon, how does the Board recommend that I vote, and what are the standards for determining whether any item has been approved?” on page 88.

The Accountability Board, Inc., 401 Edgewater Place, Suite 600, Wakefield, MA 01880, which held at least $25,000 in market value of shares of Target common stock on October 18, 2023, intends to submit the following proposal to shareholders at the 2024 Annual Meeting:

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Shareholder’s proposal and supporting statement

RESOLVED: Shareholders ask the Board to adopt a policy, and amend the bylaws as necessary, to require the Board Chair to be an independent director. The policy may provide that (i) if a Chair at any time ceases to be independent, the Board shall replace the Chair with a new, independent, Chair, (ii) compliance with this policy is waived if no independent director is available and willing to serve as Chair, and, (iii) that the policy shall apply prospectively so as not to violate any contractual obligation existing at its adoption.

SUPPORTING STATEMENT:

Dear fellow shareholders,

In 2014, Brian Cornell joined Target to serve as both the company’s CEO and its Board Chair. The very next year, in 2015, a shareholder proposal asked for Board Chair independence policy—and it won nearly 40% of the vote.

Now, we ask shareholders to again consider such a policy.

Indeed, having a combined CEO/Chair structure can weaken a corporation’s governance and harm shareholder value. As such, it has been increasingly falling out of practice.

In fact, according to the Spencer Stuart 2022 Board Index, a majority of S&P 500 boards no longer have a combined Chair/CEO, placing Target in the minority in this regard.

The shift toward board Chair independence makes sense, considering that management’s most important role is to effectively run the company and the board’s is to effectively provide oversight of management, so a lack of checks and balances may arise when the board is chaired by executive management.

“The chair of the board should ideally be an independent director,” reports Institutional Shareholder Services (ISS), “to help provide appropriate counterbalance to executive management.”

And reports Glass Lewis: “Glass Lewis’ view is that shareholders are better served when the board is led by an independent chair, a role which we believe is better able to oversee the executives of the Company and set a pro-shareholder agenda without the management conflicts that exist when a CEO or other executive also serves as chair. This, in turn, leads to a more proactive and effective board of directors.”

Glass Lewis further found that empirical evidence suggests that firms with independent board chairs outperform companies with non-independent directors, and companies with non-independent directors “tend to follow fewer positive corporate governance practices.”

“We believe that the presence of an independent chair fosters the creation of a thoughtful and dynamic board not dominated by the views of senior management,” concludes Glass Lewis.

We agree—and think that to modernize the company’s corporate governance structure moving forward, it ought to be chaired by an independent director. Thank you.

Contact: TGT@TABholdings.org

Position of the Board of Directors

The Board has considered this proposal and believes that its adoption is not in the best interests of Target or its shareholders.

The Board believes that any decision to maintain a combined Chair of the Board and CEO role or to separate these roles should be based on Target’s specific circumstances, the independence and capabilities of its directors, and the leadership provided by its CEO. The Board does not believe that separating the roles of Chair of the Board and CEO should be mandated or that such a separation would, by itself, deliver additional benefit for shareholders.

The Board has a fiduciary duty to act as it believes to be in the best interests of Target and its shareholders. To meet that duty, the Board believes it is important to maintain the flexibility to determine which Board leadership structure best serves those interests as Target’s needs and circumstances evolve. The proposal’s offer to prospectively apply the mandatory independent Chair policy ignores the importance of maintaining that flexibility. By mandating a prescribed and permanent Board leadership structure in the future, the proposal unnecessarily limits the Board’s options in recruiting a successor CEO and applying the leadership structure it believes is in the best interests of Target’s shareholders at that time and when contemplating any other future leadership changes.

The Board believes that its current leadership structure and governance practices provide effective, independent oversight without mandating a predetermined Board leadership structure:

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•	Requirements for Independent Board Leadership.
•	Lead Independent Director. Whenever the Chair of the Board and CEO roles are combined as they are currently, Target’s Bylaws and Corporate Governance Guidelines require a Lead Independent Director to complement the Chair of the Board’s role and to serve as the principal liaison between the independent directors and the CEO.
•	Annual Elections of Leadership Roles by Independent Directors. Target’s Corporate Governance Guidelines require that both the Chair of the Board and the Lead Independent Director be elected annually by the independent directors.
•	Robust Lead Independent Director Responsibilities. The Lead Independent Director role provides effective, independent leadership through its clearly defined and robust set of roles and responsibilities described in detail on page 10
•	Reevaluation of Leadership Structure. The Board reevaluates its leadership structure at least annually as part of the Board evaluation process described under “Board and Committee evaluations” on page 10, through its annual elections of the Chair of the Board and Lead Independent Director, and at the time of any leadership changes. In addition, Target’s Corporate Governance Guidelines provide that, as a guideline, the Lead Independent Director should serve in that capacity for no more than four to six years.
•	Executive Sessions of Independent Directors. Independent directors meet frequently in executive sessions that are presided over by the Lead Independent Director with no members of management present. Independent directors use these executive sessions to discuss matters of concern as well as any matter they deem appropriate, including evaluation of the CEO and other senior management, management succession planning, matters to be included on Board agendas, Board informational needs, and Board effectiveness. In addition, the Lead Independent Director regularly connects with each independent director individually throughout the year to obtain their feedback related to their Board service.
•	Independent Committee Chairs & Members. The Committee Chairs—and all members—of the Board’s Committees are independent directors. These Committee Chairs determine the agenda of topics to be discussed and materials to be evaluated in the areas covered by their respective committee charters, and provide additional independent leadership to complement the Lead Independent Director.

During the most recent evaluation process and annual elections, the Board determined that the current leadership structure of having a combined Chair of the Board and CEO role structure with a Lead Independent Director best serves Target’s current needs and circumstances, and the independent members of the Board unanimously re-elected Mr. Cornell to serve as both Chair and CEO and Ms. Lozano to serve as a Lead Independent Director. As described in more detail on page 10, the structure:

•	Enhances strategy development and oversight;
•	Preserves leadership by independent directors;
•	Promotes timely communications and enhances Board efficiency and effectiveness; and
•	Has functioned effectively.

This proposal has been consistently defeated when presented to Target’s shareholders in the past:

	Year
	2023	2018	2015	2014	2013
Support Level	32.1%	28.2%	37.7%	45.8%	37.3%

Through shareholder engagement meetings since the most recent vote, we have continued to find that, although shareholders express different views on their preferred leadership structure, there is no prevailing theme on a preferred structure for Target. The Board is committed to continuing to seek shareholder feedback on its approach as part of its ongoing shareholder outreach efforts and will continue to reassess its Board leadership structure on a regular basis. Although the proposal suggests that Target is in the minority because “according to the Spencer Stuart 2022 Board Index, a majority of S&P 500 boards no longer have a combined Chair/CEO”, in fact, no single leadership structure has been adopted as a majority practice. Specifically, under the more recent Spencer Stuart 2023 Board Index, 39% of S&P 500 companies have an independent chair, while 41% of S&P 500 companies have a combined Chair/CEO structure, making Target’s current practice more common than the independent chair structure the proposal seeks to mandate.

Shareholders have expressed strong support for Target’s current Lead Independent Director, Monica Lozano, who has averaged 98.6% voting support since she joined Target’s Board in 2016. In addition, she has been elected by the other independent directors to serve as Lead Independent Director in each of the last three years. See page 29 for more information about her background and qualifications, which includes senior leadership and experience in a variety of substantive areas developed over her more than 40 years of service with different companies, including ImpreMedia, LLC, in the news, information, and media industry and a variety of non-profit boards and advisory groups. In addition, her experience on other public company boards, including her current service on the Apple Inc. and Bank of America Corporation boards and prior service on The Walt Disney Company and Tenet Healthcare Corporation boards, has enhanced her skills and strengthens the Board’s collective oversight capability.

The Board takes a thoughtful approach that maintains the flexibility to determine which leadership structure best serves the interests of Target and its shareholders as Target’s needs and circumstances evolve. The Board has adopted governance practices that foster strong, independent leadership whenever the Chair of the Board and CEO roles are combined and has disclosed why it believes the current structure best serves Target’s current needs and circumstances. For those reasons, the Board believes that this proposal is not in the best interests of Target or its shareholders.

The Board recommends that shareholders vote Against the shareholder proposal to adopt a policy for an independent board chair.

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Item five   Shareholder proposal requesting animal pain management reporting

Item of business	Board recommendation	Voting approval standard
Shareholder proposal requesting animal pain management reporting.	The Board recommends that shareholders vote AGAINST this item.	Majority of shares present and entitled to vote.(1) Abstentions have the effect of a vote “Against” and broker non-votes generally have no effect(2) in calculating the required vote.

(1)	This amount must be at least a majority of the minimum number of shares entitled to vote that would constitute a quorum. “Shares present” includes shares represented in person or by proxy at the 2024 Annual Meeting.
(2)	If quorum cannot be established without including broker non-votes, then those broker non-votes required to establish a minimum quorum will have the same effect as votes “Against.”

For additional details about the Board recommendation and voting standards, please see Question 10 “What items are being voted upon, how does the Board recommend that I vote, and what are the standards for determining whether any item has been approved?” on page 88.

The Humane Society of the United States, 1255 23rd St. NW, Suite 450, Washington, DC 20037, which held at least $2,000 in market value of shares of Target common stock on November 16, 2023, intends to submit the following proposal to shareholders at the 2024 Annual Meeting:

Shareholder’s proposal and supporting statement

RESOLVED: Shareholders ask Target to disclose its progress implementing its “Pain Management” commitment for animals in its food supply. This should be done by disclosing each painful procedure, the percent of its supply chain free of that procedure, and, for the remainder, the percent where animals are provided pain management.

SUPPORTING STATEMENT:

This proposal simply seeks transparency about Target’s progress implementing one of its sourcing commitments.

Here’s the background:

In 2016, Target released a “Food Animal Welfare Policy” saying “every animal deserves” certain freedoms for their entire lives—including freedom from pain, injury, fear and distress. And later, Target issued a specific “Pain Management” section addressing the fact that animals in the food supply often endure having their tails, genitals, horns, teeth and other body parts mutilated without pain relief.

“We ask all suppliers of meat, deli and dairy products to find and implement alternative solutions to painful procedures (for example, tail docking, de-horning and castration) where possible,” Target says. “We [also] ask that pain management be used during the transition period of eliminating painful procedures.”

In other words: animals deserve to be free from pain, suppliers should eliminate painful procedures, and, in the meantime, they should provide pain management for animals.

Those are certainly laudable goals, but since Target has never reported any compliance, shareholders have no way of knowing what progress (if any) has been made.

In addition to the substantial ethical implications, animal welfare has long been recognized to be a material issue.

For example, Citigroup has called “concerns over animal cruelty” a “headline risk” imperiling food companies. The World Bank’s International Finance Corporation has reported that “In the case of animal welfare, failure to keep pace...could put companies and their investors at a competitive disadvantage.” And Walmart found 77% of shoppers would increase their trust in a retailer practicing humane treatment.

Moreover, animal welfare transparency is specifically important.

The 2023 “Transparency Trends” report from FMI (an industry trade group with a Target SVP on the Board) found that it’s “extremely important” to the vast majority of shoppers “that brands... are transparent,” with 74% saying that specifically means providing “values-based information such as animal welfare.”

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And a 2023 Merck study found that for 66% of consumers, both “transparency in animal proteins” and “animal care/treatment” itself are “extremely or very important.”

Further, Target cautions (in recent 10-Ks) that “Any failure, or perceived failure, by us to achieve” ESG goals could “negatively impact our results of operations and financial condition.” But in this case, shareholders are in the dark as to Target’s progress achieving one of its goals. Adoption of this proposal would change that.

Position of the Board of Directors

The Board has considered this proposal and believes that its adoption is not in the best interests of Target or its shareholders.

Target provides transparency about its animal welfare initiatives.

The reporting contemplated in the proposal is unnecessary because Target already provides information on its animal welfare initiatives, including animal pain management, on Target’s website at corporate.target.com/sustainability-governance/responsible-supply-chains/animal-welfare and in its annual Sustainability and Governance Report, in a similar level of detail as industry peers.

Target’s current animal welfare and supply chain commitments are robust.

Target is committed to following practices that support the welfare of animals sourced for food and non-food products. With respect to animal pain management, Target’s approach is grounded in the Farm Animal Welfare Committee’s industry-standard Five Freedoms, a widely accepted framework used as the basis for animal welfare across many professional and industry groups. Specifically, the Five Freedoms is grounded in the belief that every animal over the course of their entire lifetime shall be: free from hunger and thirst; free from discomfort; free of pain, injury, or disease; free to express normal behavior; and free from fear and distress.

In furtherance of its animal welfare initiatives, Target expects its suppliers to maintain written policies detailing best practices for each area relevant to their products. Target provides training on animal welfare topics for internal teams responsible for buying or sourcing animal products, and expects all Target suppliers to provide adequate training to all individuals involved with the direct handling of animals throughout Target’s supply chain. Target has also recently engaged a third-party expert consultant to assess its current animal welfare initiatives and recommend additional practices to further its programs.

Throughout its supply chain Target holds itself to the highest ethical standards and requires business partners to do the same. Target’s responsible sourcing and sustainability teams provide supply chain oversight and remediation, integrate responsible sourcing practices into its business operations, and consistently seek-out innovative solutions to advance performance beyond compliance. Target regularly evaluates the way it does business with its suppliers and collaborates with them on practices and processes that are in alignment with Target standards.

Target will continue to focus its resources on existing animal welfare initiatives, which have been developed to align with Target’s business and sustainability goals.

Target’s shareholders, guests, and other stakeholders are better served with Target’s continued focus on the initiatives and reporting it already has in place to address animal pain management and animal welfare in its supply chain rather than reallocating resources to produce an onerous report that will not provide meaningful information to shareholders nor meaningful change in supply chain practices. The report requested by the proponent is not common or standard in the retail industry. In fact, the proponent has not produced in response to Target’s requests any example of the type of animal pain management report the proponent is seeking from Target.

If the requested report were undertaken, it would not significantly enhance Target’s existing publicly available information relating to its commitment to animal welfare.  For these reasons, the Board believes that what this proposal is requesting is not in the best interests of Target or its shareholders.

The Board recommends that shareholders vote Against the shareholder proposal requesting animal pain management reporting.

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Item six    Shareholder proposal to establish wage policies

Item of business	Board recommendation	Voting approval standard
Shareholder proposal to establish wage policies.	The Board recommends that shareholders vote AGAINST this item.	Majority of shares present and entitled to vote.(1) Abstentions have the effect of a vote “Against” and broker non-votes generally have no effect(2) in calculating the required vote.

(1)	This amount must be at least a majority of the minimum number of shares entitled to vote that would constitute a quorum. “Shares present” includes shares represented in person or by proxy at the 2024 Annual Meeting.
(2)	If quorum cannot be established without including broker non-votes, then those broker non-votes required to establish a minimum quorum will have the same effect as votes “Against.”

For additional details about the Board recommendation and voting standards, please see Question 10 “What items are being voted upon, how does the Board recommend that I vote, and what are the standards for determining whether any item has been approved?” on page 88.

The Shareholder Commons, on behalf of Legal & General Investment Management America, Inc., 71 South Wacker Drive, Suite 800, Chicago, IL 60606, which held at least $25,000 in market value of shares of Target common stock on December 20, 2023, intends to submit the following proposal to shareholders at the 2024 Annual Meeting:

Shareholder’s proposal and supporting statement

Item 6: Set compensation policy that optimizes portfolio value for Company shareholders

BE IT RESOLVED, shareholders ask that the board and management exercise their discretion to establish Company wage policies that are consistent with fiduciary duties and reasonably designed to provide workers with the minimum earnings necessary to meet a family’s basic needs, because Company compensation practices that fail to provide a living wage are harmful to the economy and therefore to the returns of diversified shareholders.1

Supporting Statement:

Target increased its minimum hourly wage to $15 in 2020, and announced a new “starting wage range” of $15-$24 in 2022.2 While that is good progress, the living wage in 2022 was $25.02 per hour per worker annually for a family of four (two working adults).3 The highest wages in Target’s range are reportedly reserved for high-cost markets such as New York City,4 but the living wage there was $30.79 in 2022. Target’s CEO, meanwhile, makes 680 times more than the Company’s median employee. While people of color compose 54 percent of Target’s U.S. workforce, they account for only 29 percent of leadership team roles,5 indicating they make up a disproportionate number of employees not earning a living wage.

Such inequality and disparity harm the entire economy. For example, closing the living wage gap worldwide could generate an additional $4.56 trillion annually through increased productivity and spending,6 translating to a more than 4 percent increase in annual GDP. A 2020 report found that had four key racial gaps for Black Americans—wages, education, housing, and investment—been closed in 2000, $16 trillion could have been added to the U.S. economy. Closing those gaps in 2020 could have added $5 trillion to the U.S. economy over the ensuing five years.7

By paying so many of its employees below a living wage, Target may believe it will increase margins and thus financial performance. But gain in Company profit that comes at the expense of society and the economy is a bad trade for Company shareholders who are diversified and rely on broad economic growth to achieve their financial objectives. The costs and risks created by low wages and inequality will directly reduce long-term diversified portfolio returns because a drag on GDP directly reduces returns on diversified portfolios.8

This proposal asks the Board to set a Company compensation policy of paying a living wage to prevent contributing to inequality and racial/gender disparity. Target could achieve this Proposal’s objective by securing Living Wage for US Employer certification.9 Additionally, MIT has an online living wage calculator, or Target can work within frameworks promulgated by organizations such as IDH Sustainable Trade Initiative or The Living Wage Network.

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Target should use such frameworks in a manner that allows shareholders to gauge compliance and progress, while providing Target with discretion as to how to achieve the living-wage goal.

1	https://theshareholdercommons.com/case-studies/labor-and-inequality-case-study/
2	https://corporate.target.com/press/release/2022/02/target-to-set-new-starting-wage-range-and-expand-a
3	https://livingwage.mit.edu/articles/103-new-data-posted-2023-living-wage-calculator
4	https://www.acorns.com/learn/earning/target-minimum-wage-increase/ #:~:text=Workers%20at%20Target%20could%20start,competitive%20markets%20like%20New%20York.
5	https://corporate.walmart.com/purpose/belonging-diversity-equity-inclusion/belonging-diversity-equity-and-inclusion-report
6	https://tacklinginequality.org/files/introduction.pdf
7	https://ir.citi.com/%2FPRxPvgNWu319AU1ajGf%2BsKbjJjBJSaTOSdw2DF4xynPwFB8a2jV1FaA3Idy7vY59bOtN2lxVQM=
8	https://www.epi.org/publication/secular-stagnation/
9	https://livingwageforus.org/becoming-certified/

Please vote for: Set compensation policy that optimizes portfolio value for Company shareholders — Item 6

Position of the Board of Directors

The Board has considered this proposal and does not believe it is in the best interests of Target or its shareholders.

Target has played a leadership role in advancing wages.

•	In 2017, Target announced that it would raise starting wages to $15 per hour, an industry-leading milestone Target achieved nearly three years ago.
•	In 2022, Target announced a new starting wage range of $15 to $24, depending on the job and the local market, to competitively position Target as a wage leader in every market where it operates.
•	Target’s total compensation is competitive with other large companies and leading in retail.
•	Team Members have the chance to increase their wages annually through Target’s review process as well as by pursuing advancement opportunities.

Target offers a comprehensive benefits package to support its well-being strategy, considering mental, physical, and financial well-being. Highlights include:

•	Expanded, faster benefits access: In 2022, Target announced that hourly store Team Members who work a minimum average of 25 hours a week are eligible to enroll in a Target medical plan, which made about 20% of Target’s team newly eligible for comprehensive health care benefits. Target also reduced the eligibility waiting periods for new Team Members to enroll in its health care and 401(k) plans.
•	In 2023, Target also expanded its sick leave policy to give hourly and salaried Team Members, including eligible part-time employees, more flexibility to care for their families.
•	Target conducts annual and periodic pulse surveys, focus groups, and value studies to gather Team Member feedback and insights to gauge if Target is meeting the diverse needs of its Team Members across different career and life stages.
•	Access to more stable work schedules for hourly Team Members to accommodate their desired hours.
•	Access to health care for all Team Members via no-cost virtual doctor visits and mental health counseling, as well as online resources to support mental, emotional, and physical well-being.
•	Four weeks of paid family leave after one year of service for family additions or caring for immediate family members with a serious health condition, in addition to our general leave and time off policies.
•	Offer one of the most comprehensive tuition-free education assistance programs in retail to U.S.-based part-time and full-time Team Members to pursue undergraduate and associate degrees.

Target’s pay and benefits are fair and equitable.

Target believes all Team Members should be paid equitably — regardless of gender, race, ethnicity, or other characteristics. Target’s most recent annual pay equity analysis to measure whether Team Members are being paid the same for doing similar work demonstrated that women were paid 100% of the pay for men, and Black communities, Indigenous communities and other communities of color Team Members were paid 100% of the pay for white Team Members.

Target’s shareholders have been supportive of its pay efforts.

•	When Target first announced its industry-leading move to $15 per hour in 2017, Target heard positive feedback from many shareholders that supported the move and understood the value of attracting and retaining a best-in-class workforce.
•	Target similarly received a positive response from shareholders when it announced its new starting wage range of $15 to $24 in 2022, and continues to receive extensive shareholder support for its pay efforts.
•	Target has continued to make investments in its team while maintaining a cost structure that allows Target to compete successfully with other retailers.
•	This proposal seeks to have Target raise its already leading pay practices, which would put Target at a competitive disadvantage.

For these reasons, the Board believes that what this proposal is requesting is not in the best interests of Target or its shareholders.

The Board recommends that shareholders vote Against the shareholder proposal to establish wage policies.

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Item seven Shareholder proposal requesting a political contributions congruency analysis

Item of business	Board recommendation	Voting approval standard
Shareholder proposal requesting a political contributions congruency analysis.	The Board recommends that shareholders vote AGAINST this item.	Majority of shares present and entitled to vote.(1) Abstentions have the effect of a vote “Against” and broker non-votes generally have no effect(2) in calculating the required vote.

(1)	This amount must be at least a majority of the minimum number of shares entitled to vote that would constitute a quorum. “Shares present” includes shares represented in person or by proxy at the 2024 Annual Meeting.
(2)	If quorum cannot be established without including broker non-votes, then those broker non-votes required to establish a minimum quorum will have the same effect as votes “Against.”

For additional details about the Board recommendation and voting standards, please see Question 10 “What items are being voted upon, how does the Board recommend that I vote, and what are the standards for determining whether any item has been approved?” on page 88.

Tara Health Foundation, 47 Kearny Street, San Francisco, CA 94108, which held at least $25,000 in market value of shares of Target common stock on December 29, 2023, intends to submit the following proposal to shareholders at the 2024 Annual Meeting:

Shareholder’s proposal and supporting statement

Political Expenditures Misalignment with Company Values

WHEREAS: Public data collected by OpenSecrets.org show that Target Corporation (“Target,” and “the Company”) and its employee PAC rank in the top 3% of political donors.1

As long-term shareholders of Target, we support transparency and accountability in corporate electoral spending. Informed disclosure is in the best interest of the company and its shareholders. As the Supreme Court recognized in its 2010 Citizens United decision, such transparency “permits citizens and shareholders to react to the speech of corporate entities in a proper way” and “enables the electorate to make informed decisions and give proper weight to different speakers and messages.”

Greater political spending transparency is associated with increased investment levels, both domestic and foreign, and decreased investment volatility.2 Increased institutional investment, increased analyst following, and decreased analyst forecast error and forecast dispersion are all positively correlated with greater transparency.3

Target publicly discloses a policy on corporate political spending and its direct contributions to candidates, parties, and committees. However, we believe this is deficient because Target does not disclose information regarding misalignment between its political spending and the company’s publicly stated values and vision as articulated in its political engagement policy4 and its latest Sustainability and Governance Report.5 Investors are unable to determine if Target is directing its political expenditures in a way that is consistent with company values and interests and mitigates reputation risk.

To minimize values misalignment and reputation and brand risk, Target should establish clear policies and reporting on such misalignment.

RESOLVED: Shareholders request that Board annually report, at reasonable expense, on the Company’s political and electioneering expenditures, identifying, and analyzing any trends indicating incongruence between such expenditures and the Company’s operational and strategic needs and its publicly stated company values and policies. The report should state whether Target has made, or plans to make, changes in contributions or communications as a result of identified incongruencies.

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SUPPORTING STATEMENT: Proponents recommend, at management discretion, that Target include in its analysis metrics that illuminate the degree to which political contributions align with stated values and policy priorities year over year and present such metrics in the aggregate to avoid singling out specific individuals. Proponents further recommend that the report also contain management’s analysis of risks to our company’s brand, reputation, or shareholder value of political spending, including expenditures for electioneering communications, that conflict with publicly stated company values. “Expenditures for electioneering communications” means spending, from the corporate treasury and from its PACs, during the year, directly or through third parties, in printed, internet, or broadcast communications, which are reasonably susceptible to interpretation as being in support of or in opposition to a specific candidate.

1	https://www.opensecrets.org/orgs/target-corp/summary?id=D000000619
2	https://doi.org/10.1016/j.jcorpfin.2018.08.014
3	https://www.sciencedirect.com/science/article/abs/pii/S0929119918301135
4	https://corporate.target.com/sustainability-govemance/operating-ethically/public-policy-civic-engagement/political-engagement
5	https://corporate.target.com/news-features/article/2022/07/esg-report

 Position of the Board of Directors

The Board has considered this proposal and believes that its adoption is not in the best interests of Target or its shareholders.

Constructively engaging in legislative and public policy activity supports Target’s business priorities and creates shareholder value.

As a diversified, multi-national retail business and one of the nation’s largest employers, Target works with policymakers of all political parties to educate them on its business and provide Target’s perspectives on policies that will affect its Team Members, guests, business, and the communities Target serves. While the topics on which Target advocates vary, important issues include taxes, trade, product safety, sustainability, data security, privacy, health care, and workforce issues.

As evidence of Target’s dedication to meaningful transparency and accountability regarding its political contributions, Target has been ranked among companies with very high levels of transparency, earning a “first tier” designation in the 2023 Center for Political Accountability (CPA)-Zicklin Index of Corporate Political Disclosure and Accountability. The CPA-Zicklin Index rates electoral spending transparency and accountability among the largest public corporations in the United States.

Target’s robust governance and oversight process ensures that its policies and practices regarding public policy advocacy and political activities are aligned with Target’s business priorities and corporate values.

A subset of Target’s Leadership Team determines whether to use general corporate funds for political engagement and receives quarterly and full-year reporting on all TargetCitizens PAC disbursements. Because there is not a single candidate or political party that aligns completely with Target or its Team Members on every issue, the decision-making process includes balancing Target’s business interests with other considerations that are important to Target’s Team Members, guests, communities, shareholders, and other stakeholders. Decisions are made without regard for personal political preferences.

The Governance & Sustainability Committee of the Board, composed entirely of independent directors, oversees Target’s process for selecting issues for engagement, lobbying activities, corporate political contributions, and the activities of TargetCitizens PAC. These oversight responsibilities include consideration of both the benefits of and risks posed by these activities.

Transparency and accountability are important and fundamental components of Target’s participation in the political process.

•	All of Target’s federal lobbying reports are publicly available on Target’s website at corporate.target.com/sustainability-governance/operating-ethically/public-policy-civic-engagement/issue-advocacy.
•	Target publicly reports on its federal advocacy activities every three months as required by law with the Secretary of the U.S. Senate and the Clerk of the U.S. House of Representatives.
•	All TargetCitizens PAC contributions, including recipients, amounts, and dates of disbursement, are publicly disclosed on the Federal Election Commission’s website at fec.gov.
•	Target publicly discloses its political contributions that use corporate treasury funds. A list of individual contributions of $5,000 or more, including recipient names and contribution amounts, is updated twice per year and available on Target’s website at corporate.target.com/sustainability-governance/operating-ethically/public-policy-civic-engagement/political-engagement.
•	Target routinely reports the identity of the trade associations and other policy-based organizations in which the company participates, together with the aggregate amount of our financial support. Target expressly requires that its financial contributions to these organizations not be used for making campaign contributions to candidates or to influence the outcome of specific elections or ballot initiatives. Additionally, given the diversity of interests, viewpoints, and broad membership represented by these organizations, Target recognizes that the positions taken by these organizations do not always reflect Target’s views, but Target believes there is still significant benefit in engaging with them to advance issues of common concern.

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Target’s robust disclosures about its political engagement provide more information to shareholders than the summary congruency analysis requested by the proposal. Instead of using a single formula or subjective method to summarize alignment or incongruency between Target’s corporate values and business priorities and Target’s political activities, Target discloses the underlying data and information about its political engagement to allow shareholders to make their own assessments.

Because the report requested by the proponent would divert management attention and resources to produce an annual report that yields no benefit in light of Target’s existing policies, practices, and transparent disclosures, the Board recommends voting against this proposal.

The Board recommends that shareholders vote Against the shareholder proposal requesting a political contributions congruency analysis.

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Item eight Shareholder proposal requesting a report on Target’s partnerships with, charitable contributions to, and other support for certain organizations

Item of business	Board recommendation	Voting approval standard
Shareholder proposal requesting a report on Target’s partnerships with, charitable contributions to, and other support for certain organizations.	The Board recommends that shareholders vote AGAINST this item.	Majority of shares present and entitled to vote.(1) Abstentions have the effect of a vote “Against” and broker non-votes generally have no effect(2) in calculating the required vote.

(1)	This amount must be at least a majority of the minimum number of shares entitled to vote that would constitute a quorum. “Shares present” includes shares represented in person or by proxy at the 2024 Annual Meeting.
(2)	If quorum cannot be established without including broker non-votes, then those broker non-votes required to establish a minimum quorum will have the same effect as votes “Against.”

For additional details about the Board recommendation and voting standards, please see Question 10 “What items are being voted upon, how does the Board recommend that I vote, and what are the standards for determining whether any item has been approved?” on page 88.

National Center for Public Policy Research, 2005 Massachusetts Ave. NW, Washington, DC 20036, which held at least $2,000 in market value of shares of Target common stock on December 22, 2023, intends to submit the following proposal to shareholders at the 2024 Annual Meeting:

Shareholder’s proposal and supporting statement

Financial Sustainability and Risk Report

Supporting Statement:

Recent events made clear that revenue, and therefore shareholder value, drop when companies engage in overtly partisan and divisive activism – especially the sort of LGBTQ activism that is demanded of companies by the Human Rights Campaign (HRC)’s Corporate Equality Index (CEI)1, which seeks to sow gender confusion in children, encourage the permanent genital mutilation of confused teens, effectively eliminate girls’ and women’s sports and bathrooms, and rollback longstanding religious liberties.

Following Bud Light’s embrace of such partisanship, its North American revenue fell $395 million from the year prior,2 roughly 10% of its revenue in the months following its leap into contentious activism.3 Disney stock fell 44% in 2022 – its worst performance in nearly 50 years – amid its decision to put extreme partisan agendas ahead of parental rights.4 And Target is no exception – its market cap fell over $15 billion amid backlash for similar actions.5

Target – which has paid partnerships with HRC6 and similar organizations like GLSEN7 and Out&Equal8 – disastrously engaged in such activism when it aggressively touted radical gender theory in its stores.9 The backlash that ensued hurt sales10 and the stock price11 significantly, which resulted in a $12 billion lawsuit against the Company12 and caused Target to be rated “high risk” on 1792 Exchange’s Corporate Bias Ratings.13

Was this damage to shareholder value a direct result of Target’s

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capitulation to the CEI criteria,14 which requires companies to market to the LGBTQ community in divisive ways? Does Target’s fulfillment of the CEI criteria requiring it to pay for employees’ gender transition surgeries15 open the Company up to liability from future detransitioner lawsuits?16

Target received a perfect score on the CEI from 2013-2022, which can only mean that it is spending shareholder assets to espouse and fund such divisive partisanship. Yet despite Target engaging in its most extreme activism to date, its CEI score in 2023 dropped for the first time in a decade, proving that no amount of Company-destroying activism will satisfy the insatiable appetite of HRC and its allies.

The risks of participating in the CEI must be evaluated and considered by the Company out of its fiduciary duty to serve the interests of shareholders.

Resolved:

Shareholders request that the Board conduct an evaluation and issue a report examining the risks to the financial sustainability and reputation of the Company arising from its partnerships with, charitable contributions to, and other support for divisive social and political organizations and causes – as illustrated particularly by its continued participation in and striving for high scores on the Human Rights Campaign’s Corporate Equality Index. The report, prepared at reasonable cost and excluding proprietary information and disclosure of anything that would constitute an admission of pending litigation, should be publicly disclosed on the Company’s website by the end of 2024.

1	https://www.hrc.org/resources/corporate-equality-index
2	https://www.cnn.com/2023/08/03/business/anheuser-busch-revenue-bud-light-intl-hnk/index.html;
3	https://www.theguardian.com/business/2023/aug/03/bud-light-revenue-sales-anheuser-busch
4	https://www.washingtonexaminer.com/policy/economy/disney-has-lost-50-billion-in-value-since-war-with-florida-began; https://markets.businessinsider.com/news/stocks/disney-stock-price-decline-bob-iger-pandemic-inflation-recession-streaming-2022-12
5	https://www.foxbusiness.com/media/target-market-cap-losses-hit-15-7-billion-share-near-52-week-low-amid-woke-backlash
6	https://www.hrc.org/about/corporate-partners
7	https://www.glsen.org/take-action/corporate-partners
8	https://outandequal.org/oe-partners/#
9	https://nypost.com/2023/05/19/targets-tuck-friendly-swimwear-for-kids-sparks-controversy/
10	https://www.forbes.com/sites/tylerroush/2023/08/16/target-sales-drop-after-negative-reaction-to-pride-month-collection-but-profit-beats-expectations/?sh=51dd8d196054
11	https://www.foxbusiness.com/media/target-market-cap-losses-hit-15-7-billion-share-near-52-week-low-amid-woke-backlash
12	https://aflegal.org/litigation/brian-craig-v-target-corporation-et-al/
13	https://1792exchange.com/company/target/
14	https://reports.hrc.org/corporate-equality-index-2023
15	https://reports.hrc.org/corporate-equality-index-2023#criteria-2-inclusive-benefits
16	https://thehill.com/opinion/4284777-matthews-here-come-the-gender-detransitioner-lawsuits/

Position of the Board of Directors

The Board has considered this proposal and believes that its adoption is not in the best interests of Target or its shareholders.

Target is committed to engaging in sustainable corporate practices.

This proposal asks the Board to evaluate and issue a report examining the risks to Target’s financial sustainability and reputation arising from Target’s partnerships with and charitable contributions to certain social and political organizations and causes. We do not believe that the requested evaluation or report are necessary. At the same time, consistent with the allocation of responsibilities for oversight among the Board and its Committees, and Target’s transparency regarding policies, practices, procedures and reports, Target is committed to engaging in sustainable corporate practices to fortify the long-term health of its business and create long-term value for Target’s shareholders.

In addition, Target is presently involved in litigation on matters related to the themes of the proposal, which the proposal references expressly. The lawsuit seeks a remedy similar to the report requested by the proposal, and Target believes the proponent’s relationship to the parties in the lawsuit influenced the submission of the proposal. Target intends to vigorously defend itself against this action. The Proposal would interfere with Target’s ability to do so.

Target distributes responsibility for oversight of issues impacting its financial sustainability and risk among the Board and its Committees.

Target’s Board oversees its business strategy, top enterprise risks, sustainability and environmental, social, and governance, reputation management, and more. Importantly, as the Board discharges its fiduciary duties through the Board and Committee oversight described above, the Minnesota Business Corporation Act expressly allows directors, when considering the best interest of the company, to consider the interests of multiple constituencies, including employees, customers, suppliers, and creditors, as well as the economy of the state and nation, community and societal considerations, and the long-term as well as short-term interests of the corporation and its shareholders. Further, the Board believes that considering the interests of multiple constituencies, when considering the best interest of Target, is in the long-term interest of Target and its shareholders.

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In addition, the Governance & Sustainability Committee plays an active role in evaluating our actions related to social and political engagements. This committee has the specific authority to oversee Target’s overall approach to environmental, social, and governance, corporate responsibility, public policy advocacy, and political activities. As provided in the Committee’s charter, this responsibility includes overseeing the process for selecting issues for engagement, lobbying activities, and political contributions with corporate funds.

The Infrastructure & Finance Committee also reviews the plans and strategies surrounding transactions such as partnership arrangements and, together with management and the Board, assesses potential financial risks posed by such transactions. Further, the Audit and Risk Committee conducts ongoing assessments of Target’s overall risk identification, management, and mitigation processes.

Target has an established and reputable history of reporting on its corporate responsibility and sustainability efforts.

Target began sharing its corporate responsibility efforts in 1969 with the publishing of its first Community Involvement Report. On an annual basis, Target releases a report detailing some of its corporate responsibility activities and outlining its goals and progress toward meeting the evolving needs of its guests and driving growth and value for Target and its shareholders. Archived copies of recent reports are available on Target’s website at corporate.target.com/sustainability-governance/governance-and-reporting/ reporting-progress/archive.

Target’s 2023 Sustainability and Governance Report discusses Target Forward, Target’s enterprise-wide sustainability strategy, and oversight and management of risks related to various topics affecting the sustainability of Target’s business. In addition, Target publishes numerous other public reports and disclosures which address the topic and focus contemplated by this proposal. Target’s Corporate Governance Guidelines, Code of Ethics, human rights statement, and the “Grants and Corporate Giving” webpage on Target’s website at corporate.target.com/sustainability-governance/communities/grants-corporate-giving, each address topics regarding Target’s evaluation of certain risks related to sustainability and its commitment to supporting various social and political causes.

While Target has received many recognitions, ratings, and awards for various aspects of its corporate responsibility and sustainability efforts, Target does not make business decisions for the purpose of such recognition. Rather, Target makes business and operating decisions that the Board and management believe are in the best interests of Target and its shareholders, independent of the recognition that may follow.

For these reasons, the Board believes that the report this proposal is requesting is not in the best interests of Target or its shareholders.

The Board recommends that shareholders vote Against the shareholder proposal requesting a report on Target’s partnerships with, charitable contributions to, and other support for certain organizations.

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Questions and answers about the 2024 Annual Meeting

General information

1.   What is the purpose of the 2024 Annual Meeting?

The 2024 Annual Meeting provides shareholders with the opportunity to act upon the items of business described in the Meeting Notice & Summary. In addition, the 2024 Annual Meeting serves as a forum where our Leadership Team reports on Target’s performance and governance during Fiscal 2023 and responds to questions from shareholders.

2.   What is included in the proxy materials?

The proxy materials for the 2024 Annual Meeting include the Meeting Notice & Summary, the 2024 Proxy Statement, and the 2023 Annual Report. If you received a paper copy of these materials, the proxy materials also include a proxy card or VIF.

3.   What is a proxy and what is a proxy statement?

A proxy is your legal designation of another person to vote the shares you own. The person you designate is also called a proxy or proxy holder. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. A proxy statement is the document that contains the information the SEC rules require us to provide when we ask you to sign a proxy designating individuals to vote on your behalf.

4.   Who are the designated proxies and how may I revoke a proxy?

We have designated three members of our Leadership Team as proxies for the 2024 Annual Meeting—Brian C. Cornell, Michael J. Fiddelke, and Don H. Liu. Any proxy may be revoked at any time prior to completion of voting at the 2024 Annual Meeting by delivering either a proper written notice of revocation of your proxy or a later-dated proxy to our Corporate Secretary, 1000 Nicollet Mall, TPS-2670, Minneapolis, Minnesota 55403.

5.   How are proxies being solicited and who pays the related expenses?

Proxies are being solicited principally by mail, by telephone, and through the Internet. In addition to sending you these materials, some of our directors and Leadership Team, as well as other Team Members, may contact you by telephone, mail, email, or in person. You may also be solicited by means of news releases issued by Target, postings on our website, corporate.target.com, and print advertisements. None of the members of our Leadership Team or Team Members will receive any extra compensation for soliciting you. We have retained Morrow Sodali LLC to act as a proxy solicitor for a fee estimated to be $25,000, plus reimbursement of out-of-pocket expenses. We will pay the expenses in connection with our solicitation of proxies.

Voting

6.   Who may vote and what constitutes a quorum for the 2024 Annual Meeting?

Only Registered Shareholders or Beneficial Owners holding our outstanding shares at the close of business on the record date (April 15, 2024) are entitled to receive notice of the 2024 Annual Meeting and to vote. Target common stock is the only class of voting shares we have outstanding. Each share of common stock will have one vote for each director nominee and one vote on each item of business to be voted on. As of the record date, 462,632,124 shares of our common stock were outstanding.

We need a quorum to be able to hold the 2024 Annual Meeting. The presence at the 2024 Annual Meeting, in person or by proxy, of the holders of a majority of our common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the 2024 Annual Meeting for purposes of determining whether there is a quorum.

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7.   How do I vote?

You are able to vote your shares by providing instructions to the proxy holders who will then vote in accordance with your instructions.

Advance voting

Depending on how you hold your shares, you have up to three options for voting in advance:

Method(1)
Instruction

•  Go to the website identified on the enclosed proxy card, VIF, or Internet Availability Notice.

•  Enter the control number on the proxy card, VIF, or Internet Availability Notice.

•  Follow the instructions on the website.

•  Call the toll-free number identified on the enclosed proxy card or VIF or, after viewing the proxy materials on the website provided in your Internet Availability Notice, call the toll-free number for telephone voting identified on the website.

•  Enter the control number on the proxy card, VIF, or Internet Availability Notice.

•  Follow the recorded instructions.

•  Mark your selections on the enclosed proxy card or VIF.

•  Date and sign your name exactly as it appears on the proxy card or VIF.

•  Promptly return the proxy card or VIF in the enclosed postage-paid envelope so the proxy card or VIF is received before the deadline.

Deadline	• Registered Shareholders or Beneficial Owners — 11:59 p.m. Eastern Daylight Time on June 11, 2024. • Participants in the Target 401(k) Plan — 6:00 a.m. Eastern Daylight Time on June 10, 2024.

(1)	Internet and Telephone voting is available 24 hours a day, seven days a week up to the applicable deadline. If you are a Beneficial Owner holding shares outside of the Target 401(k) Plan, you may only vote by Internet and Telephone if your broker, trustee, bank, or nominee makes those methods available to you. If you did not receive a proxy card or VIF and would like to vote by mail, you must request a physical copy of the proxy materials, which will include a proxy card or VIF, by visiting www.proxyvote.com, dialing 1-800-579-1639, or emailing sendmaterial@proxyvote.com. If requesting a physical copy of the proxy materials, please be prepared to provide your control number, which can be found in your Internet Availability Notice.

Attending and voting at the 2024 Annual Meeting

To attend, vote, and submit questions during the 2024 Annual Meeting you must visit virtualshareholdermeeting.com/TGT2024 and enter the 16-digit control number found on your proxy card, VIF, or Internet Availability Notice, as applicable. For more information about attending the 2024 Annual Meeting, please see Question 14 “How can I attend the 2024 Annual Meeting?” on page 89. Shares held within the Target 401(k) Plan may only be voted by the trustee pursuant to voting instructions received in advance of the 2024 Annual Meeting, and may not be voted by a participant at the 2024 Annual Meeting.

Important: to attend the 2024 Annual Meeting you must have the 16-digit control number found on your proxy card, VIF, or Internet Availability Notice, as applicable.

8.   What happens if I do not provide instructions on how to vote?

If you are a Registered Shareholder and return your proxy card without instructions, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board.

If you are a Beneficial Owner and do not vote your shares at the 2024 Annual Meeting, you must instead instruct your broker, trustee, bank, or nominee how to vote your shares using the voting instruction form provided by that intermediary. If you do not vote your shares at the 2024 Annual Meeting and do not provide voting instructions, whether your shares can be voted by your broker, bank, or nominee depends on the type of item being considered.

•	Non-Discretionary Items. If you do not provide voting instructions for any of the non-discretionary items at the 2024 Annual Meeting, your broker, bank, or nominee cannot vote your shares, resulting in a “broker non-vote.” All items of business other than Item 2 (Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm) are non-discretionary items. Shares constituting broker non-votes will be counted as present for the purpose of determining a quorum at the 2024 Annual Meeting, but generally are not counted or deemed to be present in person or by proxy for the purpose of voting on any of the non-discretionary items.
•	Discretionary Items. Even if you do not provide voting instructions, your broker, bank, or nominee may vote in its discretion on Item 2 (Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm) because it is a discretionary item.

If you hold shares through a trust, whether your trustee can vote your shares if you do not provide voting instructions depends on the agreement governing the trust holding your shares. Voting for shares held in the Target 401(k) Plan is detailed in Question 9 “How will shares in the Target 401(k) Plan be voted?” on page 88.

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9.   How will shares in the Target 401(k) Plan be voted?

The 2024 Proxy Statement is being used to solicit voting instructions from participants in the Target 401(k) Plan with respect to shares of our common stock that are held by the trustee of the plan for the benefit of plan participants. If you are a plan participant and also own other shares as a Registered Shareholder or Beneficial Owner, you will separately receive proxy materials to vote those other shares you hold outside of the Target 401(k) Plan. If you are a plan participant, you must instruct the plan trustee to vote your shares in advance of the 2024 Annual Meeting by utilizing one of the methods described on the voting instruction form that you receive in connection with your shares held in the Target 401(k) Plan. If you do not give voting instructions, the trustee generally will vote the shares allocated to your Target 401(k) Plan account in proportion to the instructions actually received by the trustee from participants who give voting instructions. Shares held within the Target 401(k) Plan may only be voted by the trustee pursuant to voting instructions received in advance of the 2024 Annual Meeting, and may not be voted by a participant at the 2024 Annual Meeting.

10.   What items are being voted upon, how does the Board recommend that I vote, and what are the standards for determining whether any item has been approved?

Item of business		Board recommendation	Voting approval standard	Effect of abstention	Effect of broker non-vote
Item 1:	Election of 12 directors	FOR each Director Nominee	More votes “For” than “Against”	No effect	No effect
Item 2:	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm	FOR	Majority of shares present and entitled to vote(1)	Vote “Against”	Not applicable
Item 3:	Advisory approval of executive compensation	FOR	More votes “For” than “Against”	No effect	No effect
Item 4:	Shareholder proposal to adopt a policy for an independent board chair	AGAINST	Majority of shares present and entitled to vote(1)(2)	Vote “Against”(2)	No effect(3)
Item 5:	Shareholder proposal requesting animal pain management reporting	AGAINST	Majority of shares present and entitled to vote(1)(2)	Vote “Against”(2)	No effect(3)
Item 6:	Shareholder proposal to establish wage policies	AGAINST	Majority of shares present and entitled to vote(1)(2)	Vote “Against”(2)	No effect(3)
Item 7:	Shareholder proposal requesting a political contributions congruency analysis	AGAINST	Majority of shares present and entitled to vote(1)(2)	Vote “Against”(2)	No effect(3)
Item 8:	Shareholder proposal requesting a report on Target’s partnerships with, charitable contributions to, and other support for certain organizations	AGAINST	Majority of shares present and entitled to vote(1)(2)	Vote “Against”(2)	No effect(3)

(1)	This amount must be at least a majority of the minimum number of shares entitled to vote that would constitute a quorum. “Shares present” includes shares represented in person or by proxy at the 2024 Annual Meeting.
(2)	For purposes of determining the level of support needed for a shareholder to be eligible to resubmit a shareholder proposal in a following year using Rule 14a-8 under the Exchange Act, the SEC uses a simple majority standard that compares the votes cast “For” to votes cast “Against” an item (which gives abstentions “No effect”).
(3)	If quorum cannot be established without including broker non-votes, then those broker non-votes required to establish a minimum quorum will have the same effect as votes “Against.”

An item of business will not be considered to be approved unless it meets the applicable “Voting approval standard” listed above. However, we believe in being responsive to shareholder input, and will consider whether there is majority opposition to management proposals or majority support for shareholder proposals (whether binding or non-binding) using a simple majority of more votes “For” than “Against” in determining the level of support for purposes of the Board’s response.

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11.   What happens if other matters are brought before the 2024 Annual Meeting and does Target expect that any other matters will be brought?

If any other matters properly come before the 2024 Annual Meeting calling for a vote of shareholders, proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion. The persons named as proxy holders also have discretionary authority to vote to adjourn or postpone the 2024 Annual Meeting, including for the purpose of soliciting votes in accordance with our Board’s recommendations.

As of the date of the 2024 Proxy Statement, we know of no matters that will be presented for action at the 2024 Annual Meeting other than those referred to in the 2024 Proxy Statement.

12.   May I vote confidentially?

Subject to the described exceptions, where the shareholder has requested confidentiality on the proxy card, our policy is to treat all proxies, ballots, and voting tabulations of a shareholder confidentially.

If you so request, your proxy will not be available for examination and your vote will not be disclosed prior to the tabulation of the final vote at the 2024 Annual Meeting, except: (a) to meet applicable legal requirements, (b) to allow the independent election inspector to count and certify the results of the vote, or (c) if there is a proxy solicitation in opposition to the Board, based upon an opposition proxy statement filed with the SEC. The independent election inspector may at any time inform us whether a shareholder has voted.

Voting instructions for shares held in the Target 401(k) Plan will be confidential as required by the terms of the Target 401(k) Plan administered by the trustee.

13.   May I change my vote?

Yes. Even after you have submitted your proxy, you may change your vote at any time prior to the applicable deadline by:

•	mailing a later-dated proxy card;
•	voting again via telephone or Internet; or
•	attending and voting at the 2024 Annual Meeting by visiting virtualshareholdermeeting.com/TGT2024 and entering the 16-digit control number found on your proxy card, VIF, or Internet Availability Notice, as applicable.

Please see the instructions under Question 7 “How do I vote?” on page 87.

Meeting details

14.   How can I attend the 2024 Annual Meeting?

Attending the meeting

To attend, vote, and submit questions during the 2024 Annual Meeting you must visit virtualshareholdermeeting.com/TGT2024 and enter the 16-digit control number found on your proxy card, VIF, or Internet Availability Notice, as applicable. Only Registered Shareholders or Beneficial Owners of common stock holding shares at the close of business on the record date (April 15, 2024) will be permitted to attend, vote, and submit questions during the 2024 Annual Meeting.

Important: to attend the 2024 Annual Meeting you must have the 16-digit control number found on your proxy card, VIF, or Internet Availability Notice, as applicable.

Logistics and technical support

Shareholders may enter the 2024 Annual Meeting at virtualshareholdermeeting.com/TGT2024 beginning at approximately 11:45 a.m. Central Daylight Time on June 12, 2024, and the meeting will begin promptly at 12:00 p.m. Central Daylight Time. If you experience any technical difficulties during the meeting, a toll-free number will be available on the virtual shareholder meeting website for assistance.

Other questions

If you have additional questions about the 2024 Annual Meeting, please contact Investor Relations by email at investorrelations@target.com or by telephone at 800-775-3110.

TARGET CORPORATION 2024 Proxy Statement	89

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15.   How will the 2024 Annual Meeting be conducted?

Format and rules of conduct

We are holding the 2024 Annual Meeting in a virtual-only meeting format. You will not be able to attend the 2024 Annual Meeting at a physical location. A program containing the rules of conduct for the 2024 Annual Meeting will be provided to attendees at virtualshareholdermeeting.com/TGT2024.

Question and answer session

A shareholder who has entered the 16-digit control number found on their proxy card, VIF, or Internet Availability Notice, as applicable, may submit a question for the 2024 Annual Meeting either:

•	in real time during the 2024 Annual Meeting at virtualshareholdermeeting.com/TGT2024; or
•	in advance of the 2024 Annual Meeting at www.proxyvote.com.

Questions will be read at the 2024 Annual Meeting by one of our representatives. Questions and answers may be grouped by topic and substantially similar questions may be answered once. To promote fairness and efficient use of resources, only one question may be asked per shareholder. Questions will be limited to topics relevant to Target’s business. For example, personal matters are not appropriate topics. In addition, statements of advocacy that are not questions or do not relate to Target’s business will not be addressed. For appropriate questions that are not otherwise addressed during the 2024 Annual Meeting, we may choose to communicate an answer directly to the submitting shareholder or publish the answer on the investor relations section of our website at corporate.target.com/investors.

Access to information

16.   How may I access or receive the proxy materials, other periodic filings, key corporate governance documents, and other information?

You may access our 2024 Proxy Statement, 2023 Annual Report, SEC filings, key corporate governance documents, and other information in a number of different ways, free of charge:

Document	Methods of access
	Website(1)	Hard copy
2024 Proxy Statement(2)	corporate.target.com/investors/annual/proxy-information-and-archive	Contact Investor Relations Email investorrelations@target.com Phone 800-775-3110 Mail Target Corporation Attn: Investor Relations 1000 Nicollet Mall, TPN-1220 Minneapolis, Minnesota 55403
2023 Annual Report(2)	corporate.target.com/investors/annual/annual-reports-and-archive
Other Periodic Reports: • Forms 10-Q • Forms 8-K	corporate.target.com/investors/sec-filings
Corporate Governance Documents: • Articles of Incorporation • Bylaws • Corporate Governance Guidelines (includes Director Code of Ethics) • Board Committee Charters • Team Member Code of Ethics	corporate.target.com/sustainability-governance/governance-and-reporting/corporate-governance
Sustainability and Governance Report	corporate.target.com/sustainability-governance/governance-and-reporting/reporting-progress
Workforce Diversity Report(3)	corporate.target.com/sustainability-governance/our-team/diversity-equity-inclusion/workforce-diversity

(1)	You can subscribe to receive investor email alerts from Target’s Investor Relations at corporate.target.com/investors/investor-email-alerts.
(2)	If you would like to reduce the costs incurred by Target in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards, and annual reports electronically via e-mail or the Internet at https://enroll.icsdelivery.com/tgt.
(3)	Includes demographic information using the categories disclosed in our EEO-1 report.

TARGET CORPORATION 2024 Proxy Statement	90

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17.   What is householding?

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain shareholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our annual report and proxy statement, unless one or more of these shareholders notifies us that they would like to continue to receive individual copies. This will reduce our printing costs and postage fees. Shareholders who participate in householding will continue to receive separate proxy cards. Also, householding will not in any way affect dividend check mailings.

Please contact Investor Relations by email, phone, or mail using the information in the “Hard Copy” column of Question 16 “How may I access or receive the proxy materials, other periodic filings, key corporate governance documents, and other information?” on page 90 if:

•	you and other shareholders with whom you share an address currently receive multiple copies of our annual reports and/or proxy statements, or if you hold stock in more than one account, and in either case, you would like to receive only a single copy of the 2023 Annual Report or the 2024 Proxy Statement for your household; or
•	you participate in householding and would like to receive a separate copy of the 2023 Annual Report or the 2024 Proxy Statement.

We will deliver the requested documents to you promptly upon receipt of your request.

Communications

18.   How can I communicate with Target’s Board?

Shareholders and other interested parties seeking to communicate with any individual director or group of directors may send correspondence to Target Board of Directors, c/o Corporate Secretary, 1000 Nicollet Mall, TPS-2670, Minneapolis, Minnesota 55403 or email BoardOfDirectors@target.com, which is managed by the Corporate Secretary. The Corporate Secretary has been instructed by the Board to forward those communications to the relevant Board members unless they are unrelated to Board or shareholder matters.

19.   How do I submit a proposal or nominate a director candidate for the 2025 Annual Meeting?

Manner of submission

Any shareholder proposals or director nominations must be submitted in writing to our Corporate Secretary at the email address provided below or at our principal executive offices. Shareholder proposals and director nominations should be addressed in one of the following two ways:

•	Via email only. Submitted in writing to our Corporate Secretary at BoardOfDirectors@target.com.
•	Via mail with a copy via email. Submitted in writing to our Corporate Secretary c/o Target Corporation, 1000 Nicollet Mall, Mail Stop TPS-2670, Minneapolis, Minnesota 55403, with a copy to BoardOfDirectors@target.com.

Shareholder proposals

This section deals with shareholder proposals for the 2025 Annual Meeting other than director nominations. If you wish to nominate a director candidate, please see the section that follows under the heading “Nomination of director candidates.” The deadlines and requirements for submitting a shareholder proposal depend on whether a shareholder seeks to have the proposal included in the 2025 Proxy Statement using Rule 14a-8 under the Exchange Act:

•	Proposals of business not using Rule 14a-8. Under our Bylaws, if a shareholder wants to propose an item of business to be considered at the 2025 Annual Meeting, the shareholder must give advance written notice to our Corporate Secretary by March 14, 2025. The advance written notice must comply with all applicable statutes and regulations, as well as certain other provisions contained in our Bylaws, which generally require the shareholder to provide a brief description of the proposed business, reasons for proposing the business, and certain information about the shareholder and the Target securities held by the shareholder.
•	Proposals of business using Rule 14a-8. A shareholder who wants to propose an item of business to be included in our 2025 Proxy Statement using Rule 14a-8 must follow the procedures provided in Rule 14a-8. In addition, the proposal must be received by our Corporate Secretary by December 30, 2024.

Nomination of director candidates

The deadlines and requirements for director candidates recommended for consideration or nominated by a shareholder are as follows:

•	Recommending a candidate for Governance & Sustainability Committee consideration. Any shareholder who wants to recommend a candidate for the Governance & Sustainability Committee to consider nominating as a director at the 2025 Annual Meeting should submit a written request and related information to our Corporate Secretary no later than December 31, 2024 in order to allow for sufficient time to consider the recommendation.

TARGET CORPORATION 2024 Proxy Statement	91

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•	Directly nominating a director candidate outside of our 2025 Proxy Statement. Under our Bylaws, if a shareholder plans to directly nominate a person as a director at the 2025 Annual Meeting, the shareholder must give advance written notice of the director nomination to our Corporate Secretary by March 14, 2025, and must comply with all applicable statutes and regulations, as well as certain other provisions contained in our Bylaws, which generally require the shareholder to provide certain information about the proposed director, the shareholder, and the Target securities held by the shareholder. In addition to satisfying those advance notice and requirements in our Bylaws by the March 14, 2025 deadline, any shareholder who intends to solicit proxies in support of director nominees other than the Board’s nominees must comply with the Universal Proxy Rules by providing notice to our Corporate Secretary by April 14, 2025 setting forth the information required by Rule 14a-19 under the Exchange Act.
•	Nominating a director candidate to be included in our 2025 Proxy Statement using our proxy access bylaw. In order to nominate a director candidate for inclusion in our 2025 Proxy Statement, a shareholder or group of shareholders must comply with our proxy access bylaw, which generally provides that a shareholder or group of up to 20 shareholders must own 3% or more of Target’s outstanding common stock continuously for at least the previous three years, and may nominate up to the greater of two individuals or 20% of the Board. Based on the current Board size of 12 directors, the maximum number of proxy access candidates that we would be required to include in the 2025 Proxy Statement is two. Requests to include shareholder-nominated director candidates in our 2025 Proxy Statement must be received by our Corporate Secretary not earlier than November 30, 2024, and not later than December 30, 2024. Each nominee must meet the qualifications required by our Bylaws. In addition, the nominating shareholder or group of shareholders must provide certain information and meet the other specific requirements of our Bylaws.

Forward-looking statements

This 2024 Proxy Statement contains forward-looking statements, which are based on our current assumptions and expectations. These statements are typically accompanied by the words “aim,” “anticipate,” “believe,” “could,” “expect,” “may,” “seek,” “will,” “would,” or similar words. The principal forward-looking statements in this 2024 Proxy Statement include statements regarding: our future financial and operational performance, our strategy for growth, shareholder value, planned investments in our business, new store openings and remodels, enhancement of our supply chain operations, our Target Forward strategy (including sustainability goals and ambitions), intended results of risk oversight and risk management efforts, our executive compensation program, and the Board’s leadership structure, composition, policies, and practices.

All such forward-looking statements are intended to enjoy the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, as amended. Although we believe there is a reasonable basis for the forward-looking statements, our actual results could be materially different. The most important factors which could cause our actual results to differ from our forward-looking statements are set forth in our description of risk factors included in Part I, Item 1A, Risk Factors of our 2023 Annual Report, which should be read in conjunction with the forward-looking statements in this 2024 Proxy Statement. Forward-looking statements speak only as of the date they are made, and we do not undertake any obligation to update any forward-looking statement.

TARGET CORPORATION 2024 Proxy Statement	92

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Appendix A

Commonly used or defined terms

Term	Definition
2020-2023 PSUs	The PSU awards granted in March 2021 for the four-year performance period ended February 3, 2024
2021-2023 PBRSUs	The PBRSU awards granted in March 2021 for the three-year performance period ended February 3, 2024
2022-2024 PSUs	The PSU awards granted in March 2022 for the three-year performance period ended February 1, 2025
2022 Annual Meeting	Target Corporation’s 2022 annual meeting of shareholders
2022 Annual Report	Target Corporation’s Form 10-K for Fiscal 2022
2022 Proxy Statement	Target Corporation’s proxy statement for the 2022 Annual Meeting
2023-2025 PBRSUs	The PBRSU awards granted in March 2023 for the three-year performance period ended January 31, 2026
2023-2025 PSUs	The PSU awards granted in March 2023 for the three-year performance period ended January 31, 2026
2023 Annual Meeting	Target Corporation’s 2023 annual meeting of shareholders
2023 Annual Report	Target Corporation’s Form 10-K for Fiscal 2023
2024 Annual Meeting	Target Corporation’s 2024 annual meeting of shareholders
2025 Annual Meeting	Target Corporation’s 2025 annual meeting of shareholders
2024 Proxy Statement	Target Corporation’s proxy statement for the 2024 Annual Meeting
2025 Proxy Statement	Target Corporation’s proxy statement for the 2025 Annual Meeting
Adjusted EPS	A non-GAAP metric that excludes the impact of certain items; see page 28 of the 2023 Annual Report for a reconciliation of Adjusted EPS to GAAP diluted EPS
Adjusted Sales	A non-GAAP metric used for our PSUs that excludes the impact of certain items; see pages 42 and 47 for a description for how it is calculated based on the disclosed adjustments to our reported results or those of our peer group
Annual TDC	Annual total direct compensation, calculated as described on page 41
Articles of Incorporation	Amended and Restated Articles of Incorporation of Target Corporation (as amended through June 9, 2010)
Audit & Risk Committee	Audit & Risk Committee of the Board of Directors of Target Corporation
Base LTD Plan	Our widely available qualified long-term disability plan
Board	Board of Directors of Target Corporation
Beneficial Owner	A shareholder whose shares are held through a broker, trustee, bank, or other nominee
Bylaws	Bylaws of Target Corporation (as amended and restated through January 11, 2023)
CD&A	The “Compensation Discussion and Analysis” section of the 2024 Proxy Statement
CAGR	Compound annual growth rate
CAP	Compensation Actually Paid
CEO	Chief Executive Officer
Chair/Chair of the Board	Chair of the Board of Directors of Target Corporation
Committee	A committee of the Board of Directors of Target Corporation
Committee Chair	Chair of a committee of the Board of Directors of Target Corporation
Compensation & Human Capital Management Committee	Compensation & Human Capital Management Committee of the Board of Directors of Target Corporation

TARGET CORPORATION 2024 Proxy Statement	93

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Term	Definition
Compliance Date	Date by which a director or member of the Leadership Team is expected to achieve the required levels of ownership under our stock ownership guidelines (before the end of the fifth full year occurring after election or appointment)
Corporate Governance Guidelines	Target Corporation’s Corporate Governance Guidelines (revised January 2023), which includes the Director Code of Ethics
DE&I	Diversity, equity, and inclusion
DDCP	Target Corporation’s Director Deferred Compensation Plan
Earned Payout	The amount of shares earned based on actual performance at the end of the performance period
EDCP	Target Corporation’s Executive Deferred Compensation Plan
EPS	Diluted Earnings Per Share, a GAAP metric as reported on page 40 of the 2023 Annual Report
EVP & CHRO	Executive Vice President & Chief Human Resources Officer
Excess LTD Plan	Our self-insured unfunded excess long-term disability plan
Exchange Act	The Securities Exchange Act of 1934, as amended
Fiscal 2017	Target Corporation’s fiscal year covering the period from January 29, 2017 through February 3, 2018
Fiscal 2019	Target Corporation’s fiscal year covering the period from February 3, 2019 through February 1, 2020
Fiscal 2020	Target Corporation’s fiscal year covering the period from February 2, 2020 through January 30, 2021
Fiscal 2021	Target Corporation’s fiscal year covering the period from January 31, 2021 through January 29, 2022
Fiscal 2022	Target Corporation’s fiscal year covering the period from January 30, 2022 through January 28, 2023
Fiscal 2023	Target Corporation’s fiscal year covering the period from January 29, 2023 through February 3, 2024
Fiscal 2024	Target Corporation’s fiscal year covering the period from February 4, 2024 through February 1, 2025
GAAP	Generally Accepted Accounting Principles in the United States
Goal Payout	The amount of shares represented by the at-goal payout
Governance & Sustainability Committee	Governance & Sustainability Committee of the Board of Directors of Target Corporation
ICP	Income Continuation Plan
Infrastructure & Finance Committee	Infrastructure & Finance Committee of the Board of Directors of Target Corporation
Incentive Operating Income	A non-GAAP metric that represents Operating Income on a pre-short-term incentive compensation basis and is calculated by excluding short-term incentive expense from our Operating Income
Internet Availability Notice	Internet Availability Notice
IRC	Internal Revenue Code
ISG	Investor Stewardship Group
Leadership Team	Members of Target’s management who are listed on the “Our Leadership” page of Target’s website (corporate.target.com/about/purpose-history/leadership)
Lead Independent Director	The lead independent director of the Board of Directors of Target Corporation
LTI	Long-term Incentive
Meeting Notice & Summary	The “Notice of meeting and proxy summary” section of the 2024 Proxy Statement
NEOs	Named Executive Officers
Non-CEO NEOs	The NEOs other than the CEO
NYSE	New York Stock Exchange
Operating Income	A GAAP metric as reported on page 40 of the 2023 Annual Report

TARGET CORPORATION 2024 Proxy Statement	94

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Term	Definition
PBRSUs	Performance-based restricted stock units
PCAOB	Public Company Accounting Oversight Board
PSUs	Performance share units
Pension Plan	Target Corporation Pension Plan
ROIC	Return on Invested Capital, which is a ratio based on GAAP information, with the exception of the add-back of operating lease interest to operating income
Registered Shareholder	A shareholder whose shares are registered directly in the shareholder’s name with Target’s transfer agent, EQ Shareowner Services
Relative TSR	A performance measure used for our PBRSUs based on relative three-year TSR performance versus our retail peer group; see page 49 for more details
RSUs	Restricted stock units
Sales	A GAAP metric as reported on page 40 of the 2023 Annual Report
Say on Pay	Advisory approval of executive compensation
SEC	Securities and Exchange Commission
SPP I	Target Corporation Supplemental Pension Plan I
SPP II	Target Corporation Supplemental Pension Plan II
STIP	Short-term Incentive Plan
Supplemental Pension Plans	SPP I and SPP II
Sustainability and Governance Report	Target’s Sustainability and Governance Report
Target 401(k) Plan	Target Corporation 401(k) Plan
Target	Target Corporation
Target Forward	The sustainability-focused component of Target’s overall business strategy
TSR	Total Shareholder Return
Team Member(s)	Employee(s) of Target
Universal Proxy Card	A proxy card that lists all director nominees of all sides in a direction election contest.
Universal Proxy Rules	The rules adopted by the SEC that require use of a Universal Proxy Card in non-exempt director election contests.
VIF	Voter instruction form
Year-End Stock Price	Our Fiscal 2023 year-end closing stock price of $145.49 per share

TARGET CORPORATION 2024 Proxy Statement	95

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1000 Nicollet Mall
Minneapolis, MN 55403
612.304.6073
Target.com

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Your **Vote** Counts!

TARGET CORPORATION

2024 Annual Meeting of Shareholders

Date: June 12, 2024
Time: 12:00 p.m. CDT
Location: Online in a virtual-only format at **virtualshareholdermeeting.com/TGT2024**
Record Date: April 15, 2024

TARGET

TARGET CORPORATION
1000 NICOLLET MALL
TPN-1220
MINNEAPOLIS, MN 55403

V46514-P08293

You invested in TARGET CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 12, 2024.**

Get informed before you vote

Before voting, we encourage you to view the Proxy Statement and Annual Report online OR request a free paper or email copy of those proxy materials prior to May 29, 2024. If you would like to request a copy of the proxy materials for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639, or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy of the proxy materials.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Internet and Telephone Voting Deadlines*

- 6:00 a.m. EDT on June 10, 2024 for shares held in the Target Corporation 401(k) Plan (the Plan)
- 11:59 p.m. EDT on June 11, 2024 for all other shareholders

*If you plan to attend the meeting, you must follow the requirements for admission described in the Proxy Statement. Additionally, you may vote at the meeting using your control number (indicated above), except that if your shares are held in the Plan you must vote by the deadline above and may not vote during the meeting.

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Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	David P. Abney	For
1b.	Douglas M. Baker, Jr.	For
1c.	George S. Barrett	For
1d.	Gail K. Boudreaux	For
1e.	Brian C. Cornell	For
1f.	Robert L. Edwards	For
1g.	Donald R. Knauss	For
1h.	Christine A. Leahy	For
1i.	Monica C. Lozano	For
1j.	Grace Puma	For
1k.	Derica W. Rice	For
1l.	Dmitri L. Stockton	For
2.	Company proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm.	For
3.	Company proposal to approve, on an advisory basis, our executive compensation (Say on Pay).	For
4.	Shareholder proposal to adopt a policy for an independent board chair.	Against
5.	Shareholder proposal requesting animal pain management reporting.	Against
6.	Shareholder proposal to establish wage policies.	Against
7.	Shareholder proposal requesting a political contributions congruency analysis.	Against
8.	Shareholder proposal requesting a report on Target's partnerships with, charitable contributions to, and other support for certain organizations.	Against

NOTE: In addition, the Company may transact such other business as may properly come before the meeting and at any adjournment or postponement of the meeting.

The proxy card will be voted as directed, but if no direction is given it will be voted "FOR" the nominees listed in Item 1, "FOR" Items 2 and 3, and "AGAINST" Items 4, 5, 6, 7 and 8. In addition, the proxy card will be voted in the discretion of the proxies on any other matters that may properly come before the meeting. The proxies cannot vote these shares unless you vote by Internet or telephone, or unless you request paper proxy materials and sign and return the proxy card included with those materials.

The following information applies only to participants whose shares are held in the Plan:

- The proxy card or your vote by Internet or telephone will constitute voting instructions to the Trustee of the Plan. In accordance with the terms of the Plan, participants are instructing the Trustee to vote as a named fiduciary under the Employee Retirement Income Security Act of 1974.
- Your voting instructions will be held in the strictest confidence by the Trustee and will not be divulged or released to any person, including officers or employees of Target Corporation. **If you return your proxy card but do not indicate your vote on a proposal, the Trustee is instructed to vote with the Board's recommendation, which is "FOR" the nominees listed in Item 1, "FOR" Items 2 and 3, and "AGAINST" Items 4, 5, 6, 7 and 8.**
- Your voting instructions will be applied based on the proportionate interest in shares held by the Target Common Stock Fund under the Plan. If you do not return a signed proxy card or respond by Internet or telephone as described on the reverse side by 6:00 a.m. Eastern Daylight Time on June 10, 2024, the Trustee will vote the proportionate interest in the shares held by the Target Common Stock Fund in the same proportion as instructions actually received by the Trustee from Plan participants who gave voting instructions. Instructions received by the Trustee after 6:00 a.m. Eastern Daylight Time on June 10, 2024, will not be counted. Participants whose shares are held in the Plan may not vote during the meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V46515-P08293

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TARGET

TARGET CORPORATION
1000 NICOLLET MALL
TPN-1220
MINNEAPOLIS, MN 55403

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions. Have your proxy card in hand when you access **www.proxyvote.com** and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Target Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you vote your proxy through the Internet or by telephone, you do NOT need to mail back your card.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Target Corporation in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards, and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V46485-P08293

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TARGET CORPORATION

The Board of Directors recommends you vote "FOR" the nominees listed in Item 1 and "FOR" Items 2 and 3.

1. Election of Directors

Nominees:	For	Against	Abstain
1a. David P. Abney	☐	☐	☐
1b. Douglas M. Baker, Jr.	☐	☐	☐
1c. George S. Barrett	☐	☐	☐
1d. Gail K. Boudreaux	☐	☐	☐
1e. Brian C. Cornell	☐	☐	☐
1f. Robert L. Edwards	☐	☐	☐
1g. Donald R. Knauss	☐	☐	☐
1h. Christine A. Leahy	☐	☐	☐
1i. Monica C. Lozano	☐	☐	☐
1j. Grace Puma	☐	☐	☐
1k. Derica W. Rice	☐	☐	☐
1l. Dmitri L. Stockton	☐	☐	☐
2. Company proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm.	☐	☐	☐

	For	Against	Abstain
3. Company proposal to approve, on an advisory basis, our executive compensation (Say on Pay).	☐	☐	☐

The Board of Directors recommends you vote "AGAINST" Items 4, 5, 6, 7 and 8.	For	Against	Abstain
4. Shareholder proposal to adopt a policy for an independent board chair.	☐	☐	☐
5. Shareholder proposal requesting animal pain management reporting.	☐	☐	☐
6. Shareholder proposal to establish wage policies.	☐	☐	☐
7. Shareholder proposal requesting a political contributions congruency analysis.	☐	☐	☐
8. Shareholder proposal requesting a report on Target's partnerships with, charitable contributions to, and other support for certain organizations.	☐	☐	☐

NOTE: In addition, the Company may transact such other business as may properly come before the meeting and at any adjournment or postponement of the meeting.

If you are a registered or beneficial shareholder, consenting to receive all future annual meeting materials electronically is simple and fast! Enroll today at https://enroll.icsdelivery.com/tgt for secure online access to your proxy materials.

	Yes	No
Mark here if you would like your voting instructions to be confidential pursuant to the Target Corporation policy on confidential voting described in the 2024 Proxy Statement.	☐	☐

NOTE: Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such, and, if signing for a corporation, please give your full title. Joint owners should each sign personally. Please sign, date, and return the proxy card promptly using the enclosed envelope.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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Target Corporation
2024 Annual Meeting of Shareholders
Wednesday, June 12, 2024
12:00 p.m. Central Daylight Time
virtualshareholdermeeting.com/TGT2024

IF YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU MUST FOLLOW THE REQUIREMENTS FOR ADMISSION DESCRIBED IN THE PROXY STATEMENT.

Registered Shareholders can access their Target Corporation accounts online via:
www.shareowneronline.com

For Shareholder Information Call 1-800-794-9871
Monday - Friday between 7 a.m. - 7 p.m. Central Daylight Time

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 12, 2024:
The Proxy Statement and Annual Report are available at *www.proxyvote.com*.

V46486-P08293

TARGET

Proxy Solicited on Behalf of the Board of Directors for the June 12, 2024 Annual Meeting of Shareholders
Vote by Internet, Telephone, or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting deadlines are:

- **11:59 p.m. Eastern Daylight Time on June 11, 2024 for all shareholders except participants whose shares are held in the Target Corporation 401(k) Plan (the Plan), and**
- **6:00 a.m. Eastern Daylight Time on June 10, 2024 for participants whose shares are held in the Plan.**

Your Internet or telephone vote authorizes the named proxies to vote these shares in the same manner as if you marked, signed, and returned your proxy card.

Brian C. Cornell, Michael J. Fiddelke, and Don H. Liu, and each of them, are hereby appointed proxies, with power of substitution to each, to represent and to vote as designated on the reverse side of this proxy card, all shares of capital stock of Target Corporation, a Minnesota corporation, held by the undersigned on April 15, 2024, the record date for the Annual Meeting of Shareholders to be held on June 12, 2024, and at any adjournment or postponement of the meeting. **This proxy card will be voted as directed, but if no direction is given it will be voted "FOR" the nominees listed in Item 1, "FOR" Items 2 and 3, and "AGAINST" Items 4, 5, 6, 7 and 8. In addition, this proxy card will be voted in the discretion of the proxies on any other matters that may properly come before the meeting. The proxies cannot vote these shares unless you vote by Internet or telephone or unless you sign this card on the reverse side and return it.**

The following information applies only to participants whose shares are held in the Plan:

- This proxy card or your response by Internet or telephone as described on the reverse side will constitute voting instructions to the Trustee of the Plan. In accordance with the terms of the Plan, participants are instructing the Trustee to vote as a named fiduciary under the Employee Retirement Income Security Act of 1974.
- Your voting instructions will be held in the strictest confidence by the Trustee and will not be divulged or released to any person, including officers or employees of Target Corporation. **If you return your proxy card but do not indicate your vote on a proposal, the Trustee is instructed to vote with the Board's recommendation, which is "FOR" the nominees listed in Item 1, "FOR" Items 2 and 3, and "AGAINST" Items 4, 5, 6, 7 and 8.**
- Your voting instructions will be applied based on the proportionate interest in shares held by the Target Common Stock Fund under the Plan. If you do not return a signed proxy card or respond by Internet or telephone as described on the reverse side by 6:00 a.m. Eastern Daylight Time on June 10, 2024, the Trustee will vote the proportionate interest in the shares held by the Target Common Stock Fund in the same proportion as instructions actually received by the Trustee from Plan participants who gave voting instructions. Instructions received by the Trustee after 6:00 a.m. Eastern Daylight Time on June 10, 2024, will not be counted. Participants whose shares are held in the Plan may not vote during the meeting.